                                                                   EXHIBIT 10.01





                      ------------------------------------



                    SECOND AMENDED AND RESTATED AGREEMENT OF
                              LIMITED PARTNERSHIP


                                       OF


                      CRESCENT REAL ESTATE EQUITIES LIMITED
                                  PARTNERSHIP


                      ------------------------------------








                                                  Dated as of November 1, 1997

                               TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----

ARTICLE I DEFINED TERMS ..................................................................  2

ARTICLE II ORGANIZATIONAL MATTERS ........................................................ 17
     Section 2.1 Continuation of Partnership ............................................. 17
     Section 2.2 Name .................................................................... 17
     Section 2.3 Principal Office and Registered Agent ................................... 17
     Section 2.4 Power of Attorney ....................................................... 17
     Section 2.5 Term .................................................................... 19

ARTICLE III PURPOSE ...................................................................... 19
     Section 3.1 Purpose and Business .................................................... 19
     Section 3.2 Powers .................................................................. 19

ARTICLE IV CAPITAL CONTRIBUTIONS ......................................................... 20
     Section 4.1 Capital Contributions of the Partners ................................... 20
     Section 4.2 Additional Funding ...................................................... 21
     Section 4.3 Issuance of Additional Partnership Interests ............................ 23
     Section 4.4 No Preemptive Rights .................................................... 25
     Section 4.5 No Interest on Capital .................................................. 26
     Section 4.6 Stock Incentive Plans ................................................... 26
     Section 4.7 Other Equity Compensation Plans ......................................... 27

ARTICLE V DISTRIBUTIONS .................................................................. 28
     Section 5.1 Initial Partnership Distributions ....................................... 28
     Section 5.2 Requirement and Characterization of Distributions ....................... 28
     Section 5.3 Amounts Withheld ........................................................ 28
     Section 5.4 Distributions in Kind ................................................... 29
     Section 5.5 Distributions Upon Liquidation .......................................... 29

ARTICLE VI ALLOCATIONS ................................................................... 29
     Section 6.1 Allocations For Capital Account Purposes ................................ 29
     Section 6.2 Allocation of Nonrecourse Debt .......................................... 30

ARTICLE VII MANAGEMENT AND OPERATIONS OF BUSINESS ........................................ 30
     Section 7.1 Management .............................................................. 30
     Section 7.2 Certificate of Limited Partnership ...................................... 34
     Section 7.3 Restrictions on General Partner's Authority ............................. 34


                                      (i)

     Section 7.4 Reimbursement of the Crescent Group ..................................... 35
     Section 7.5 Outside Activities of the Crescent Group ................................ 35
     Section 7.6 Contracts with Affiliates ............................................... 36
     Section 7.7 Indemnification ......................................................... 36
     Section 7.8 Liability of the General Partner ........................................ 39
     Section 7.9 Other Matters Concerning the General Partner ............................ 39
     Section 7.10 Title to Partnership Assets ............................................ 40
     Section 7.11 Reliance by Third Parties .............................................. 40
     Section 7.12 Limited Partner Representatives ........................................ 41

ARTICLE VIII RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS .................................. 41
     Section 8.1 Limitation of Liability ................................................. 41
     Section 8.2 Management of Business .................................................. 41
     Section 8.3 Outside Activities of Limited Partners .................................. 42
     Section 8.4 Return of Capital ....................................................... 42
     Section 8.5 Rights of Limited Partners Relating to the Partnership .................. 42
     Section 8.6 Exchange Rights ......................................................... 43
     Section 8.7 Covenants Relating to the Exchange Rights ............................... 44
     Section 8.8 Other Matters Relating to the Exchange Rights ........................... 45

ARTICLE IX BOOKS, RECORDS, ACCOUNTING AND REPORTS ........................................ 45
     Section 9.1 Records and Accounting .................................................. 45
     Section 9.2 Fiscal Year ............................................................. 46
     Section 9.3 Reports ................................................................. 46

ARTICLE X TAX MATTERS .................................................................... 46
     Section 10.1 Preparation of Tax Returns ............................................. 46
     Section 10.2 Tax Elections .......................................................... 46
     Section 10.3 Tax Matters Partner .................................................... 47
     Section 10.4 Organizational Expenses ................................................ 48
     Section 10.5 Withholding ............................................................ 48

ARTICLE XI TRANSFERS AND WITHDRAWALS ..................................................... 49
     Section 11.1 Transfer ............................................................... 49
     Section 11.2 Transfer of Partnership Interests of the General Partner ............... 49
     Section 11.3 Transfer of Partnership Interests of Limited Partners Other Than
       Crescent Equities ................................................................. 50



                                      (ii)

     Section 11.4 Substituted Limited Partners ........................................... 51
     Section 11.5 Assignees .............................................................. 52
     Section 11.6 General Provisions ..................................................... 52
     Section 11.7 Acquisition of Partnership Interest by Partnership ..................... 53

ARTICLE XII ADMISSION OF PARTNERS ........................................................ 53
     Section 12.1 Admission of Substituted General Partner ............................... 53
     Section 12.2 Admission of Additional or Employee Limited Partners ................... 54
     Section 12.3 Amendment of Agreement and Certificate of Limited Partnership .......... 55

ARTICLE XIII DISSOLUTION AND LIQUIDATION ................................................. 55
     Section 13.1 Dissolution ............................................................ 55
     Section 13.2 Winding Up ............................................................. 56
     Section 13.3 Compliance with Timing Requirements of Regulations ..................... 57
     Section 13.4 Deemed Distribution and Recontribution ................................. 58
     Section 13.5 Rights of Limited Partners ............................................. 58
     Section 13.6 Documentation of Liquidation ........................................... 58
     Section 13.7 Reasonable Time for Winding-Up ......................................... 58
     Section 13.8 Liability of the Liquidator ............................................ 59
     Section 13.9 Waiver of Partition .................................................... 59

ARTICLE XIV AMENDMENT OF AGREEMENT ....................................................... 59
     Section 14.1 Amendments ............................................................. 59

ARTICLE XV PARTNER REPRESENTATIONS AND WARRANTIES ........................................ 60
     Section 15.1 Representations and Warranties ......................................... 60

ARTICLE XVI ARBITRATION OF DISPUTES ...................................................... 62
     Section 16.1 Arbitration ............................................................ 62
     Section 16.2 Procedures ............................................................. 62
     Section 16.3 Binding Character ...................................................... 63
     Section 16.4 Exclusivity ............................................................ 63
     Section 16.5 No Alteration of Agreement ............................................. 63

ARTICLE XVII GENERAL PROVISIONS .......................................................... 63
     Section 17.1 Addresses and Notice ................................................... 63
     Section 17.2 Titles and Captions .................................................... 64
     Section 17.3 Pronouns and Plurals ................................................... 64
     Section 17.4 Further Action ......................................................... 64



                                     (iii)

     Section 17.5 Binding Effect ......................................................... 64
     Section 17.6 Creditors .............................................................. 64
     Section 17.7 Waiver ................................................................. 64
     Section 17.8 No Agency .............................................................. 65
     Section 17.9 Entire Understanding ................................................... 65
     Section 17.10 Counterparts .......................................................... 65
     Section 17.11 Applicable Law ........................................................ 65
     Section 17.12 Invalidity of Provisions .............................................. 65
     Section 17.13 Guaranty by Crescent Equities ......................................... 65
     Section 17.14 Restriction on Sale of Sonoma Property ................................ 66


Exhibit A -- Partners, Partnership Units and Partnership Interests Exhibit B -- Capital Account Maintenance
Exhibit C -- Special Tax Allocation Rules
Exhibit D -- Notice of Exchange
Exhibit E -- Listing of Approved Substituted Limited Partners



                                      (iv)

          SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP


                                       OF


                CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP


         THIS SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP, dated as of November 1, 1997, is entered into by and among Crescent Real
Estate Equities, Ltd., a Delaware corporation, as general partner (the "General Partner"), and those parties who are Limited Partners as listed on Exhibit A hereto or who are admitted from time to time as Limited Partners as herein provided.


                              W I T N E S S E T H:


         WHEREAS, Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Partnership"), was formed pursuant to that certain Certificate of Limited Partnership dated February 9, 1994 and filed on February 9, 1994 in the office of the Secretary of State of Delaware, and that certain Agreement of Limited Partnership dated as of February 9, 1994 (the "Initial Agreement");


         WHEREAS, the Initial Agreement was amended and restated in its entirety by that certain First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of May 5, 1994, as amended by the First Amendment to the First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of May 16, 1994, the Second Amendment to the First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of April 11, 1995, the Third Amendment to the First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of April 11, 1995, the Fourth Amendment to the First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of May 3, 1995, the Fifth Amendment to the First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of May 31, 1995, the Sixth Amendment to the First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of June 1, 1995, the Seventh Amendment to the First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of August 23, 1995, the Eighth Amendment to the First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of December 31, 1995, the Restatement of Ninth Amendment to the First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of February 16, 1996, the Supplemental Amendment to the Restatement of Ninth Amendment to the First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of June 30, 1996, the Tenth Amendment to the First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of July 26, 1996, the Eleventh Amendment to the First Amended and Restated

Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of November 4, 1996, the Twelfth Amendment to the First Amended and Restated Agreement of Limited Partnership, dated as of December 31, 1996, the Thirteenth Amendment to the First Amended and Restated Agreement of Limited Partnership, dated as of April 29, 1997 and the Fourteenth Amendment to the First Amended and Restated Agreement of Limited Partnership, dated as of April 30, 1997 (hereinafter referred to collectively as the "First Amended Agreement");

         WHEREAS, the General Partner desires to amend and restate in its entirety the First Amended Agreement pursuant to its authority under Sections
2.4 and 14.1.B of the First Amended Agreement and the powers of attorney granted to the General Partner by the Limited Partners in order to (i) combine all of the provisions of the First Amended Agreement into one document, and (ii) make changes to provisions of the First Amended Agreement in accordance with Section 14.1.B(3) of the First Amended Agreement;

         WHEREAS, the General Partner desires to correct the Capital Contribution amounts set forth in Paragraph 1 of the Thirteenth Amendment to the First Amended and Restated Agreement of Limited Partnership, dated as of April 29, 1997, to the following amounts: (i) $134,100 as of February 11, 1997, in connection with the exercise of David M. Dean's options to purchase 2,400 REIT Shares; (ii) $420,000 as of February 21, 1997, in connection with the exercise of Dallas E. Lucas' option to purchase 7,500 REIT Shares;
(iii) $58,625 as of March 5, 1997, in connection with the exercise of James E. Wassel's option to purchase 1,000 REIT Shares; (iv) $59,000 as of March 6, 1997, in connection with the exercise of Jeffrey L. Fitzgerald's option to purchase 1,000 REIT Shares; (v) $15,375 as of March 11, 1997, in connection with the exercise of Charlene J. McNeil's option to purchase 250 REIT Shares;
(vi) $24,250 as of March 14, 1997, in connection with the exercise of John P. Pittman's option to purchase 400 REIT Shares; and (vii) $72,750 as of March 14, 1997, in connection with the exercise of Alan C. Powers' option to purchase 1,200 REIT Shares;

         WHEREAS, the General Partner desires to correct the description of the March 15, 1997 assignment by FW-Irving Partners, Ltd. set forth in the Recitals to the Fourteenth Amendment to the First Amended Agreement, dated as of April 30, 1997, to read as follows: FW-Irving Partners, Ltd. assigned legal title to its entire 1.176019% Limited Partnership Interest (including 635,668 Partnership Units) to its partners as follows: (i) a .001177% Limited Partnership Interest, including 636 Partnership Units, to Rainwater, Inc.,
(ii) a .704906% Limited Partnership Interest, including 381,020 Partnership Units, to John C. Goff, and (iii) a .469936% Limited Partnership Interest, including 254,012 Partnership Units, to Gerald W. Haddock;

         WHEREAS, on May 4, 1997, Joseph W. Autem exercised his Exchange Right with respect to 1,805 Partnership Units;


         WHEREAS, the individuals set forth in the following table exercised options to purchase REIT Shares for the respective number of shares, on the respective date, pursuant to the respective stock option plan and for which Crescent Equities shall receive credit for the respective Capital Contribution to the Partnership indicated opposite each such individual's name;

                                                    Number of REIT                             Capital
Individual                         Exercise Date   Shares Purchased    Plan                 Contribution
----------                         -------------   ----------------    ----                 ------------

Charlene J. McNeil                    5/12/97               300       1994 Plan                 $7,837.50
Charlene J. McNeil                    5/12/97               800       1995 Plan                $20,900.00
Paul E. Rowsey, III                   6/10/97            30,000       1994 Plan               $795,000.00
                                      6/10/97             2,800       First Amended and        $74,200.00
                                                                      Restated 1995 Plan
Jennifer L. Miller                    6/16/97               400       1995 Plan                $11,500.00
John M. Walker, Jr.                   6/16/97             6,000       1995 Plan               $172,500.00
Suzanne Stevens                       7/11/97               800       1995 Plan                $25,350.00
Carlton Jordan                        7/17/97               200       1995 Plan                 $6,600.00
Kurtis D. Adams                       7/17/97               200       1995 Plan                 $6,600.00
Michael A. Howell                     7/17/97               200       1995 Plan                 $6,600.00
Henry L. Cosby                        7/17/97               200       1995 Plan                 $6,600.00
John R. Leathers                      7/17/97               200       1995 Plan                 $6,600.00
Ramon Cortez                          7/17/97               200       1995 Plan                 $6,600.00
Becky Rainwater                       7/17/97               200       1995 Plan                 $6,600.00
J. Mike Williams                      7/17/97               200       1995 Plan                 $6,600.00

                                                        Number of REIT                                   Capital
Individual                         Exercise Date        Shares Purchased         Plan                  Contribution
----------                         -------------        ----------------         ----                  ------------

Elizabeth M. Frankowski               7/17/97                200           1995 Plan                     $6,600.00
Daniel Thompson                       7/18/97                200           1995 Plan                     $6,537.50
Mark Stanfield                        7/22/97              1,200           1995 Plan                    $39,150.00
Angela Petrucci                       7/22/97                200           1995 Plan                     $6,525.00
Michael Musack                        7/22/97                200           1995 Plan                     $6,525.00
Sidney Schneider                      7/22/97                200           1995 Plan                     $6,525.00
Rodney Leach                          7/22/97                200           1995 Plan                     $6,525.00
Vicki Rowell                          7/22/97                200           1995 Plan                     $6,525.00
Debbie Hall                           7/24/97                200           1995 Plan                     $6,600.00
Christopher Crisman                   7/24/97                200           1995 Plan                     $6,600.00
Debra Garrison                        7/24/97                100           First Amended and             $3,300.00
                                                                           Restated 1995 Plan
Teresa Shiller                        7/31/97                200           First Amended and             $6,250.00
                                                                           Restated 1995 Plan
Nelda Casbon                          7/31/97                200           First Amended and             $6,250.00
                                                                           Restated 1995 Plan
William Garcia                         8/4/97                200           First Amended and             $6,137.50
                                                                           Restated 1995 Plan
Raymond Cuellar                        8/6/97                200           First Amended and             $6,575.00
                                                                           Restated 1995 Plan
Jerry Crenshaw                        8/14/97              1,600           1994 Plan                    $53,000.00
Jerry Crenshaw                        8/14/97              1,800           1995 Plan                    $59,625.00
Priscilla Nunez                       8/18/97                200           First Amended and             $6,475.00
                                                                           Restated 1995 Plan
David Hagar                           8/18/97                192           First Amended and             $6,216.00
                                                                           Restated 1995 Plan
Richard Flusche                       8/18/97                200           First Amended and             $6,475.00
                                                                           Restated 1995 Plan
Charles Lucabaugh                     8/18/97                200           First Amended and             $6,475.00
                                                                           Restated 1995 Plan
James Dockal II                       8/18/97                800           1995 Plan                    $25,900.00
James Dockal II                       8/18/97                440           First Amended and            $14,245.00
                                                                           Restated 1995 Plan


                                                        Number of REIT                                    Capital
Individual                         Exercise Date        Shares Purchased         Plan                  Contribution
----------                         -------------        ----------------         ----                  ------------

Willie E. Hollie, Jr.                  9/4/97                200           First Amended and             $6,225.00
                                                                           Restated 1995 Plan
Amelia K. Davis                        9/4/97                200           First Amended and             $6,225.00
                                                                           Restated 1995 Plan
Anthony Tillman                        9/5/97                200           First Amended and             $6,250.00
                                                                           Restated 1995 Plan
Cheryl Dillon                         9/10/97                200           First Amended and             $6,800.00
                                                                           Restated 1995 Plan
L. Blair Tillery                      9/10/97                160           First Amended and             $5,440.00
                                                                           Restated 1995 Plan
Eric Painter                          9/10/97                200           First Amended and             $6,800.00
                                                                           Restated 1995 Plan
Elizabeth Hays                        9/11/97                200           First Amended and             $7,200.00
                                                                           Restated 1995 Plan
Jeff Fitzgerald                       9/12/97              6,000           1995 Plan                   $216,750.00
David M. Dean                         9/15/97                400           1994 Plan                    $14,500.00
Joseph D. Ambrose, III                9/16/97              2,000           1994 Plan                    $70,375.00
Joseph D. Ambrose, III                9/16/97              8,000           1995 Plan                   $281,500.00
Philip Webster                        9/18/97                200           First Amended and             $7,087.50
                                                                           Restated 1995 Plan
Brad Russell                          9/18/97                200           First Amended and             $7,087.50
                                                                           Restated 1995 Plan
Johnny Jarrin                         10/9/97                200           First Amended and             $7,800.00
                                                                           Restated 1995 Plan
Alan Connelly                         10/9/97                200           First Amended and             $7,800.00
                                                                           Restated 1995 Plan
Sharon Simmons                        10/22/97               500           1995 Plan                    $18,781.25
Jim Petrie                            10/22/97               200           First Amended and             $7,512.50
                                                                           Restated 1995 Plan


         WHEREAS, on May 14, 1997, Crescent Equities issued 500,000 REIT Shares in a public stock offering at a cash price of $25.875 per share, which cash proceeds were contributed to the Partnership by Crescent Equities pursuant to
Section 4.2 of the First Amended Agreement;

         WHEREAS, on June 30, 1997, (i) the Partnership issued 1,046 Partnership Units valued at $66,421 to Texas Greenbrier Associates, Inc. ("Greenbrier") pursuant to a Consultant Unit Agreement dated August 15, 1995 between Greenbrier and the Partnership; and (ii) Greenbrier immediately exercised its Exchange Right with respect to such 1,046 Partnership Units;



         WHEREAS, on July 8, 1997, Crescent Equities issued 217 REIT Shares to each of Morton H. Meyerson, William F. Quinn and Paul E. Rowsey, III in payment of trust managers' fees and, in connection therewith, Crescent Equities shall receive credit for an aggregate Capital Contribution to the Partnership of $20,018.25;



         Whereas, On July 25, 1997, Crescent Equities issued 351,185 REIT Shares in a public offering at a cash price of $28.475 per share, which cash proceeds were contributed to the Partnership by Crescent Equities pursuant to Section 4.2 of the First Amended Agreement;



         WHEREAS, on August 12, 1997, Crescent Equities issued 4,700,000 REIT Shares to UBS Securities (Portfolio) LLC at a price of $31.5625 per share, pursuant to that certain Purchase Agreement, dated as of August 11, 1997, by and among Crescent Equities, UBS Securities (Portfolio) LLC and Union Bank of Switzerland, London Branch, acting through its agent UBS Securities LLC, which cash proceeds were contributed to the Partnership by Crescent Equities pursuant to Section 4.2 of the First Amended Agreement;



         WHEREAS, effective August 29, 1997, Crescent Equities granted (i) 33 REIT Shares to Tommy Ellis; (ii) 33 REIT Shares to Alan Friedman; (iii) 34 REIT Shares to Shannon Gilbert; (iv) 34 REIT Shares to Jana Irwin; (v) 33 REIT Shares to John Walker; and (vi) 33 REIT Shares to John Zogg, in accordance with resolutions of the Board of Trust Managers of Crescent Equities, dated as of August 29, 1997 and, in connection therewith, Crescent Equities shall receive credit for an aggregate Capital Contribution to the Partnership of $6,325.00;



         WHEREAS, on August 31, 1997, Crescent Equities rescinded 177,604 Partnership Units held by Canyon Ranch, Inc. pursuant to Article II of that certain Contribution Agreement dated July 26, 1996 between the Partnership and Canyon Ranch, Inc.


         WHEREAS, on September 8, 1997, Gerald W. Haddock exercised his Exchange Right with respect to 8,900 Partnership Units;


         WHEREAS, on September 22, 1997, Crescent Equities issued 307,831 REIT Shares in a public offering at a cash price of $32.485 per share, which cash proceeds were contributed to the Partnership by Crescent Equities pursuant to
Section 4.2 of the First Amended Agreement;



         WHEREAS, on October 1, 1997, Greenbrier exercised options to purchase 25,500 REIT Shares pursuant to the 1994 stock option plan of Crescent Equities and, in connection therewith, Crescent Equities shall receive credit for a Capital Contribution to the Partnership of $1,012,031.25;



         WHEREAS, on October 7, 1997, Crescent Equities issued 138 REIT Shares to each of Morton H. Meyerson, William F. Quinn and Paul E. Rowsey, III in payment of trust managers' fees and, in connection therewith, Crescent Equities shall receive credit for an aggregate Capital Contribution to the Partnership of $16,767;



         WHEREAS, on October 8, 1997, Crescent Equities issued 10,000,000 REIT Shares in a public stock offering at a cash price of $39.00 per share, which cash proceeds were contributed to the Partnership by Crescent Equities pursuant to Section 4.2 of the First Amended Agreement;

         WHEREAS, on October 23, 1997, Christopher J. O'Brien exercised his Exchange Right with respect to 18,155 Partnership Units;

         WHEREAS, on October 24, 1997, Peter M. Joost exercised his Exchange Right with respect to 25,000 Partnership Units; and

         WHEREAS, the General Partner desires to amend Exhibit A to reflect the transactions described above.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:


                                    ARTICAL I
                                  DEFINED TERMS


         Except as otherwise herein expressly provided, the following terms and phrases shall have the meanings set forth below:

         "Act" means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time, and any successor to such statute.

         "Additional Funds" has the meaning set forth in Section 4.2.A hereof.

         "Additional Limited Partner" has the meaning set forth in Section 4.3 hereof.

         "Adjusted Capital Account" means the Capital Account maintained for each Partner as of the end of each fiscal year (i) increased by any amounts which such Partner is obligated to restore pursuant to any provision of this Agreement or is treated as being obligated to restore pursuant to Regulations
Section 1.704-1(b)(2)(ii)(c) or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) and (ii) decreased by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6).
The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

         "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Adjusted Capital Account as of the end of the relevant fiscal year.

         "Adjusted Property" means any property the Carrying Value of which has been adjusted pursuant to Section 1.D of Exhibit B hereof. Once an Adjusted Property is deemed distributed by, and recontributed to, the Partnership for federal income tax purposes upon a termination thereof pursuant to Section 708 of the Code, such property shall thereafter constitute a

Contributed Property until the Carrying Value of such property is further adjusted pursuant to Section 1.D of Exhibit B hereof.

         "Adjustment Date" has the meaning set forth in Section 4.2.A(2) hereof.

         "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person.

         "Agreement" means this Second Amended and Restated Agreement of Limited Partnership, as it may be amended, supplemented or restated from time to time.

         "Amstar" means Amstar Continental Plaza Limited Partnership, a Colorado limited partnership.

         "Amstar Required Cash Payment" means the "Required Cash Payment" as defined in Article III of that certain Contribution Agreement dated February 8, 1994 between Amstar and the Partnership.

         "Assignee" means a Person to whom a Limited Partnership Interest has been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in Sections 8.6, 11.3.A and 11.5.

         "Available Cash" means, with respect to any period for which such calculation is being made, (i) the sum of:

               A. the Partnership's Net Income or Net Loss, as the case may be, for such period (without regard to adjustments resulting from allocations described in Section 1.A-E of Exhibit C),

               B. Depreciation and all other noncash charges deducted in determining Net Income or Net Loss for such period,

               C. the amount of any reduction in reserves of the Partnership referred to in clause (ii)(f) below (including, without limitation, reductions resulting because the General Partner determines such amounts are no longer necessary),

               D. the excess of proceeds from the sale, exchange, disposition, or refinancing of Partnership property during such period over the gain (or loss, as the case may be) recognized from such sale, exchange, disposition, or refinancing during such period (excluding Terminating Capital Transactions) as such items of gain or loss are determined in accordance with Section 1.B of Exhibit B, and

               E. all other cash received by the Partnership for such period, including cash contributions and loan proceeds (other than refinancing proceeds described in (d) above), that was not included in determining Net Income or Net Loss for such period;

         (ii)      less the sum of:

                   (a) all principal debt payments made during such period by the Partnership,

                   (b) capital expenditures made by the Partnership during such period,

                   (c) investments in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clauses (ii)(a) or (b),

                   (d) all other expenditures and payments not deducted in determining Net Income or Net Loss for such period,

                   (e) any amount included in determining Net Income or Net Loss for such period that was not received by the Partnership during such period, and

                   (f) the amount of any increase in reserves (including, without limitation, working capital accounts or other cash or similar balances) established during such period which the General Partner determines are necessary or appropriate in its sole and absolute discretion.

         Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Partnership.

         "Bankruptcy" of a Person shall be deemed to have occurred when (a) the Person commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Person is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Person, (c) the Person executes and delivers a general assignment for the benefit of the Person's creditors, (d) the Person files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Person in any proceeding of the nature described in clause (b) above, (e) the Person seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Person or for all or any substantial part of the Person's properties, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof, (g) the appointment without the Person's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety (90) days of such appointment, or (h) an appointment referred to in clause (g) is not vacated within ninety (90) days after the expiration of any such stay.

         "Book-Tax Disparities" means, with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's Capital Account balance as maintained pursuant to Exhibit B and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

         "Business Day" means any day except a Saturday, Sunday or other day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

         "Canyon Contribution Agreement" means that certain Contribution Agreement, dated July 26, 1996, by and between the Partnership and Canyon Ranch.

         "Canyon Ranch" means Canyon Ranch, Inc. an Arizona corporation.

         "Canyon Ranch Property" means the property and assets specified in the Canyon Contribution Agreement.

         "Capital Account" means the Capital Account maintained for a Partner pursuant to Exhibit B hereof.

         "Capital Contribution" means, with respect to any Partner, any cash, cash equivalents or the Net Asset Value of Contributed Property which such Partner contributes to the Partnership.

         "Carrying Value" means (i) with respect to a Contributed Property or Adjusted Property, the Gross Asset Value of such property reduced (but not below zero) by all Depreciation with respect to such property charged to the Partners' Capital Accounts and (ii) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Exhibit B hereof, and to reflect changes, additions or other adjustments to the Carrying Value for improvements and dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

         "Cash Amount" means an amount of cash equal to the Value, as of the date of receipt by Crescent Equities of a Notice of Exchange, of the REIT Shares Amount. Notwithstanding the foregoing, if the Crescent Group raises the Cash Amount through an offering of securities, borrowings or otherwise, the Cash Amount shall be reduced by an amount equal to the expenses incurred by the Crescent Group in connection with raising such funds (to the extent that such expenses are allocable to funds used to pay the Cash Amount); provided, however, that the total reduction of the Cash Amount for such expenses shall not exceed five percent (5%) of the total Cash Amount as determined prior to reduction for such expenses.

         "Certificate" means the Certificate of Limited Partnership of the Partnership filed in the office of the Secretary of State of Delaware, as amended from time to time in accordance with the terms hereof and the Act.

         "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

         "Consultant Unit Agreement" means that certain Consultant Unit Agreement, dated August 15, 1995, by and between Greenbrier and the Partnership.

         "Contributed Funds" has the meaning set forth in Section 4.2.A(2) hereof.

         "Contributed Property" means each property or other asset (but excluding cash), in such form as may be permitted by the Act, contributed to the Partnership or deemed contributed to the Partnership on termination and reconstitution thereof pursuant to Section 708 of the Code. Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 1.D of Exhibit B hereof, such property shall no longer constitute a Contributed Property for purposes of Exhibit B hereof, but shall be deemed an Adjusted Property for such purposes.

         "Contribution Date" has the meaning set forth in Section 4.3 hereof.

         "Crescent Equities" means Crescent Real Estate Equities Company, a Texas real estate investment trust.

         "Crescent Group" means Crescent Equities, the General Partner, and any wholly owned subsidiaries of Crescent Equities or the General Partner.

         "Crescent Loan" has the meaning set forth in Section 4.2.A(1) hereof.

         "Declaration of Trust" means the Declaration of Trust of Crescent Equities, as it may be amended, supplemented or restated from time to time.

         "Deemed Partnership Interest Value" as of any date shall mean, with respect to a Partner, the product of (i) the Deemed Value of the Partnership as of such date, multiplied by (ii) such Partner's Partnership Interest as of such date.

         "Deemed Value of the Partnership" as of any date shall mean the quotient of the following amounts:

         (i) the product of (a) the Value of a REIT Share as of such date, multiplied by (b) the total number of REIT Shares issued and outstanding as of the close of business on such date (excluding treasury shares and, for purposes of Section 4.2 hereof, excluding any REIT Shares issued in exchange for Contributed Funds to be contributed to the Partnership by Crescent Equities on the Adjustment Date for which the calculation is being made), divided by

         (ii) the aggregate Partnership Interest of Crescent Equities and the General Partner as of such date.

         "Demand Notice" has the meaning set forth in Section 16.2 hereof.

         "Depreciation" means, for each fiscal year, an amount equal to the federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the General Partner.

         "Employee Limited Partner" has the meaning set forth in Section 4.7.C hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

         "Exchange Factor" means 1.0, provided that in the event that Crescent Equities (i) pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) subdivides its outstanding REIT Shares, or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Exchange Factor shall be adjusted by multiplying the Exchange Factor by a fraction, the numerator of which shall be the number of REIT Shares that would be issued and outstanding on the record date for such event if such dividend, distribution, subdivision or combination had occurred as of such date, and the denominator of which shall be the actual number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment of the Exchange Factor shall become effective immediately after the effective date of such event retroactive to the record date for such event; provided, however, that if Crescent Equities receives a Notice of Exchange after the record date, but prior to the effective date, of any such event, the Exchange Factor shall be determined as if Crescent Equities had received the Notice of Exchange immediately prior to the record date for such event.

         "Exchange Right" has the meaning set forth in Section 8.6 hereof.

         "Exchanging Person" has the meaning set forth in Section 8.6.A hereof.

         "Falcon Point Property" means the Falcon Point single family residential development located in Houston, Texas.

         "First Amended Agreement" has the meaning set forth in the recitals to this Agreement.

         "Funding Loan Proceeds" means the net cash proceeds received by the Crescent Group in connection with any Funding Loan, after deduction of all costs and expenses incurred by the Crescent Group in connection with such Funding Loan.

         "Funding Loan(s)" means any borrowing or refinancing of borrowings by or on behalf of the Crescent Group from any lender for the purpose of causing Crescent Equities to advance the proceeds thereof to the Partnership as a loan pursuant to Section 4.2.A(1) hereof.

         "General Partner" means Crescent Real Estate Equities, Ltd. (formerly known as CRE General Partner, Inc.), a Delaware corporation which is a wholly owned subsidiary of Crescent Equities, its duly admitted successors and assigns and any other Person who is a General Partner at the time of reference thereto.

         "General Partnership Interest" means the Partnership Interest held by the General Partner.

         "Greenbrier" means Texas Greenbrier Associates, Inc., a Texas corporation.

         "Greenbrier Agreement" means that certain Agreement of Acceptance of the Partnership Agreement executed by Greenbrier and delivered to the General Partner.

         "Gross Asset Value" of any Contributed Property or Properties contributed by a Partner to the Partnership in connection with the execution of this Agreement means the Net Asset Value of such Contributed Property or Properties as set forth in Exhibit A hereof, increased by any liabilities either treated as assumed by the Partnership upon the contribution of such property or properties or to which such property or properties are treated as subject when contributed pursuant to the provisions of Section 752 of the Code. The Gross Asset Value of any other Contributed Property or Properties means the fair market value of such property or properties at the time of contribution as determined by the General Partner using such reasonable method of valuation as it may adopt. The General Partner shall, in its sole and absolute discretion, use such method as it deems reasonable and appropriate to allocate the aggregate of the Gross Asset Value of Contributed Properties contributed in a single or integrated transaction among the separate properties on a basis proportional to their respective fair market values.

         "HA Development Corporation" means Houston Area Development Corp., a Texas corporation that will own the Falcon Point Property and the Huntington Woods Property.

         "Huntington Woods Property" means the Huntington Woods single family residential development located in Houston, Texas.

         "Incapacity" or "Incapacitated" means, (i) as to any individual Partner, death, total physical disability or entry of an order by a court of competent jurisdiction adjudicating him incompetent to manage his Person or his estate; (ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership; (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the Bankruptcy of such Partner.

         "Indemnitee" means (i) any Person made a party to a proceeding by reason of his status as (A) a member of the Crescent Group, (B) a director or officer of the Partnership or of a member of the Crescent Group, or (C) an attorney-in-fact of the General Partner acting pursuant to Section 7.9.C, and
(ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion.

         "Initial Agreement" has the meaning set forth in the recitals to this Agreement.

         "IRS" means the Internal Revenue Service, which administers the internal revenue laws of the United States.

         "Lien" means any liens, security interests, mortgages, deeds of trust, charges, claims, encumbrances, pledges, options, rights of first offer or first refusal and any other rights or interests of any kind or nature, actual or contingent, or other similar encumbrances of any nature whatsoever.

         "Limited Partner" means any Person named as a Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substituted Limited Partner, Additional Limited Partner, or Employee Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

         "Limited Partnership Interest" means a Partnership Interest of a Limited Partner in the Partnership and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

         "Liquidating Event(s)" has the meaning set forth in Section 13.1 hereof.

         "Liquidator" has the meaning set forth in Section 13.2 hereof.

         "Management Company" means Crescent Development Management Corp., a Texas corporation that will provide management services to the Mira Vista Property, the Falcon Point Property, the Huntington Woods Property, and certain other properties that may be acquired by the Partnership in the future. The Partnership will own one (1) share of voting common stock and nine thousand eight hundred and ninety-nine (9,899) shares of nonvoting common stock of the Management Company.

         "Mira Vista Property" means the single family residential development located in Fort Worth, Texas, and a ninety-eight percent (98%) interest in the limited liability company that owns the adjacent Mira Visa Golf Club.

         "MV Development Corporation" means Mira Vista Development Corp., a Texas corporation that will own the Mira Vista Property.

         "Net Asset Value" in the case of any Contributed Property contributed by a Partner to the Partnership in connection with the execution of this Agreement shall be determined on an aggregate basis with respect to all of the properties contributed by such Partner to the Partnership, and means the aggregate Gross Asset Values of such properties, reduced by any liabilities either treated as assumed by the Partnership upon the contribution of such properties or to which such properties are treated as subject when contributed pursuant to the provisions of Section 752 of the Code. The aggregate Net Asset Values of the properties contributed by each Partner to the Partnership in connection with the execution of this Agreement are set forth in Exhibit A. In the case of any other Contributed Property and as of the time of its contribution to the Partnership, Net Asset Value means the Gross Asset Value of such property, reduced by any liabilities either treated as assumed by the Partnership upon such contribution or to which such property is treated as subject when contributed pursuant to Section 752 of the Code.

         "Net Income" means, for any taxable period, the excess, if any, of the Partnership's items of income and gain for such taxable period over the Partnership's items of loss and deduction for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with
Section 1.B of Exhibit B. Once an item of income, gain, loss or deduction that has been included in the initial computation of Net Income is subjected to the special allocation rules in Exhibit C, Net Income or the resulting Net Loss, whichever the case may be, shall be recomputed without regard to such item.

         "Net Loss" means, for any taxable period, the excess, if any, of the Partnership's items of loss and deduction for such taxable period over the Partnership's items of income and gain for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with
Section 1.B of Exhibit B. Once an item of income, gain, loss or deduction that has been included in the initial computation of Net Loss is subjected to the special allocation rules in Exhibit C, Net Loss or the resulting Net Income, whichever the case may be, shall be recomputed without regard to such items.

         "New Interests" has the meaning set forth in Section 8.7.C hereof.

         "New Securities" has the meaning set forth in Section 8.7.C hereof.

         "Nonrecourse Built-in Gain" means, with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or negative pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Section 2.B of Exhibit C if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

         "Non-Unitholder Partnership Interest" means a Limited Partnership Interest that does not have Partnership Units associated therewith.

         "Nonrecourse Deductions" has the meaning set forth in Regulations
Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a fiscal year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

         "Nonrecourse Liability" has the meaning set forth in Regulations
Section 1.752-1(a)(2).

         "Notice of Exchange" means the Notice of Exchange substantially in the form of Exhibit D to this Agreement.

         "Partner" means a General Partner or a Limited Partner, and "Partners" means the General Partner and the Limited Partners.

         "Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

         "Partner Nonrecourse Debt" has the meaning set forth in Regulations
Section 1.704-2(b)(4).

         "Partner Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

         "Partnership" means the limited partnership formed under the Act and pursuant to this Agreement.

         "Partnership Interest" means an ownership interest in the Partnership representing a Capital Contribution by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. The Partnership Interest of each Partner shall be expressed as a percentage of the total Partnership Interests owned by all of the Partners, as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time. All Partnership Interests shall be calculated to the nearest one millionth of one percent (0.000000%), with amounts equal to or greater than 0.0000005% being rounded up to the next one millionth of one percent, and with amounts less than 0.0000005% being rounded down to the next one millionth of one percent.

         "Partnership Minimum Gain" has the meaning set forth in Regulations
Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a fiscal year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

         "Partnership Record Date" means the record date established by the General Partner for the distribution of Available Cash pursuant to Section 5.3 hereof, which record date shall be the same as the record date established by Crescent Equities or otherwise pursuant to the Texas Act for a distribution to its shareholders of some or all of its portion of such distribution.

         "Partnership Unit" means a unit representing the Exchange Rights associated with the Partnership Interests issued to certain of the Limited Partners pursuant to the terms of this Agreement, which unit may be exchanged for REIT Shares or cash through the exercise of the Exchange Rights set forth in Sections 8.6. The number of Partnership Units of each Limited Partner shall be as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time. The Partnership Units may be evidenced by certificates as set forth in Section 4.1.C hereof.

         "Person" means an individual or a corporation, partnership, trust, unincorporated organization, association or other entity.

         "Qualified Individual" has the meaning set forth in Section 16.2 hereof.

         "RainAm Investors" means RainAm Investment Properties Ltd., a Texas limited partnership.

         "Recapture Income" means any gain recognized by the Partnership (computed without regard to any adjustment required by Section 734 or Section 743 of the Code) upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

         "Regulations" means the income tax regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Regulatory Allocations" has the meaning set forth in Section 1.H of Exhibit C hereof.

         "REIT" means a real estate investment trust under Sections 856 through 860 of the Code.

         "REIT Share" means a common share of beneficial interest of Crescent Equities.

         "REIT Shares Amount" means a number of REIT Shares equal to the product of (i) the number of Partnership Units to be exchanged by an Exchanging Person pursuant to Section 8.6, multiplied by (ii) the Exchange Factor; provided that in the event Crescent Equities issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "rights"), then the REIT Shares Amount shall also include such rights that a holder of that number of REIT Shares would be entitled to receive.

         "Representative" has the meaning set forth in Section 7.12 hereof.

         "Requesting Party" has the meaning set forth in Section 16.2 hereof.

         "Residual Gain" or "Residual Loss" means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocable pursuant to Section 2.B.1(a) or 2.B.2(a) of Exhibit C to eliminate Book-Tax Disparities.

         "Responding Party" has the meaning set forth in Section 16.2 hereof.

         "SEC" means the United States Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

         "Sonoma" means Rahn Sonoma, Ltd., a Florida limited partnership.

         "Sonoma Contribution Agreement" means that certain Contribution Agreement, dated September 13, 1996, by and among Crescent Real Estate Equities, Inc., the Partnership, Sonoma, Peter H. Roberts and John H. Anderson.

         "Sonoma Property" means the property and assets specified in the Sonoma Contribution Agreement.

         "Specified Exchange Date" means the tenth Business Day after receipt by Crescent Equities of a Notice of Exchange, unless applicable law requires a later date. Notwithstanding the foregoing, if Crescent Equities elects to pay all or any portion of the consideration to an Exchanging Person in cash, the Specified Exchange Date may be extended for an additional period to the extent required for the Crescent Group to raise the funds required to pay the cash consideration to the Exchanging Person.

         "Stock Incentive Plan" means The 1994 Crescent Real Estate Equities, Inc. Stock Incentive Plan, as amended from time to time, or any other stock incentive plan adopted by Crescent Equities.

         "Subsidiary Development Corporation(s)" means MV Development Corporation and HA Development Corporation, and either of them.

         "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4.

         "Terminating Capital Transaction" means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership.

         "Texas Act" means the Texas Real Estate Investment Trust Act, as the same may be amended from time to time, or any successor statute thereto.

         "Trading Day" means a day on which the principal national securities exchange on which the REIT Shares are listed or admitted to trading is open for the transaction of business or, if the REIT Shares are not listed or admitted to trading, means a Business Day.

         "Transaction" has the meaning set forth in Section 11.2.C hereof.

         "Unrealized Gain" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (i) the fair market value of such property (as determined under Exhibit B hereof) as of such date, over (ii) the Carrying Value of such property (prior to any adjustment to be made on such date pursuant to Exhibit B hereof) as of such date.

         "Unrealized Loss" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (i) the Carrying Value of such property (prior to any adjustment to be made on such date pursuant to Exhibit B hereof) as of such date, over (ii) the fair market value of such property (as determined under Exhibit B hereof) as of such date.

         "Value" means, with respect to a REIT Share as of any date, the average of the "closing price" for the ten (10) consecutive Trading Days immediately preceding such date (except as provided to the contrary in Sections 4.2, 4.3 and 4.6 hereof). The "closing price" for each such Trading Day means the last sale price, regular way on such day, or, if no such sale takes place on that day, the average of the closing bid and asked prices on that day, regular way, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or if the REIT Shares are not so listed or admitted to trading, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange (including the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System) on which the REIT Shares are listed or admitted to trading or, if the REIT Shares are not so listed or admitted to trading, the last quoted price or, if not quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal automated quotation system then in use or, if the REIT Shares are not so quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the board of directors of the General Partner making a market in the REIT Shares, or, if there is no such market maker or such closing prices otherwise are not available, the fair market value of the REIT Shares as of such day, as determined by the board of directors of the General Partner in its sole discretion. In the event Crescent Equities issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares or any other property, then the Value of a

REIT Share shall include the value of such rights, as determined by the board of directors of the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

                                   ARTICLE II
                             ORGANIZATIONAL MATTERS

         Section 2.1  Continuation of Partnership

         The Partners hereby continue the Partnership as a limited partnership pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

         Section 2.2  Name

         The name of the Partnership is Crescent Real Estate Equities Limited Partnership. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P." "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the regular communication to the Limited Partners next succeeding the effectiveness of the change of name.

         Section 2.3  Principal Office and Registered Agent

         The principal office of the Partnership is 777 Main Street, Suite 2700, Fort Worth, Texas 76102, or such other place as the General Partner may from time to time designate. The registered agent of the Partnership is The Prentice-Hall Corporation System, Inc., located at 1013 Centre Road, in the city of Wilmington, County of New Castle, Delaware 19805, or such other Person as the General Partner may from time to time designate. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

         Section 2.4  Power of Attorney

               A. Each Limited Partner constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

               (1) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, the Certificate and all amendments or restatements of this Agreement or the Certificate) that the General Partner or the Liquidator deems appropriate or necessary to qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (b) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement made in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or Liquidator, as the case may be, deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; and (d) all instruments relating to the Capital Contribution of any Partner or the admission, withdrawal, removal or substitution of any Partner made pursuant to the terms of this Agreement; and

               (2) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner, to effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner to amend this Agreement except in accordance with Article 14 hereof or as may be otherwise expressly provided for in this Agreement.

               B. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or the transfer of all or any portion of such Limited Partner's Partnership Interest and shall extend to such Limited Partner's heirs, successors, assigns and personal representatives. Each such Limited Partner hereby agrees to be bound by any representation made by the General Partner, acting in good faith pursuant to such power of attorney; and each such Limited Partner hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner, taken in good faith under such power of attorney. Each Limited Partner shall execute and deliver to the General Partner or the Liquidator, within fifteen
(15) days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the

Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

         Section 2.5  Term

         The term of the Partnership commenced on February 9, 1994, and shall continue until December 31, 2093, unless it is dissolved sooner pursuant to the provisions of Article 13 or as otherwise provided by law.

                                 ARTICLE III
                                   PURPOSE

         Section 3.1  Purpose and Business

         The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, including, without limitation, to acquire, hold, own, develop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange, and otherwise dispose of or deal with real and personal property of all kinds; to acquire stock ownership interests in and to exercise all of the powers of a stockholder in the Subsidiary Development Corporations and the Management Company; (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or the ownership of interests in any entity engaged in any of the foregoing; and to exercise all of the powers of an owner in any such entity; and (iii) to do anything necessary, appropriate, proper, advisable, desirable, convenient or incidental to the foregoing; provided, however, that such business shall be limited to and conducted in such a manner as to permit Crescent Equities at all times to qualify as a REIT, unless Crescent Equities voluntarily terminates its REIT status pursuant to its Declaration of Trust. In connection with the foregoing, and without limiting Crescent Equities' right in its sole discretion to cease qualifying as a REIT, the Partners acknowledge that Crescent Equities' current status as a REIT inures to the benefit of all the Partners and not solely the Crescent Group.

         Section 3.2  Powers

         Subject to all of the terms, covenants, conditions and limitations contained in this Agreement and any other agreement entered into by the Partnership, the Partnership shall have full power and authority to do any and all acts and things necessary, appropriate, proper, advisable, desirable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, including, without limitation, full power and authority, directly or through its ownership interest in other entities, to enter into, perform and carry out contracts of any kind, borrow money and issue evidences of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien, acquire and develop real property, and lease, sell, transfer or otherwise dispose of real property; provided, however, that the Partnership shall not take, or refrain from taking, any action which, in the judgment of General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of Crescent Equities to achieve or maintain qualification as a REIT,
(ii) could subject Crescent

Equities to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over Crescent Equities or its securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.

                                   ARTICLE IV
                              CAPITAL CONTRIBUTIONS

         Section 4.1  Capital Contributions of the Partners

               A. Each Partner listed in Exhibit A has previously made a Capital Contribution to the Partnership as specified in the First Amended Agreement or in the Recitals portion of this Agreement, as the case may be, in exchange for its Partnership Units and Partnership Interest set forth in Exhibit A.

               B. The Partners shall own Partnership Units in the amounts set forth in Exhibit A and shall have Partnership Interests in the Partnership as set forth in Exhibit A, which Partnership Units and Partnership Interests shall be adjusted in Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately the exercise of Exchange Rights, Capital Contributions, transfers of Partnership Interests, admissions of Additional Limited Partners or Employee Limited Partners, or similar events. Except as provided in Section 10.5, or as a result of directly paying any Partnership debt, the Partners shall have no obligation to make any additional Capital Contributions or loans to the Partnership.

               C. The interest of each Limited Partner in Partnership Units may be evidenced by one or more certificates in such form as the General Partner may from time to time prescribe. Upon surrender to the General Partner of a certificate evidencing the ownership of Partnership Units accompanied by proper evidence of authority to transfer, the General Partner shall cancel the old certificate, issue a new certificate to the Person entitled thereto and record the transaction upon its books. The transfer of Partnership Units may be effectuated only in connection with a transfer of a Limited Partnership Interest pursuant to the terms of Section 8.6 or Article 11 hereof. The General Partner may issue a new certificate or certificates in place of any certificate or certificates previously issued, which previously-issued certificate or certificates are alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the owner claiming the certificate or certificates to be lost, stolen or destroyed. When issuing such new certificate or certificates, the General Partner may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or its legal representative, to give the Partnership a bond in such sum as the General Partner may direct as indemnity against any claim that may be made against the Partnership with respect to the certificate or certificates alleged to have been lost, stolen or destroyed.

         Section 4.2  Additional Funding

               A. If the General Partner determines that it is in the best interests of the Partnership to provide for additional Partnership funds ("Additional Funds") for any Partnership purpose in excess of any other funds determined by the General Partner to be available to the

Partnership, the General Partner (i) may cause the Partnership to obtain such funds from outside borrowings, (ii) may cause the Partnership to obtain such funds by the admission of Additional Limited Partners pursuant to Section 4.3 hereof, or (iii) may elect to have Crescent Equities provide such Additional Funds to the Partnership. On any date that Crescent Equities provides Additional Funds to the Partnership (the "Funding Date"):


               (1) to the extent the General Partner elects to borrow all or any portion of the Additional Funds through a Funding Loan, the General Partner shall cause Crescent Equities to lend (the "Crescent Loan") to the Partnership the Funding Loan Proceeds on comparable terms and conditions, including interest rate, repayment schedule and costs and expenses, as shall be applicable with respect to or incurred in connection with the Funding Loan; or

               (2) to the extent the General Partner does not elect to borrow all or any portion of the Additional Funds by entering into a Funding Loan, the General Partner shall cause Crescent Equities to contribute to the Partnership as an additional Capital Contribution the amount of the Additional Funds not loaned to the Partnership as a Crescent Loan (the "Contributed Funds") (hereinafter, each Funding Date on which Crescent Equities so contributes Contributed Funds pursuant to this subparagraph (2) is referred to as an "Adjustment Date"). The Crescent Group may raise such Contributed Funds through a private placement or public offering of REIT Shares or otherwise. The Partnership shall assume or pay the expenses, including any applicable underwriting discounts incurred by the Crescent Group in connection with raising such Contributed Funds through a private placement or public offering of its securities or otherwise (i.e., Crescent Equities shall be treated as contributing to the Partnership as Contributed Funds the gross amount of funds raised, and the Partnership shall be charged with the cost of raising such funds, with such cost allocated to all of the Partners in accordance with
                       Article VI of the Agreement).

              B. Effective on each Adjustment Date, Crescent Equities shall receive an additional Partnership Interest (and the Partnership Interest of each Limited Partner other than Crescent Equities shall be reduced) such that:

               (1) the Partnership Interest of each Limited Partner not owning Partnership Units (other than Crescent Equities) shall be equal to a fraction, the numerator of which is equal to the Deemed Partnership Interest Value of such Limited Partner (computed as of the Business Day immediately preceding the Adjustment Date) and the denominator of which is equal to the sum of (i) the Deemed Value of the Partnership (computed as of the Business Day immediately preceding the Adjustment Date) and (ii) the amount of Contributed Funds contributed by Crescent Equities on such Adjustment Date;

               (2) the combined Partnership Interest of Crescent Equities and the General Partner shall be equal to a fraction, the numerator of which is equal to the sum of (i) the combined Deemed Partnership Interest Value of Crescent Equities and the General Partner (computed as of the Business Day immediately preceding the Adjustment
Date) and (ii) the amount of the Contributed Funds contributed by Crescent Equities on such Adjustment Date and the denominator of which is equal to the sum of (x) the Deemed Value of the Partnership (computed as of the Business Day immediately preceding the Adjustment Date) and (y) the amount of the Contributed Funds contributed by Crescent Equities on such Adjustment Date. The Partnership Interest of the General Partner shall remain one percent (1%), and the Partnership Interest of Crescent Equities shall be equal to the combined Partnership Interest determined in clause (2) of the preceding sentence, reduced by one percentage point (1%); and

               (3) the Partnership Interest of each Limited Partner owning Partnership Units shall be equal to the product of the following: (i) the difference obtained from subtracting (x) the sum of the combined Partnership Interest of Crescent Equities and the General Partner as calculated in Section 4.2.B(2) hereof, plus the aggregate Non-Unitholder Partnership Interests as calculated in Section 4.2.B(1) hereof, from (y) one hundred percent (100%), and
(ii) a fraction, the numerator of which is equal to the number of Partnership Units held by such Limited Partner on such Adjustment Date, and the denominator of which is equal to the total number of Partnership Units held by all Limited Partners on such Adjustment Date.

         The General Partner shall be authorized on behalf of each of the Partners to amend this Agreement to reflect the increase in the Partnership Interest of Crescent Equities and the corresponding reduction of the Partnership Interests of the other Limited Partners in accordance with the provisions of this Section 4.2. The number of Partnership Units owned by the Limited Partners and Assignees shall not be decreased in connection with any additional contribution of funds to the Partnership by Crescent Equities pursuant to this
Section 4.2. Notwithstanding anything to the contrary contained in this Agreement, for purposes of calculating the "Deemed Value of the Partnership" and the "Deemed Partnership Interest Value" under this Section 4.2.B with respect to cash amounts raised by Crescent in a private placement or public offering of REIT Shares and contributed to the Partnership as Contributed Funds, the "Value" of a REIT Share shall be the gross offering price (prior to deduction of any expenses, including without limitation selling commissions or underwriting discounts) per REIT Share sold in the private placement or public offering.

         C. The Partners hereby acknowledge and agree that any Additional Funds provided by the Crescent Group (through Crescent Equities) to the Partnership pursuant to this Section 4.2 may be in the form of real property or an interest therein rather than cash. In the event that real property or an interest therein is contributed by Crescent Equities to the Partnership pursuant to this Section 4.2:

               (1) to the extent that the consideration given in exchange for such real property or interest therein is in the form of indebtedness, Crescent Equities shall be deemed to have made a Crescent Loan to the Partnership pursuant to Section 4.2.A(1) hereof in an amount equal to the amount of such indebtedness; and

               (2) to the extent that the consideration given in exchange for such real property or interest therein is in the form of cash or REIT Shares,
(i) Crescent Equities shall be deemed to have contributed Contributed Funds to the Partnership pursuant to Section 4.2.A(2) hereof in an amount equal to the amount of cash or the Value (computed as of the Business Day immediately preceding the date on which such real property or interest therein is contributed to the Partnership) of the REIT Shares given as consideration, and
(ii) the Partnership Interests of the Limited Partners shall be adjusted as set forth in Section 4.2.B hereof.

To the extent that the consideration given for such real property or interest therein is New Securities, the provisions of Section 8.7.C hereof shall apply to the contribution of the real property or interest therein by Crescent Equities to the Partnership.

         Section 4.3  Issuance of Additional Partnership Interests

         At any time after the date hereof, without the consent of any Partner, but subject to the provisions of Section 12.2 hereof, the General Partner may, upon its determination that the issuance of additional Partnership Interests is in the best interests of the Partnership, cause the Partnership to issue Partnership Interests to and admit as a limited partner in the Partnership, any Person (the "Additional Limited Partner") in exchange for the contribution by such Person of cash and/or property in such amounts as is determined appropriate by the General Partner to further the purposes of the Partnership under Section
3.1 hereof. In the event that an Additional Limited Partner is admitted to the Partnership pursuant to this Section 4.3:

               (1) if the Additional Limited Partner does not receive any Partnership Units in connection with the receipt of his or its Partnership Interest, the Partnership Interest of such Additional Limited Partner shall be equal to a fraction, the numerator of which is equal to the total dollar amount of the cash contributed and/or the Net Asset Value of the property contributed by the Additional Limited Partner as of the date of contribution to the Partnership (the "Contribution Date") and the denominator of which is equal to the sum of (i) the Deemed Value of the Partnership (computed as of the Business Day immediately preceding the Contribution Date) and (ii) the total dollar amount of the cash contributed and/or the Net Asset Value of the property contributed by the Additional Partner as of the Contribution Date;

               (2) the Partnership Interest of Crescent Equities shall be reduced, as of the Contribution Date, such that the combined Partnership Interest of Crescent Equities and the General Partner shall be equal to a fraction, the numerator of which is equal to the combined Deemed Partnership Interest Value of Crescent Equities and the General Partner (computed as of the Business Day immediately preceding the Contribution Date) and the denominator of which is equal to the sum of (i) the Deemed Value of the Partnership (computed as of the Business Day immediately preceding the Contribution Date) and (ii) the total dollar amount of the cash contributed and/or the Net Asset Value of the property contributed by the Additional Limited Partner as of the Contribution Date (with the Partnership Interest of the General Partner remaining at one percent (1%), and the Partnership Interest of Crescent Equities equal to the combined Partnership Interest determined above in this Section 4.3(2), reduced by one percentage point (1%));

               (3) the Partnership Interest of each existing Limited Partner not owning Partnership Units (other than Crescent Equities) shall be reduced, as of the Contribution Date, such that the Partnership Interest of each such Limited Partner shall be equal to a fraction, the numerator of which is equal to the Deemed Partnership Interest Value of such Limited Partner (computed as of the Business Day immediately preceding the Contribution Date) and the denominator of which is equal to the sum of (i) the Deemed Value of the Partnership (computed as of the Business Day immediately preceding the Contribution Date) and (ii) the total dollar amount of the cash contributed and/or the Net Asset Value of the property contributed by the Additional Limited Partner as of the Contribution Date; and

               (4) The Partnership Interest of each existing Limited Partner owning Partnership Units and of the Additional Limited Partner, if such Additional Partner receives Partnership Units in connection with the receipt of his or its Partnership Interest, shall be equal to the product of the following: (i) the difference obtained from subtracting (x) the sum of the combined Partnership Interest of Crescent Equities and the General Partner as calculated in Section 4.3(2) hereof, plus the aggregate Non-Unitholder Partnership Interests as calculated in Sections 4.2(1) and (3) hereof, from (y) one hundred percent (100%), and (ii) a fraction, the numerator of which is equal to the number of Partnership Units held by such Limited Partner on such Contribution Date, and the denominator of which is equal to the total number of Partnership Units held by all Limited Partners (including the Additional Limited Partner) on such Contribution Date.

         The General Partner shall be authorized on behalf of each of the Partners to amend this Agreement to reflect the admission of any Additional Limited Partner and any reduction of the Partnership Interests of the other Limited Partners in accordance with the provisions of this Section 4.3.

         The number of Partnership Units owned by the Limited Partners and Assignees shall not be decreased in connection with any admission of an Additional Limited Partner pursuant to this Section 4.3. The General Partner may (but is not required to) grant to an Additional Limited Partner Partnership Units, which Partnership Units shall enable the Additional Limited Partner to participate in the Exchange Rights, upon such terms and conditions as are deemed appropriate by the General Partner. Notwithstanding anything to the contrary contained in this Agreement, if the value of the Partnership Units granted to an Additional Limited Partner is determined based on the average of the "closing price" of a REIT Share for a period of time other than the ten (10)-day period specified in the Article I definition of "Value" (including, without limitation, a determination based on the "closing price" of a REIT Share for the Trading Day immediately preceding the admission of such Additional Limited Partner), then such other time period shall be used in calculating the "Value" of a REIT Share for purposes of calculating the "Deemed Value of the Partnership" and the "Deemed Partnership Interest Value" under this Section 4.3 with respect to the admission of such Additional Limited Partner.

         Section 4.4  No Preemptive Rights

         Except as otherwise set forth in Section 4.2.A, no Person shall have any preemptive, preferential or other similar right with respect to the making of additional Capital Contributions or loans to the Partnership.

         Section 4.5  No Interest on Capital

         No Partner shall be entitled to interest on its Capital Contribution or its Capital Account.

         Section 4.6  Stock Incentive Plans

               A. Grants of REIT Shares. If grants of REIT Shares are made in connection with a Stock Incentive Plan,

               (1) Crescent Equities shall, as soon as practicable after such grant, contribute to the capital of the Partnership an amount equal to the price (if any) paid to Crescent Equities by the party receiving the grant of REIT Shares;

               (2) Crescent Equities shall, as of the date on which the grant of REIT Shares is made, be deemed to have contributed to the Partnership as Contributed Funds pursuant to Section 4.2.A(2) hereof an amount equal to the fair market value (computed using the "closing price" (as such term is defined in the definition of the term "Value" in Article I hereof) as of the date on which the grant of REIT Shares is made) of the REIT Shares delivered by Crescent Equities to such party; and

               (3) the General Partner's Partnership Interest shall remain unchanged, and the Partnership Interests of Crescent Equities and the other Limited Partners shall be adjusted as set forth in Section 4.2, based on the amount deemed to be contributed, determined pursuant to Section 4.6.A(2); provided that, for purposes of calculating the "Deemed Value of the Partnership" and the "Deemed Partnership Interest Value" under Section 4.2, the "Value" of a REIT Share shall be the "closing price" (as such term is defined in the definition of the term "Value" in Article I hereof) of a REIT Share as of the date on which the grant of REIT Shares is made.

         B. Exercise of Stock Options. If stock options granted in connection with a Stock Incentive Plan are exercised:

               (1) Crescent Equities shall, as soon as practicable after such exercise, contribute to the capital of the Partnership an amount equal to the exercise price paid to Crescent Equities by the exercising party;

               (2) Crescent Equities shall, as of the date on which the purchase of the REIT Shares is consummated by such exercising party, be deemed to have contributed to the Partnership as Contributed Funds pursuant to Section 4.2.A(2) hereof an amount equal to the fair market value (computed using the "closing price" (as such term is defined in the definition of "Value" in Article I hereof) as of the date on which such purchase of REIT Shares is consummated by such exercising party) of the REIT Shares delivered by Crescent Equities to such exercising party; and

               (3) the General Partner's Partnership Interest shall remain unchanged, and the Partnership Interests of Crescent Equities and the other Limited Partners shall be adjusted as set forth in Section 4.2, based on the amount deemed to be contributed, determined pursuant to Section 4.6.B(2); provided that, for purposes of calculating the "Deemed Value of the Partnership" and the "Deemed Partnership Interest Value" under Section 4.2, the "Value" of a REIT Share shall be the "closing price" (as such term is defined in the definition of the term "Value" in Article I hereof) of a REIT Share as of the date on which the purchase of REIT Shares is consummated by the exercising party.

         Section 4.7  Other Equity Compensation Plans

               A. The Partnership may adopt a compensation plan for its employees, agents or consultants pursuant to which the Partnership may grant Limited Partnership Interests (including Partnership Units, which Partnership Units shall enable the Limited Partner to participate in the Exchange Rights), or options to acquire Limited Partnership Interests (including Partnership Units, which Partnership Units shall enable the Limited Partner to participate in the Exchange Rights), to one or more of its employees, agents or consultants upon such terms and conditions as may be deemed necessary or appropriate by the General Partner.

               B. The Management Company may adopt a compensation plan for its employees, agents or consultants pursuant to which the Management Company may grant Limited Partnership Interests (including Partnership Units, which Partnership Units shall enable the Limited Partner to participate in the Exchange Rights), or options to acquire Limited Partnership Interests (including Partnership Units, which Partnership Units shall enable the Limited Partner to participate in the Exchange Rights), to one or more of its employees, agents or consultants. The Partnership may sell Limited Partnership Interests (including Partnership Units, which Partnership Units shall enable the Limited Partner to participate in the Exchange Rights) to the Management Company for delivery to its employees, agents or consultants. The price at which the Partnership shall sell such Partnership Interests to the Management Company shall be the fair market value of such Partnership Interests, as determined by the General Partner in its reasonable discretion.

               C. Upon any admission of an employee, agent or consultant of the Partnership or the Management Company as an additional Limited Partner (an "Employee Limited Partner") pursuant to Section 4.7.A or 4.7.B above, the Partnership Interests of the other Partners shall be diluted, on a pro rata basis, in proportion to their respective Partnership Interests, to reflect the admission of the Employee Limited Partner. Notwithstanding the foregoing, the Partnership Interest of the General Partner shall not be diluted upon the admission of the Employee Limited Partner; any dilution that would otherwise occur with respect to the Partnership Interest of the

General Partner in accordance with the terms of the preceding sentence shall be allocated instead to Crescent Equities. The number of Partnership Units owned by the Limited Partners and Assignees shall not be decreased in connection with any admission of an Employee Limited Partner.

               D. In addition to the compensation plans described in Sections 4.6, 4.7.A and 4.7.B hereof, the General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt on behalf of the Partnership employee benefit plans or other incentive compensation plans (including, without limitation, plans granting REIT Shares or options to purchase REIT Shares, plans granting Partnership Interests (including Partnership Units) or options to purchase Partnership Interests (including Partnership Units), "phantom" equity plans or other plans in which compensation is tied to revenue or income amounts, or based on increases in the market value of equity ownership interests) for the benefit of employees, agents or consultants of any member of the Crescent Group, the Partnership, the Management Company, the Subsidiary Development Corporation(s) or any Affiliate of the foregoing in respect of services performed, directly or indirectly, for the benefit of the Crescent Group, the Partnership, the Management Company or the Subsidiary Development Corporation(s).

                                    ARTICLE V
                                 DISTRIBUTIONS

         Section 5.1  Initial Partnership Distributions

         Upon execution of the First Amended and Restated Agreement, the Partnership made (i) a distribution of one million five hundred thousand dollars ($1,500,000) to RainAm Investors, and (ii) a distribution in an amount equal to the Amstar Required Cash Payment to Amstar. In addition, the Partnership returned to the General Partner, CRE Limited Partner, Inc. and Gerald W. Haddock the initial capital contributions of one dollar ($1), seventy-four dollars ($74) and twenty-five dollars ($25), respectively, previously made by such Persons to the Partnership.

         Section 5.2  Requirement and Characterization of Distributions

         The General Partner shall cause the Partnership to distribute quarterly all, or such portion deemed appropriate by the General Partner, of Available Cash generated by the Partnership during such quarter to the Partners who are Partners on the Partnership Record Date with respect to such quarter in accordance with their respective Partnership Interests on such Partnership Record Date. The General Partner shall take such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with the qualification of Crescent Equities as a REIT, to distribute Available Cash to the Limited Partners so as to preclude any such distribution or portion thereof from being treated as part of a sale of property to the Partnership by a Limited Partner under Section 707 of the Code or the Regulations thereunder; provided that the General Partner and the Partnership shall not have any liability to a Limited Partner under any circumstances as a result of any distribution to a Limited Partner being so treated. Notwithstanding the foregoing, the General Partner shall use its best efforts to cause the Partnership to distribute sufficient amounts to enable Crescent Equities to pay shareholder dividends that will (i) allow Crescent Equities to achieve and maintain qualification as a REIT, and (ii) avoid the imposition of any additional taxes under Section 857 or Section 4981 of the Code.

         Section 5.3  Amounts Withheld

         All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.5 hereof with respect to any allocation, payment or distribution to a Partner shall be treated as amounts distributed to such Partner pursuant to Section 5.2 for all purposes under this Agreement.

         Section 5.4  Distributions In Kind

         Pursuant to Section 17-605 of the Act, the General Partner has the authority to make in-kind distributions of assets to the Partners. Any such distributions in kind shall be distributed among the Partners in the same manner as set forth in Section 5.2 with respect to Available Cash (provided that distributions in kind made after commencement of the liquidation of the Partnership shall be distributed to the Partners in accordance with Section 13.2). The General Partner shall determine the fair market value of any assets distributed in kind using such reasonable method of valuation as it may adopt.

         Section 5.5  Distributions Upon Liquidation

         Proceeds from a Terminating Capital Transaction and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership shall be distributed to the Partners in accordance with Section 13.2.

                                   ARTICLE VI
                                   ALLOCATIONS

         Section 6.1  Allocations For Capital Account Purposes

         For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's items of income, gain, loss and deduction (computed in accordance with Exhibit B hereof) shall be allocated among the Partners in each taxable year (or portion thereof) as provided herein below.

               A. Net Income. After giving effect to the special allocations set forth in Section 1 of Exhibit C, Net Income shall be allocated (i) first, to the General Partner to the extent that Net Losses previously allocated to the General Partner pursuant to the last sentence of Section 6.1.B exceed Net Income previously allocated to the General Partner pursuant to this clause (i) of
Section 6.1.A, and (ii) thereafter, Net Income shall be allocated to the Partners in accordance with their respective Partnership Interests.

               B. Net Losses. After giving effect to the special allocations set forth in Section 1 of Exhibit C, Net Losses shall be allocated to the Partners in accordance with their respective Partnership Interests, provided that Net Losses shall not be allocated to any Limited Partner pursuant to this Section 6.1.B to the extent that such allocation would cause such Limited Partner to have an Adjusted Capital Account Deficit at the end of such taxable year (or increase any existing Adjusted Capital Account Deficit). All Net Losses in excess of the limitations set forth in this Section 6.1.B shall be allocated to the General Partner.

               C. Allocations to Reflect Issuance of New Interests. In the event that the Partnership issues New Interests to Crescent Equities pursuant to
Section 8.7.C, the General Partner shall make such revisions to Sections 6.1.A and B above as it determines are necessary to reflect the issuance of such New Interests.

         Section 6.2  Allocation of Nonrecourse Debt

         For purposes of Regulations Section 1.752-3(a), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (i) the amount of Partnership Minimum Gain and (ii) the total amount of Nonrecourse Built-in Gain shall be allocated among the Partners in accordance with their respective Partnership Interests.

                                  ARTICLE VII
                      MANAGEMENT AND OPERATIONS OF BUSINESS

         Section 7.1  Management

               A. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Limited Partners with or without cause. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 7.3 hereof, shall have full power and authority to do all things and perform all acts specified in this Agreement or otherwise deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all Partnership powers set forth in
Section 3.2 hereof and to effectuate the Partnership purposes set forth in
Section 3.1 hereof (to the extent consistent with allowing Crescent Equities at all times to qualify as a REIT, unless Crescent Equities voluntarily terminates its REIT status pursuant to the Declaration of Trust), including, without limitation, to:

               (1) acquire interests in real or personal property of any kind and type, and any and all kinds of interests therein, and determine the manner in which title thereto is to be held; manage, insure against loss, protect and subdivide any such property; improve, develop or redevelop any such property; dedicate for public use, vacate any such property subdivisions or parts thereof, or resubdivide such property or any part thereof; lease, renew or extend leases, amend, change or modify the terms and provisions of leases, and grant options to lease and options to renew leases and options to purchase;

                       partition, sell or otherwise dispose of all or any portion of such property; exchange all or any portion of such property for other real or personal property; grant easements or charges of any kind; release, convey or assign any right, title or interest in or about or easement appurtenant to such property or any part thereof; construct and reconstruct, remodel, alter, repair, add to or take from buildings on such property; insure any Person having an interest in or responsibility for the care, management or repair of such property; direct the trustee of any land trust to mortgage, lease, convey or contract to convey the real estate held in such land trust or to execute and deliver deeds, mortgages, notes, and any and all documents pertaining to the property subject to such land trust or in any matter regarding such trust; and execute assignments of all or any part of the beneficial interest in such land trust;

               (2) employ, engage or contract with or dismiss from employment or engagement Persons to the extent deemed necessary by the General Partner for the operation and management of the Partnership business, including, but not limited to, employees, including employees having such titles as the General Partner may from time to time specify, such as "chairman of the board," "chief executive officer," chief operating officer," "president," "vice president," "secretary," "treasurer"; contractors; subcontractors; engineers; architects; surveyors; mechanics; consultants; accountants; attorneys; insurance brokers; real estate brokers; and others;

               (3) make expenditures, borrow money, procure loans and advances from any Person for Partnership purposes (including, without limitation, borrow money to permit the Partnership to make distributions in such amounts as will permit Crescent Equities (so long as Crescent Equities elects to qualify as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the
                       Code) and to make distributions to its shareholders sufficient to permit Crescent Equities to maintain REIT status) and apply for and secure, from any Person, credit or accommodations; contract, assume or guarantee liabilities and obligations, direct or contingent and of every kind and nature with or without security; and repay, prepay, discharge, settle, adjust, compromise, or liquidate any such loan, advance, credit, obligation or liability;

               (4) pledge, hypothecate, mortgage, assign, deposit, deliver, enter into sale and leaseback arrangements or otherwise give as security or as additional or substitute security, any and all Partnership property, tangible or intangible, including, but not limited to, real estate and beneficial interests in land trusts, and make substitutions thereof, and receive any proceeds thereof upon the release or surrender thereof; sign, execute and deliver any and all assignments, deeds and other contracts and instruments in writing; authorize, give, make, procure, accept and receive moneys, payments, property, notices, demands, vouchers, receipts, releases, compromises and adjustments; waive notices, demands, protests and authorize and execute waivers of every kind and nature; negotiate, execute, deliver and receive written agreements, undertakings and instruments of every kind and nature; give oral instructions and make oral agreements; and generally to do any and all other acts and things incidental to any of the foregoing;

               (5) acquire and enter into any contract of insurance which the General Partner deems necessary or appropriate for the protection of the Partnership and the Partners, for the conservation of the Partnership's assets or for any purpose convenient or beneficial to the Partnership;

               (6) conduct any and all banking transactions on behalf of the Partnership; adjust and settle checking, savings, and other accounts with such institutions as the General Partner shall deem appropriate; draw, sign, execute, accept, endorse, guarantee, deliver, receive and pay any checks, drafts, bills of exchange, acceptances, notes, obligations, undertakings and other instruments for or relating to the payment of money in, into, or from any account in the Partnership's name; execute, procure, consent to and authorize extensions and renewals of the same; and make deposits and withdraw the same and negotiate or discount commercial paper, acceptances, negotiable instruments, bills of exchange and dollar drafts;

               (7) demand, sue for, receive, and otherwise take steps to collect or recover all debts, rents, proceeds, interests, dividends, goods, chattels, income from property, damages and all other property, to which the Partnership may be entitled or which are or may become due the Partnership from any Person; commence, prosecute or enforce, or defend, answer or oppose, contest and abandon all legal proceedings in which the Partnership is or may hereafter be interested; settle, compromise or submit to arbitration any accounts, debts, claims, disputes and matters which may arise between the Partnership and any other Person and grant an extension of time for the payment or satisfaction thereof on any terms, with or without security; and indemnify any Indemnitees against liabilities and contingencies in accordance with the provisions of Section 7.7 of this Agreement or otherwise;

               (8) take all reasonable measures necessary to insure compliance by the Partnership with applicable laws, and other contractual obligations and arrangements entered into by the Partnership from time to time in accordance with the provisions of this Agreement, including periodic reports as required to lenders; and use all due diligence to insure that the Partnership is in compliance with its contractual obligations;

               (9) form, acquire a debt or equity ownership interest in, and contribute or loan property to, any further corporations, limited or general partnerships, joint ventures, real estate investment trusts, or other entities upon such terms and conditions as General Partner deems appropriate;

               (10) invest assets of the Partnership on a temporary basis in commercial paper, government securities, checking or savings accounts, money market funds, or any other highly liquid investments deemed appropriate by the General Partner; make loans, including participating or convertible loans, to other Persons (including, without limitation, the Subsidiary Development Corporation(s) and the Management Company) upon such terms and conditions, and for such security, as deemed appropriate by the General Partner; repay obligations of any Person in which the Partnership has an equity investment (including, without limitation, the Subsidiary Development Corporation(s) and the Management Company); and purchase existing debt obligations held by other Persons, including participating or convertible debt obligations, upon such terms and conditions, and for such security, as deemed appropriate by the General Partner;

               (11) negotiate, execute and perform any contracts, conveyance or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement;

               (12) distribute Partnership cash or other assets in accordance with this Agreement;

               (13)    maintain the Partnership's books and records;

               (14) prepare and deliver all financial, regulatory, tax and other filings or reports to governmental or other agencies having jurisdiction over the Partnership; and

               (15) take any action in connection with the Partnership's direct or indirect investment in any other Person.

               B. Each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provisions of this Agreement (except as provided in Section 7.3), the Act or any applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

               C. At all times from and after the date hereof, the General Partner may cause the Partnership to obtain and maintain (i) casualty, liability and other insurance on the properties of the Partnership and (ii) liability insurance for the Indemnitees hereunder.

               D. At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain working capital reserves in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

               E. In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner of any action taken by it. The General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement.

         Section 7.2  Certificate of Limited Partnership

         To the extent that such action is determined by the General Partner to be necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all things necessary or appropriate to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other jurisdiction in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5.A(3) hereof, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and any other jurisdiction in which the Partnership may elect to do business or own property.

         Section 7.3  Restrictions on General Partner's Authority

         The General Partner shall not have the authority to:

               A. take any action in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Partnership;

               B. possess Partnership property, or assign any rights in specific Partnership property, for other than a Partnership purpose;

               C.     do any act in contravention of applicable law; or

               D. perform any act that would subject a Limited Partner to liability as a general partner in any jurisdiction or any other liability except as provided herein or under the Act.

         Section 7.4  Reimbursement of the Crescent Group

               A. Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

               B. The Crescent Group shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses the Crescent Group incurs relating to the ownership and operation of, or for the benefit of, the Partnership, provided that the amount of any such reimbursement shall be reduced by any interest paid to the Crescent Group with respect to bank accounts or other instruments held by it as permitted in Section 7.5. The Limited Partners acknowledge that the Crescent Group's sole business is the ownership of interests in and operation of the Partnership, and that all of the Crescent Group's operating expenses (including, without limitation, costs and expenses relating to the formation and continuity of existence of the Crescent Group, costs and expenses associated with compliance with the periodic reporting requirements and all other rules and regulations of the SEC or any other federal, state or local regulatory body, salaries payable to officers and employees of the Crescent Group, fees and expenses payable to directors of the Crescent Group, and all other operating or administrative costs of the Crescent Group) are incurred for the benefit of the Partnership and shall be reimbursed by the Partnership. Such reimbursements shall be in addition to any reimbursement to the Crescent Group as a result of indemnification pursuant to Section 7.7 hereof. If and to the extent any reimbursements to the Crescent Group are determined for federal income tax purposes not to constitute payment of expenses of the Partnership, the amounts so determined shall constitute guaranteed payments within the meaning of Section 707(c) of the Code, shall be treated consistently therewith by the Partnership and all Partners, and shall not be treated as distributions for purposes of computing the Partners' Capital Accounts.

         Section 7.5  Outside Activities of the Crescent Group

         The Crescent Group shall not directly or indirectly enter into or conduct any business, other than in connection with the ownership, acquisition and disposition of Partnership Interests and the management of the business of the Partnership, and such activities as are incidental thereto. The Crescent Group shall not own any assets other than Partnership Interests in the Partnership, and such bank accounts or similar instruments as it deems necessary to carry out its responsibilities contemplated under this Agreement and the Declaration of Trust. The Crescent Group shall not borrow funds for the purpose of making distributions to the shareholders of any member of the Crescent Group unless such borrowing is effectuated through the Partnership. Notwithstanding anything to the contrary contained above in this Section 7.5, Crescent Equities may form additional direct or indirect wholly owned subsidiary entities to serve as general partners of partnerships or managing members of limited liability companies in which the Partnership also owns a direct or indirect ownership interest, provided that (i) the General Partner determines that the formation of the subsidiary entities is necessary or appropriate to further the business objectives of the Partnership and (ii) the subsidiary entities (a) make capital contributions in exchange for their ownership interests in the partnerships and limited liability companies on a pro rata basis with the Partnership and (b) do not own more than one percent (1%) of the total ownership interests in any such partnership or limited liability company.

         Section 7.6  Contracts with Affiliates

               A. The Partnership may contribute assets and loan funds to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole and absolute discretion, deems advisable. The foregoing authority shall not create any right or benefit in favor of any such other business entities.

               B. Except as expressly permitted by this Agreement, no Partner or Affiliate of a Partner shall sell, transfer or convey any property to, purchase any property from, lend or borrow funds, provide services to, or enter into any other transaction with the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable and no less favorable to the Partnership than could be obtained from an unaffiliated third party.

               C. The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, noncompetition agreements and other conflict avoidance agreements for its benefit with various Affiliates of the Partnership and its Partners, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable.

         Section 7.7  Indemnification

               A. The Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, attorneys' fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceedings and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise, for any indebtedness of the Partnership or any subsidiary entity (including, without limitation, any indebtedness which the Partnership or any subsidiary entity has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section
7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7.A. The termination of any proceeding by conviction of an Indemnitee or upon a plea of nolo contendre or its equivalent by an Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, creates a rebuttable presumption that such Indemnitee acted in a manner contrary to that specified in this Section 7.7.A with respect to the subject matter of such proceeding.

               B. The right to indemnification conferred in this Section 7.7 shall be a contract right and shall include the right of each Indemnitee to be paid by the Partnership the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of a proceeding shall be made only upon delivery to the Partnership of (i) a written affirmation of the Indemnitee of his or her good faith belief that the standard of conduct necessary for indemnification by the Partnership pursuant to this Section 7.7 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay all amounts so advanced if it shall ultimately be determined that the standard of conduct has not been met.

               C. The indemnification provided pursuant to this Section 7.7 shall continue as to a Person who has ceased to have the status of an Indemnitee pursuant to clause (i) of the definition of "Indemnitee" set forth in Article I hereof and shall inure to the benefit of the heirs, successors, assigns, executors and administrators of any such Person, or to a Person whose status as an Indemnitee was originally established pursuant to clause (ii) of such definition and was later terminated for any reason other than the affirmative decision of the General Partner to terminate such status; provided, however, that except as provided in Section 7.7.D with respect to proceedings seeking to enforce rights to indemnification, the Partnership shall indemnify any such Person seeking indemnification in connection with a proceeding (or part thereof) initiated by such Person only if such proceeding (or part thereof) was authorized by the General Partner.

               D. If a claim under Sections 7.7.A, 7.7.B or 7.7.C is not paid in full by the Partnership within thirty (30) calendar days after a written claim has been received by the Partnership, the Indemnitee making such claim may at any time thereafter (but prior to payment of the claim) bring suit against the Partnership to recover the unpaid amount of the claim and, if successful, in whole or in part, such Indemnitee shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Partnership) that the Indemnitee has not met the standards of conduct set forth above which make it permissible for the Partnership to indemnify the Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Partnership. Neither the failure of the Partnership to have made a determination prior to the commencement of such action that indemnification of the Indemnitee is proper in the circumstances because he or she has met the applicable standard of conduct set forth herein nor an actual determination by the Partnership that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

               E. Following any "change in control" of Crescent Equities of the type required to be reported under Item 1 of Form 8-K promulgated under the Exchange Act, any determination as to entitlement to indemnification shall be made by independent legal counsel selected by the Indemnitee, which such independent legal counsel shall be retained by the General Partner on behalf of the Partnership and at the expense of the Partnership.

               F. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section 7.7 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute or agreement, or pursuant to any vote of the Partners, or otherwise.

               G. The Partnership may purchase and maintain insurance, at its expense, on its own behalf and on behalf of any Indemnitee and of such other Persons as the General Partner shall determine, against any liability (including expenses) that may be asserted against and incurred by such Person in connection with the Partnership's activities pursuant to this Agreement, whether or not the Partnership would have the power to indemnify such Person against such liability under the terms of this Agreement. In addition, the Partnership may, together with Crescent Equities, enter into indemnification agreements with one or more of the Indemnitees pursuant to which the Partnership and Crescent Equities shall jointly and severally agree to indemnify such Indemnitee(s) to the fullest extent permitted by law, and advance to such Indemnitee(s) all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted.

               H. Any indemnification pursuant to this Section 7.7 shall be made only out of assets of the Partnership, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership or otherwise provide funds to enable the Partnership to fund its obligations under this Section 7.7.

               I. No Limited Partner shall be liable for the obligations of the Partnership by reason of the indemnification provisions set forth in this Agreement.

               J. An Indemnitee shall not be denied indemnification in whole or in part pursuant to this Section 7.7 because such Indemnitee has an interest in the transaction to which the indemnification relates if the transaction otherwise was permitted by the terms of this Agreement.

               K. The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns, executors and administrators, and shall not be deemed to create any rights for the benefit of any other Person. Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Partnership's liability to any Indemnitee under this Section
7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         Section 7.8  Liability of the General Partner

               A. Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership or any Partners for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted in good faith.

               B. The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership and the shareholders of Crescent Equities collectively, that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners) in deciding whether to cause the Partnership to take (or decline to take) any actions, and that the General Partner shall not be liable to the Partnership or to any Partner for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

               C. Subject to its obligations and duties as General Partner set forth in Section 7.1.A hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

               D. Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         Section 7.9  Other Matters Concerning the General Partner

               A. The General Partner may rely, and shall be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

               B. The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which such General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith.

               C. The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

               D. Notwithstanding any other provision of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of Crescent Equities to achieve or maintain qualification as a REIT or (ii) to avoid the incurring by Crescent Equities of any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners, to the extent such approval may be necessary.

         Section 7.10  Title to Partnership Assets

         Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

         Section 7.11  Reliance by Third Parties

         Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership, and
(iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

         Section 7.12  Limited Partner Representatives

         Any Limited Partner may (but shall not be required to) appoint a representative (the "Representative") who shall have full power and authority to exercise all rights, including consent rights, of such Limited Partner under this Agreement. Any such appointment shall be made in a writing delivered by the Limited Partner to the General Partner. The same Person may serve as Representative for more than one Limited Partner. Any action taken by a Representative on behalf of a Limited Partner shall be fully binding on such Limited Partner. The General Partner shall be entitled to rely on the actions taken by a Representative without further evidence of its authority or further action by the Limited Partner who appointed such Representative. Any appointment of a Representative shall remain effective until rescinded in a writing delivered by the Limited Partner to the General Partner. A Limited Partner may revoke its designation of a Representative, or replace a designated Representative with a different Representative, at any time by delivering written notice of such action to the General Partner.

                                  ARTICLE VIII
                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

         Section 8.1  Limitation of Liability

         The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement, including Section 10.5 hereof, or under the Act.

         Section 8.2  Management of Business

         No Limited Partner (other than any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in his, her or its capacity as such) shall take part in the operation, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners under this Agreement.

         Section 8.3  Outside Activities of Limited Partners

         Subject to Section 7.5 hereof, and subject to any agreements entered into pursuant to Section 7.6.C hereof and any other agreements entered into by a Limited Partner or its Affiliates with the Partnership, any Limited Partner and any officer, director, employee, agent, trustee, Affiliate or shareholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership. Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner. None of the Limited Partners nor any other Person shall have the rights by virtue of this

Agreement or the partnership relationship established hereby in any business ventures of any other Person, other than the Crescent Group, and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.

         Section 8.4  Return of Capital

         Except pursuant to the Exchange Rights set forth in Section 8.6, no Limited Partner shall be entitled to the withdrawal or return of his Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. No Limited Partner shall have priority over any other Limited Partner either as to the return of Capital Contributions or, except to the extent provided by Exhibit C hereof or as permitted by Section 8.7.C, or otherwise expressly provided in this Agreement, as to profits, losses or distributions.

         Section 8.5  Rights of Limited Partners Relating to the Partnership

               A. In addition to other rights provided by this Agreement or by the Act, and except as limited by Section 8.5.C hereof, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at such Limited Partner's own expense:

               (1) to obtain a copy of the Partnership's federal, state and local income tax returns for each fiscal year;

               (2) to obtain a current list of the name and last known business, residence or mailing address of each Partner; provided, however, that the General Partner may require, as a condition of providing such list to the Limited Partner, that the Limited Partner confirm in writing to the General Partner that the names of the Partners and other information provided by the list will be held in strictest confidence and no distribution of the list will be made;

               (3) to obtain a copy of this Agreement and the Certificate, and all amendments to the Agreement and the Certificate, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments to the Agreement and the Certificate have been executed; and

               (4) to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner.

               B. The Partnership shall notify each Limited Partner in writing of any change made to the Exchange Factor. Such written notification shall be included with the quarterly financial statements that are sent to each Limited Partner pursuant to Section 9.3 hereof.

               C. Notwithstanding any other provision of this Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General Partner believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership, or (ii) the Partnership is required by law or by agreements with unaffiliated third parties to keep confidential.

         Section 8.6  Exchange Rights

               A. Subject to the limitations set forth herein, in Section 8.6.B below and in Exhibit A, each Limited Partner or Assignee owning Partnership Units shall have the right (the "Exchange Right") to require Crescent Equities to exchange on any Specified Exchange Date all or any portion of the Partnership Units owned by such Limited Partner or Assignee (an "Exchanging Person") for consideration consisting of (i) an amount of cash equal to the Cash Amount, (ii) a number of REIT Shares equal to the REIT Shares Amount, or (iii) any combination of (i) or (ii) above, with the decision as to the type of consideration to be given to the Exchanging Person to be made by Crescent Equities, in its sole and absolute discretion. The Exchange Right shall be exercised pursuant to a Notice of Exchange delivered to Crescent Equities by the Exchanging Person, accompanied by any certificate or certificates evidencing the Partnership Units to be exchanged. If Crescent Equities elects to pay all or any portion of the consideration to an Exchanging Person in cash, the Crescent Group agrees to use its best efforts to raise any required funds as quickly as possible after receipt of the Notice of Exchange.

               B.     Notwithstanding anything to the contrary contained in
Section 8.6.A above, to the extent that the delivery of REIT Shares to an Exchanging Person pursuant to Section 8.6.A above would cause the Exchanging Person to violate the applicable "Ownership Limit" or the "Existing Holder Limit" set forth in the Declaration of Trust, Crescent Equities may not deliver REIT Shares to such Exchanging Person but may, in its sole and absolute discretion, elect to either (1) pay the consideration to the Exchanging Person in the form of the Cash Amount, or (2) refuse, in whole or in part, to accept the Notice of Exchange.

         Section 8.7  Covenants Relating to the Exchange Rights

               A. Crescent Equities shall at all times reserve for issuance such number of REIT Shares as may be necessary to enable it to issue such REIT Shares in full satisfaction of the Exchange Rights with respect to all Partnership Units which are from time to time outstanding.

               B. As long as Crescent Equities shall be obligated to file periodic reports under the Exchange Act, Crescent Equities shall use its best efforts to file such reports in such manner as shall enable any recipient of REIT Shares issued pursuant to Section 8.6 in reliance upon an exemption from registration under the Securities Act to continue to be eligible to utilize Rule 144 promulgated by the SEC pursuant to the Securities Act, or any successor rule or regulation or statute thereunder, for the resale thereof.

               C. Crescent Equities shall not issue any additional REIT Shares (other than REIT Shares contemplated by Sections 4.2 and 8.6 and REIT Shares issued pursuant to a Stock Incentive Plan) other than on a pro rata basis to all holders of REIT Shares. Crescent Equities shall not issue any preferred stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares ("New Securities") other than to all holders of REIT Shares unless (i) the General Partner shall cause the Partnership to issue to Crescent Equities preferred equity ownership interests or rights, options, warrants or convertible or exchangeable securities of the Partnership ("New Interests") having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the New Securities, and (ii) Crescent Equities contributes the proceeds from the issuance of such New Securities and from the exercise of rights contained in such New Securities to the Partnership. The Partners hereby acknowledge and agree that the proceeds received by Crescent Equities in exchange for the issuance of New Securities may be cash or real property or an interest therein. If any New Securities are subsequently converted or exchanged for REIT Shares,
(i) Crescent Equities shall, as of the date on which the conversion or exchange is consummated, be deemed to have contributed to the Partnership as Contributed Funds pursuant to Section 4.2.A(2) hereof an amount equal to the Value (computed as of the Business Day immediately preceding the date on which such conversion or exchange of the New Securities is consummated) of the REIT Shares delivered by Crescent Equities to such holder of New Securities, and (ii) the Partnership Interests of Crescent Equities and the other Limited Partners shall be adjusted as set forth in Section 4.2. The number of Partnership Units held by the Limited Partners shall not be decreased in connection with the issuance of any New Securities or in connection with any subsequent conversion or exchange of any New Securities for REIT Shares.

               D. Each Limited Partner and Assignee covenants and agrees that all Partnership Units delivered for exchange pursuant to Section 8.6 hereof shall be delivered to Crescent Equities free and clear of all Liens and, notwithstanding anything herein contained to the contrary, Crescent Equities shall be under no obligation to acquire Partnership Units which are or may be subject to any Liens. Each Limited Partner and Assignee further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Partnership Units to Crescent Equities, such Limited Partner or Assignee shall assume and pay such transfer tax.

               E. In the event Crescent Equities purchases REIT Shares, then the General Partner shall cause the Partnership to purchase from Crescent Equities a portion of its Partnership Interest on the same terms that Crescent Equities purchased such REIT Shares.

         Section 8.8  Other Matters Relating to the Exchange Rights

               A. Any Partnership Units transferred to Crescent Equities in connection with the exercise of the Exchange Rights shall be canceled.

               B. Upon any transfer of Partnership Units by an Exchanging Person to Crescent Equities pursuant to Section 8.6 above, the Partnership Interest of such Limited Partner or Assignee shall be decreased (and the Partnership Interest of Crescent Equities shall be correspondingly increased) as provided in this Section 8.8.B. The Partnership Interest of such Limited Partner or Assignee subsequent to the exchange event shall be equal to the product of the following: (i) the Partnership Interest of such Limited Partner or Assignee immediately prior to the exchange event, multiplied by (ii) a fraction, the numerator of which is the total Partnership Units owned by such Limited Partner or Assignee immediately after the exchange event, and the denominator of which is the total number of Partnership Units owned by such Limited Partner or Assignee immediately prior to the exchange event. Notwithstanding the foregoing, if a Limited Partner or Assignee owns Partnership Units and also owns Partnership Interests issued pursuant to Section 4.3 or 4.7 above, which Partnership Interests were not associated with Partnership Units, the portion of the Partnership Interest of such Limited Partner or Assignee that represents the Partnership Interests issued pursuant to Section 4.3 or 4.7 shall not be subject to reduction pursuant to the provisions of this Section 8.8.B.

                                   ARTICLE IX
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

         Section 9.1  Records and Accounting

         The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 8.5 hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles.

         Section 9.2  Fiscal Year

         The fiscal year of the Partnership shall be the calendar year.

         Section 9.3  Reports

         As soon as practicable after the close of each fiscal quarter (other than the last quarter of the fiscal year), the General Partner shall cause to be mailed to each Limited Partner a quarterly report containing financial statements of the Partnership, or of the Crescent Group if such statements are prepared solely on a consolidated basis with the Crescent Group, for such fiscal quarter, presented in accordance with generally accepted accounting principles. As soon as practicable after the close of each fiscal year, the General Partner shall cause to be mailed to each Limited Partner an annual report containing financial statements of the Partnership, or of the Crescent Group if such statements are prepared solely on a consolidated basis with the Crescent Group, for such fiscal year, presented in accordance with generally accepted accounting principles. The annual financial statements shall be audited by a nationally recognized firm of independent public accountants selected by the General Partner.

                                    ARTICLE X
                                   TAX MATTERS

         Section 10.1  Preparation of Tax Returns

         The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal, state and local income tax purposes, and the delivery to the Limited Partners of all tax information reasonably required by the Limited Partners for federal, state and local income tax reporting purposes.

         Section 10.2  Tax Elections

         Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election or choose any available reporting method pursuant to the Code or state or local tax law; provided, however, that the General Partner shall make the election under Section 754 of the Code in accordance with applicable regulations thereunder. The General Partner shall have the right to seek to revoke any such election (including, without limitation, the election under Section 754 of the Code) or change any reporting method upon the General Partner's determination in its sole and absolute discretion that such revocation is in the best interests of all of the Partners.

         Section 10.3 Tax Matters Partner

               A. The General Partner shall be the "tax matters partner" of the Partnership for federal income tax purposes. Pursuant to Section 6223(c)(3) of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address and profits interest of each of the Limited Partners, provided that such information is provided to the Partnership by the Limited Partners.

               B.     The tax matters partner is authorized, but not required:

               (1) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or (ii) who is a "notice partner" (as defined in Section 6231 of the Code) or a member of a "notice group" (as defined in Section 6223(b)(2) of the Code);

               (2) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership's principal place of business is located;

               (3) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

               (4) to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

               (5) to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and

               (6) to take any other action on behalf of the Partners of the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

         The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of Indemnitees set forth in Section 7.7 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

               C. The tax matters partner shall receive no compensation for its services. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder.

         Section 10.4 Organizational Expenses

         The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a sixty (60)-month period as provided in Section 709 of the Code.

         Section 10.5 Withholding

         Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441, 1442, 1445, or 1446 of the Code. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within fifteen (15) days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner, or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed to such Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.5. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and, until repayment of such loan, shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner (including, without limitation, the right to receive distributions). Any amounts payable by a Limited Partner hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus four percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.

                                   ARTICLE XI
                            TRANSFERS AND WITHDRAWALS

         Section 11.1 Transfer

               A. The term "transfer," when used in this Article 11 with respect to a Partnership Interest, shall be deemed to refer to a transaction by which the General Partner purports to assign its General Partnership Interest to another Person or by which a Limited Partner purports to assign its Limited Partnership Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term "transfer" when used in this Article 11 does not include any exchange of Partnership Units by a Limited Partner pursuant to Section 8.6.

               B. No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this
Article 11. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void.

         Section 11.2 Transfer of Partnership Interests of the General Partner

               A. The General Partner shall not withdraw from the Partnership or transfer all or any portion of its interest in the Partnership except in connection with a transaction described in Section 11.2.B or 11.2.C.

               B. Crescent Equities shall not engage in any merger, consolidation or other combination with or into another Person, or sale of all or substantially all of its assets, or any reclassification, or recapitalization or change of outstanding REIT Shares (other than a reincorporation, a reorganization primarily for the purpose of changing domicile or converting to corporate form, a change in par value, or from par value to no par value, or as a result of a subdivision or combination as described in the definition of "Exchange Factor," which require no consent of the Limited Partners under this Agreement) ("Transaction"), unless the Transaction either:

               (1) includes a merger of the Partnership or sale of substantially all of the assets of the Partnership, as a result of which all Limited Partners will receive for each Partnership Unit an amount of cash, securities, or other property equal to the product of the Exchange Factor and the greatest amount of cash, securities or other property paid to a holder of one REIT Share in consideration of one REIT Share at any time during the period from and after the date on which the Transaction is consummated, provided that if, in connection with the Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than fifty percent (50%) of the outstanding REIT Shares, the holders of Partnership Units shall receive the greatest amount of cash, securities, or other property which a Limited Partner would have received had it exercised the Exchange Right and received REIT Shares in exchange for all of its Partnership Units immediately prior to the expiration of such purchase, tender or exchange offer; or

               (2) provides that the Partnership shall continue as a separate entity and grants to the Limited Partners exchange rights with respect to the ownership interests in the new entity that are substantially equivalent to the Exchange Rights provided for in Section 8.6.

               C. Crescent Equities shall not transfer all or any portion of its ownership interest in the General Partner; provided, however, that Crescent Equities may liquidate the General Partner.

         Section 11.3 Transfer of Partnership Interests of Limited Partners
                      Other Than Crescent Equities

               A. Subject to the provisions of Sections 11.3.C, 11.3.D, 11.3.E, 11.3.F and 11.3.G hereof, any Limited Partner other than Crescent Equities may freely transfer all or any portion of its Partnership Interest. Any transferee of a Limited Partnership Interest (whether such transferee is a Substituted Limited Partner or an Assignee) shall also become the owner of any Partnership Units associated with such Limited Partnership Interest, and shall be entitled to exercise the Exchange Rights with respect to such Partnership Units in accordance with the terms and conditions set forth in Section 8.6 above.

               B. If a Limited Partner is Incapacitated, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate and such power as the Incapacitated Limited Partner possessed to transfer all or any part of its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

               C. The General Partner may prohibit any transfer otherwise permitted under this Section 11.3 by a Limited Partner of its Partnership Interest if, in the opinion of legal counsel to the Partnership, such transfer would require filing of a registration statement under the Securities Act or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Interest.

               D. No transfer by a Limited Partner of its Partnership Interest may be made to any Person if (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership being treated as an association taxable as a corporation for federal income tax purposes, or result in a termination of the Partnership for federal income tax purposes, (ii) in the opinion of the legal counsel for the Partnership, it would adversely affect the ability of Crescent Equities to continue to qualify as a REIT or subject Crescent Equities to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) the General Partner determines that such transfer is effectuated through or, together with other similar transfers, could result in the creation of an "established securities market" or a "secondary market (or the substantial equivalent thereof)" or otherwise increase the likelihood that the Partnership would be treated as a "publicly traded partnership" within the meaning of Code Section 7704 and the related Notice 88-75, 1988-2 C.B. 386, and Treasury Regulations Section 1.7704-1.

               E. No transfer by a Limited Partner of its Partnership Interest may be made (i) to any Person who lacks the legal right, power or capacity to own a Partnership Interest, (ii) in violation of any provision of any mortgage or trust deed (or the note or bond secured thereby) constituting a Lien against an asset of the Partnership, (iii) in violation of applicable law, or (iv) if such transfer would, in the opinion of counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor regulations section 2510.2-101.

               F. No transfer of a Limited Partnership Interest may be made to a lender to the Partnership or any Person who is related (within the meaning of Regulations Section 1.752-4(b)) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, except with the consent of the General Partner, which consent may be granted or withheld in the sole and absolute discretion of the General Partner.

         Section 11.4 Substituted Limited Partners

               A. Except as otherwise expressly provided in the last sentence of this Section 11.4.A, no Limited Partner shall have the right to substitute a transferee as a Limited Partner in its place without the consent of the General Partner, which consent may be granted or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit a transferee of a Limited Partnership Interest to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner. Notwithstanding anything to the contrary contained above in this Section 11.4.A, if the transferee of a Limited Partnership Interest is a Person listed on Exhibit E attached hereto, the General Partner shall be required to admit such transferee as a Substituted Limited Partner, provided that (i) the transfer of the Limited Partnership Interest to such Person is not prohibited under the provisions of Sections 11.3.C through G hereof, and (ii) such transferee complies with the provisions of the second sentence of Section 11.4.B hereof.

               B. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement. The admission of any transferee as a Substituted Limited Partner shall be subject to the transferee executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement (including, without limitation, the provisions of Section 2.4) and such other documents or instruments as may be required to effect the admission.

               C. Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Partnership Units, and Partnership Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

         Section 11.5 Assignees

         If the General Partner, in its sole and absolute discretion, does not consent to the admission of any permitted transferee under Section 11.3 as a Substituted Limited Partner, as described in Section 11.4, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be deemed to have had assigned to it, and shall be entitled to receive distributions from the Partnership and the share of Net Income, Net Losses, Recapture Income, and any other items of income, gain, loss, deduction and credit of the Partnership attributable to the Partnership Interest transferred to such transferee, but shall not be entitled to vote such Partnership Interest on any matter presented to the Limited Partners for a vote (such Partnership Interest being deemed to have been voted on such matter in the same proportion as all other Partnership Interests held by the Limited Partners are voted). In the event any such transferee desires to make a further transfer of any such Partnership Interest, such transferee shall be subject to all of the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make a transfer of a Partnership Interest.

         Section 11.6 General Provisions

               A. No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Limited Partner's Partnership Interest in accordance with this Article 11 or pursuant to an exchange of its Partnership Interest under Section 8.6.

               B. Any Limited Partner who shall transfer all of its Partnership Interest in a permitted transfer pursuant to this Article 11 or pursuant to an exchange of all of its Partnership Units under Section 8.6 shall cease to be a Limited Partner.

               C.     If any Partnership Interest is exchanged pursuant to
Section 8.6 or transferred pursuant to this Article 11 at any time other than the end of a fiscal year, Net Income, Net Loss, each item thereof and all other items attributable to such interest for such fiscal year shall be allocated between the transferor Partner and the transferee Partner in the same ratio as the number of days in such fiscal year before and after such transfer, except that gain or loss attributable to the sale or other disposition of all or any substantial portion of the Partnership assets or to other extraordinary non-recurring items shall be allocated to the owner of the Partnership Interest as of the date of closing of the sale or other disposition, or, with respect to other extraordinary non-recurring items, the date the profit is realized or the loss is incurred, as the case may be. Solely for purposes of the allocations to be made under the preceding sentence (but not for any other purpose), (i) any Partnership Interest that is exchanged or otherwise transferred prior to the eighth day of a month shall receive allocations under the preceding sentence as if it had been transferred on the first day of the month, (ii) any Partnership Interest that is exchanged or otherwise transferred on or after the eighth day of a month and prior to the twenty-third day of such month shall receive allocations under the preceding sentence as if it had been transferred on the fifteenth day of the month, and (iii) any Partnership Interest that is exchanged or otherwise transferred on or after the twenty-third day of a month shall receive allocations under the preceding sentence as if it had been transferred on the first day of the next succeeding month. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such transfer or exchange shall be made to the transferor Partner, and all distributions of Available Cash thereafter shall be made to the transferee Partner.

         Section 11.7 Acquisition of Partnership Interest by Partnership

         The Partnership may acquire, by purchase, redemption or otherwise, any Partnership Interest or other interest of a Partner in the Partnership. Any Partnership Interest or other interest so acquired by the Partnership shall be deemed canceled. In the event that a Partnership Interest is acquired by the Partnership pursuant to this Section 11.7, the Partnership Interest of each other existing Partner shall be increased, as of the date of acquisition of such Partnership Interest by the Partnership, such that the Partnership Interest of each Partner shall be equal to the sum of (a) each Partner's existing Partnership Interest, plus (b) the product obtained by multiplying (i) each Partner's existing Partnership Interest by (ii) a fraction, the numerator of which is equal to the Partnership Interest acquired by the Partnership and the denominator of which is equal to the result obtained by subtracting (A) one minus (B) the Partnership Interest acquired by the Partnership.

                                  ARTICLE XII
                              ADMISSION OF PARTNERS

         Section 12.1 Admission of Substituted General Partner

         A successor to all of the General Partner's General Partnership Interest pursuant to Section 11.2 hereof who is proposed to be admitted as a substituted General Partner shall be admitted to the Partnership as the General Partner, effective simultaneously with such transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the substituted General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

         Section 12.2 Admission of Additional or Employee Limited Partners

               A. After the admission to the Partnership of the Limited Partners on the date hereof, a Person who makes a Capital Contribution to the Partnership in accordance with Section 4.3 hereof or receives a Limited Partnership Interest pursuant to Section 4.7 hereof shall be admitted to the Partnership as an Additional Limited Partner or Employee Limited Partner, as the case may be, only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof, and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner or Employee Limited Partner, as the case may be. The admission of any Person as an Additional Limited Partner or Employee Limited Partner, as the case may be, shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

               B. If any Additional Limited Partner or Employee Limited Partner is admitted to the Partnership at any time other than the end of a fiscal year, Net Income, Net Loss, each item thereof and all other items for such fiscal year shall be allocated among such Additional Limited Partner or Employee Limited Partner and all other Partners by taking into account their varying interests during such fiscal year in accordance with Section 706(d) of the Code. For this purpose, Net Income, Net Loss, each item thereof and all other items for such fiscal year shall be prorated based on the portion of the taxable year that has elapsed prior to the admission of such Additional

Limited Partner or Employee Limited Partner, except that gain or loss attributable to the sale or other disposition of all or any substantial portion of the Partnership assets or to other extraordinary non-recurring items shall be allocated to the Partners who own Partnership Interests as of the date of closing of the sale or other disposition, or, with respect to other extraordinary non-recurring items, the date the profit is realized or the loss is incurred, as the case may be. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of admission of such Additional Limited Partner or Employee Limited Partner shall be made solely to Partners other than the Additional Limited Partner or Employee Limited Partner, and all distributions of Available Cash thereafter shall be made to all Partners including the Additional Limited Partner or Employee Limited Partner.

               C. Greenbrier has executed and delivered to the General Partner the Greenbrier Agreement. The General Partner, exercising its discretion pursuant to Section 12.2.A hereof, hereby agrees that the Greenbrier Agreement is the sole document required to effectuate the admission to the Partnership of Greenbrier as an Additional Limited Partner. The Greenbrier Agreement contains an "evergreen" provision so that it shall be deemed reexecuted and delivered to the General Partner by Greenbrier if, as and whenever it shall acquire future installments of Partnership Units under the Consultant Unit Agreement if, prior to the acquisition of any such future installment, it shall have exchanged all of its Partnership Units and consequently ceased to be a Limited Partner pursuant to Section 11.6.B hereof. Accordingly, if, as and whenever Greenbrier receives Partnership Units pursuant to the terms of the Consultant Unit Agreement, the General Partner shall automatically admit Greenbrier as an Additional Limited Partner without requiring any additional documentation from Greenbrier, even if Greenbrier is not at that time a Limited Partner of the Partnership.

         Section 12.3 Amendment of Agreement and Certificate of Limited Partnership

         For the admission to the Partnership of any Partner in accordance with the provisions of this Agreement, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Section 2.4 hereof.

                                  ARTICLE XIII
                           DISSOLUTION AND LIQUIDATION

         Section 13.1 Dissolution

         The Partnership shall not be dissolved by the admission of Substituted Limited Partners, Additional Limited Partners or Employee Limited Partners, or by the admission of a substituted General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any substituted General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following ("Liquidating Events"):

               A. the expiration of its term as provided in Section 2.5 hereof;

               B. an event of withdrawal of the General Partner, as defined in the Act (other than (i) a liquidation of the General Partner into Crescent Equities, in which event Crescent Equities shall become the General Partner, or
(ii) an event of Bankruptcy), unless within ninety (90) days after the withdrawal remaining Partners owning a majority-in-interest of the total Partnership Interests of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective immediately prior to the date of withdrawal, of a substitute General Partner;

               C. an election to dissolve the Partnership made in writing by the General Partner;

               D. entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

               E. the sale of all or substantially all of the assets and properties of the Partnership, unless the General Partner elects to continue the Partnership business for the purpose of the receipt and the collection of indebtedness or the collection of other consideration to be received in exchange for the assets of the Partnership (which activities shall be deemed to be part of the winding up of the Partnership); or

               F. a final and non-appealable judgment is entered by a court with appropriate jurisdiction ruling that either Crescent Equities or the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against either Crescent Equities or the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect, unless prior to the entry of such order or judgment remaining Partners owning a majority-in-interest of the total Partnership Interests of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a substituted General Partner.

         Section 13.2 Winding Up

               A. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets (subject to the provisions of Section 13.2.B below), and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner (or, in the event there is no remaining General Partner, any Person elected by Limited Partners owning a majority-in-interest of the total Partnership Interests of the Limited Partners (the "Liquidator")) shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair market value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of stock in Crescent Equities) shall be applied and distributed in the following order:

               (1) First, to the payment and discharge of all of the Partnership's debts and liabilities to creditors other than the Partners;

               (2) Second, to the payment and discharge of all of the Partnership's debts and liabilities to the Partners; and

               (3) The balance, if any, to the General Partner and Limited Partners in accordance with their positive Capital Account balances, after giving effect to all contributions, distributions, and allocations for all periods.

The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13.

               B. Notwithstanding the provisions of Section 13.2.A hereof which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.A hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

               C. As part of the liquidation and winding-up of the Partnership, a proper accounting shall be made of the Capital Account of each Partner, including an analysis of changes to the Capital Account from the date of the last previous accounting. Financial statements presenting such accounting shall include a report of an independent certified public accountant selected by the Liquidator.

               D. As part of the liquidation and winding-up of the Partnership, the Liquidator may sell Partnership assets (or assets owned by the Subsidiary Corporations, the Management Company, or any other entity in which the Partnership is an owner), at the best price and on the best terms and conditions as the Liquidator in good faith believes are reasonably available at the time.

         Section 13.3 Compliance with Timing Requirements of Regulations

         In the event the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 13 to the General Partner and Limited Partners who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2). If any Partner has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article 13 may be:

                  (i) distributed to a trust established for the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement; or

                  (ii) withheld to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld amounts shall be distributed to the General Partner and Limited Partners as soon as practicable.

         Section 13.4 Deemed Distribution and Recontribution

         Notwithstanding any other provisions of this Article 13, in the event the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Liquidating Event has occurred, the Partnership's property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, the Partnership shall be deemed to have distributed the Partnership property in kind to the General Partner and Limited Partners, who shall be deemed to have assumed and taken such property subject to all Partnership liabilities, all in accordance with their respective Capital Accounts. Immediately thereafter, the General Partner and Limited Partners shall be deemed to have recontributed the Partnership property in kind to the Partnership, which shall be deemed to have assumed and taken such property subject to all such liabilities.

         Section 13.5 Rights of Limited Partners

         Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of its Capital Contribution and shall have no right or power to demand or receive property other than cash from the Partnership. No Limited Partner shall have priority over any other Limited Partner as to the return of its Capital Contributions, distributions, or allocations, except as permitted by
Section 8.7.C or otherwise expressly provided in this Agreement.

         Section 13.6 Documentation of Liquidation

         Upon the completion of the liquidation of the Partnership cash and property as provided in Section 13.2 hereof, the Partnership shall be terminated and the Certificate and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken. The Liquidator shall have the authority to execute and record any and all documents or instruments required to effect the dissolution, liquidation and termination of the Partnership.

         Section 13.7 Reasonable Time for Winding-Up

         A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

         Section 13.8 Liability of the Liquidator

         The Liquidator shall be indemnified and held harmless by the Partnership from and against any and all claims, demands, liabilities, costs, damages and causes of action of any nature whatsoever arising out of or incidental to the Liquidator's taking of any action authorized under or within the scope of this Agreement; provided, however, that the Liquidator shall not be entitled to indemnification, and shall not be held harmless, where the claim, demand, liability, cost, damage or cause of action at issue arises out of:

               (1) a matter entirely unrelated to the Liquidator's action or conduct pursuant to the provisions of this Agreement; or

               (2) the proven willful misconduct or gross negligence of the Liquidator.

         Section 13.9 Waiver of Partition

         Each Partner hereby waives any right to a partition of the Partnership property.

                                  ARTICLE XIV
                             AMENDMENT OF AGREEMENT

         Section 14.1 Amendments

               A. Amendments to this Agreement may be proposed by the General Partner. Except as provided in Section 14.1.B or 14.1.C, a proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and Limited Partners owning a majority-in-interest of the total Percentage Interests of the Limited Partners.

               B. Notwithstanding Section 14.1.A, the General Partner shall have the power, without the Consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

               (1) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

               (2) to reflect the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement (including, without limitation, adjustments to Exhibit A to reflect such events, as set forth in Section 4.1.B hereof); and

               (3) to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement.

               C.     Notwithstanding anything to the contrary contained in
Section 14.1.A hereof, this Agreement shall not be amended without the prior written consent of each Partner adversely affected if such amendment would (i) convert a Limited Partner's interest in the Partnership into a general partner's interest, (ii) modify the limited liability of a Limited Partner, (iii) alter rights of the Partner to receive distributions pursuant to Article 5, or the allocations specified in Article 6 (except as permitted pursuant to Sections 4.2, 4.3, 4.6, 4.7, 8.7 and Section 14.1.B(3) hereof), (iv) alter or modify the Exchange Rights set forth in Section 8.6, or the right set forth in Section 11.2.C, (v) cause the termination of the Partnership prior to the time set forth in Sections 2.5 or 13.1, or (vi) amend this Section 14.1.C. Further, no amendment may alter the restrictions on the General Partner's authority set forth in Section 7.3 without the consent of all Limited Partners.

                                   ARTICLE XV
                     PARTNER REPRESENTATIONS AND WARRANTIES

         Section 15.1 Representations and Warranties

               A. Each Partner represents and warrants severally and not jointly, and solely on behalf of itself, to the Partnership and the other Partners as follows:

                      (1) Organization. If such Partner is not a natural person, such Partner is duly formed and validly existing and is qualified to do business and in good standing in the jurisdictions in which it does business.

                      (2) Due Authorization; Binding Agreement. This Agreement has been duly executed and delivered by such Partner, or an authorized representative of such Partner, and constitutes a legal, valid and binding obligation of such Partner, enforceable against such Partner in accordance with the terms hereof.

                      (3) Consents and Approvals. No consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other person is required to be made, obtained or given by such Partner in connection with the execution, delivery and performance of this Agreement other than consents, waivers, approvals or authorizations which have been obtained prior to the date hereof.

                      (4) No Conflict with Other Documents or Violation of Law. The execution of this Agreement by such Partner and such Partner's performance of the transactions contemplated herein will not violate any document, instrument, agreement, stipulation, judgment, order, or any applicable federal, state or local law, ordinance or regulation to which such Partner is a party or by which such Partner is bound.

               B. Each Limited Partner represents and warrants that its Limited Partnership Interest is being acquired for its own account and not with a view to the distribution or other sale thereof, except in a transaction which is exempt from registration under the Securities Act or registered thereunder. Any distribution or other sale of the Limited Partnership Interest of such Limited Partner shall be subject to the provisions of Section 11.3 hereof. Such Limited Partner further represents and warrants to the Partnership and the other Partners as follows:

                      (1) If such Limited Partner is a corporation, partnership or a Massachusetts business trust or similar business trust, it has not been formed for the specific purpose of acquiring the Limited Partnership Interest, and has total assets in excess of Five Million Dollars ($5,000,000);

                      (2) If such Limited Partner is an individual, he or she had an individual income in excess of $200,000 in each of the two most recent tax years or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching at least the same income level in the current year;

                      (3) Such Limited Partner is a sophisticated investor with the capacity to protect its own interests in investments of this nature, and is capable of evaluating the merits and risks of an investment in the Limited Partnership Interest;

                      (4) Such Limited Partner has had an opportunity to ask questions and receive answers concerning the investment in the Limited Partnership Interest, and has all of the information deemed by it to be necessary or appropriate to evaluate the investment in the Limited Partnership Interest and the risks and merits thereof;

                      (5) Such Limited Partner is aware of the following:

                          (i) An investment in the Limited Partnership Interest
is speculative, with no assurance of any income therefrom;

                          (ii) No federal or state agency has made any finding
or determination as to the fairness of the acquisition, or any recommendation or endorsement of such acquisition;

                          (iii) Transferability of the Limited Partnership
Interest is restricted and, accordingly, it may not be possible for such Limited Partner to liquidate the Limited Partnership Interest in case of emergency; and

                          (iv) With respect to the tax aspects of an investment
in the Limited Partnership Interest, such Limited Partner in making this acquisition is not relying to any degree upon the advice of Crescent Equities or the Partnership, or any Person affiliated therewith, but rather solely upon its own legal, financial and tax advisors.

                                   ARTICLE XVI
                            ARBITRATION OF DISPUTES

         Section 16.1 Arbitration

         Notwithstanding anything to the contrary contained in this Agreement, all claims, disputes and controversies between the parties hereto (including, without limitation, any claims, disputes and controversies between the Partnership and any one or more of the Partners and any claims, disputes and controversies among any two or more Partners) arising out of or in connection with this Agreement or the Partnership created hereby, relating to the validity, construction, performance, breach, enforcement or termination thereof, or otherwise, shall be resolved by binding arbitration in the State of Texas, in accordance with this Article 16 and, to the extent not inconsistent herewith, the Expedited Procedures and Commercial Arbitration Rules of the American Arbitration Association.

         Section 16.2 Procedures

         Any arbitration called for by this Article 16 shall be conducted in accordance with the following procedures:

               (1) The Partnership or any partner (the "Requesting Party") may demand arbitration pursuant to Section 16.1 hereof at any time by giving written notice of such demand (the "Demand Notice") to all other Partners and (if the Requesting Party is not the Partnership) to the Partnership, which Demand Notice shall describe in reasonable detail the nature of the claim, dispute or controversy.

               (2) Within fifteen (15) days after the giving of a Demand Notice, the Requesting Party, on the one hand, and each of the other Partners and/or the Partnership against whom the claim has been made or with respect to which a dispute has arisen (collectively, the "Responding Party"), on the other hand, shall select and designate in writing to the other party one reputable, disinterested individual deemed competent to arbitrate the claim, dispute or controversy (a

"Qualified Individual") willing to act as an arbitrator of the claim, dispute or controversy. Within fifteen (15) days after the foregoing selections have been made, the arbitrators so selected shall jointly select a third Qualified Individual willing to act as an arbitrator of the claim, dispute or controversy. In the event that the two arbitrators initially selected are unable to agree on a third arbitrator within the second fifteen (15) day period referred to above, then, on the application of either party, the American Arbitration Association shall promptly select and appoint a Qualified Individual to act as the third arbitrator. The three arbitrators selected pursuant to this Section 16.2(2) shall constitute the arbitration panel for the arbitration in question.

               (3) The presentations of the parties hereto in the arbitration proceeding shall be commenced and completed within sixty (60) days after the selection of the arbitration panel pursuant to Section 16.2(2) above, and the arbitration panel shall render its decision in writing within thirty (30) days after the completion of such presentations. Any decision concurred in by any two
(2) of the arbitrators shall constitute the decision of the arbitration panel, and unanimity shall not be required.

               (4) The arbitration panel shall have the discretion to include in its decision a direction that all or part of the attorneys' fees and costs of any party or parties and/or the costs of such arbitration be paid by any other party or parties. On the application of a party before or after the initial decision of the arbitration panel, and proof of its attorneys' fees and costs, the arbitration panel shall order the other party to make any payments directed pursuant to the preceding sentence.

               (5) Notwithstanding anything to the contrary contained above in this Section 16.2, if either party fails to select a Qualified Individual to act as an arbitrator for such party with the fifteen (15) day time period set forth in the first sentence of Section 16.2(2), the Qualified Individual selected by the other party shall serve as sole arbitrator under this Section
16.2 in lieu of the arbitration panel. Such sole arbitrator shall have all of the rights and duties of the arbitration panel set forth above in this Section 16.2.

         Section 16.3 Binding Character

         Any decision rendered by the arbitration panel pursuant to this Article 16 shall be final and binding on the parties hereto, and judgment thereon may be entered by any state or federal court of competent jurisdiction

         Section 16.4 Exclusivity

         Arbitration shall be the exclusive method available for resolution of claims, disputes and controversies described in Section 16.1 hereof, and the Partnership and its Partners stipulate that the provisions hereof shall be a complete defense to any suit, action, or proceeding in any court or before any administrative or arbitration tribunal with respect to any such claim, controversy or dispute. The provisions of this Article 16 shall survive the dissolution of the Partnership.

         Section 16.5 No Alteration of Agreement

         Nothing contained herein shall be deemed to give the arbitrators any authority, power or right to alter, change, amend, modify, add to, or subtract from any of the provisions of this Agreement.

                                  ARTICLE XVII
                               GENERAL PROVISIONS

         Section 17.1 Addresses and Notice

         All notices, requests, demands and other communications hereunder to a Partner shall be in writing and shall be deemed to have been duly given if delivered by hand or if sent by certified mail, return receipt requested, properly addressed and postage prepaid, or transmitted by commercial overnight courier to the Partner at the address set forth in Exhibit A or at such other address as the Partner shall notify the General Partner in writing. Such communications shall be deemed sufficiently given, served, sent or received for all purposes at such time as delivered to the addressee (with the return receipt or delivery receipt being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

         Section 17.2 Titles and Captions

         All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, (i) references to "Articles" and "Sections" are to Articles and Sections of this Agreement, and (ii) references to "Exhibits" are to the Exhibits attached to this Agreement. Each Exhibit attached hereto and referred to herein is hereby incorporated by reference.

         Section 17.3 Pronouns and Plurals

         Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. Any references in this Agreement to "including" shall be deemed to mean "including without limitation."

         Section 17.4 Further Action

         The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purpose of this Agreement.

         Section 17.5 Binding Effect

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

         Section 17.6 Creditors

         None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

         Section 17.7 Waiver

         No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

         Section 17.8 No Agency

         Nothing contained herein shall be construed to constitute any partner the agent of another Partner, except as specifically provided herein, or in any manner to limit the Partners in the carrying on of their own respective businesses or activities.

         Section 17.9 Entire Understanding

         This Agreement constitutes the entire agreement and understanding among the Partners and supersedes any prior understanding and/or written or oral agreements among them respecting the subject matter herein.

         Section 17.10 Counterparts

         This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

         Section 17.11 Applicable Law

         This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law. The laws of the State of Delaware shall be applied in construing the Agreement in connection with all arbitration proceedings under Article XVI; provided that, to the extent that the laws of another jurisdiction are otherwise applicable as to procedural requirements relating to the arbitration, the procedural requirements of such other jurisdiction shall be complied with.

         Section 17.12 Invalidity of Provisions

         If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respects, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

         Section 17.13 Guaranty by Crescent Equities

         Crescent Equities unconditionally and irrevocably guarantees to the Limited Partners the performance by the General Partner of the obligations of the General Partner under this Agreement. This guaranty is exclusively for the benefit of the Limited Partners and shall not extend to the benefit of any creditor of the Partnership.

         Section 17.14 Restriction on Sale of Sonoma Property

         The General Partner hereby acknowledges that the Partnership's ability to sell or otherwise transfer the Sonoma Property is subject to certain restrictions under the Sonoma Contribution Agreement for a period of seven (7) years after the date of the Sonoma Contribution Agreement, or as otherwise set forth at the end of Article II of the Sonoma Contribution Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                        GENERAL PARTNER:
                                        CRESCENT REAL ESTATE EQUITIES, LTD.,
                                        a Delaware corporation

                                        /s/ CRESCENT REAL ESTATE EQUITIES, LTD.
                                        ---------------------------------------


                                        LIMITED PARTNERS:
                                        as set forth in Exhibit A hereto:

                                        By:  CRESCENT REAL ESTATE EQUITIES,
                                             LTD., as attorney-in-fact
                                             pursuant to Sections 2.4 and
                                             14.1.B of the Agreement

                                        /s/ CRESCENT REAL ESTATE EQUITIES, LTD.
                                        ---------------------------------------



                               [EXHIBITS OMITTED]

                                FIRST AMENDMENT
                       TO THE SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
               CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP

     THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, dated as of February 19, 1998, is entered into by and among Crescent Real Estate Equities, Ltd., a Delaware corporation, on its own behalf as sole general partner (the "General Partner") of Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Partnership"), and as attorney-in-fact for each of the existing limited partners (the "Limited Partners") of the Partnership pursuant to Sections 2.4 and 14.1.B of the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of November 1, 1997, hereinafter referred to as the "Effective Agreement."

                                  WITNESSETH:

     WHEREAS, the Partnership was formed pursuant to that certain Certificate of Limited Partnership dated February 9, 1994 and filed on February 9, 1994 in the office of the Secretary of State of Delaware, and that certain Agreement of Limited Partnership dated as of February 9, 1994 (the "Initial Agreement");

     WHEREAS, the Initial Agreement, as previously amended and restated, was amended and restated in its entirety by the Effective Agreement;

     WHEREAS, the individuals set forth in the following table exercised options to purchase REIT Shares for the respective number of shares, on the respective date, pursuant to the respective stock option plan and for which Crescent Equities shall receive credit for the respective Capital Contribution to the Partnership indicated opposite each such individual's name:

                                                      Number of REIT                                    Capital
       Individual              Exercise Date          Shares Purchased        Stock Option Plan       Contribution
     --------------            -------------          ----------------        -----------------       ------------
     Julie C. Carey              11/10/97                   800                 1995 Plan               $ 28,350.00

     Anna Dean                   11/24/97                   200                 First Amended and       $  7,562.50
                                                                                Restated 1995 Plan

     Howard Lovett               12/4/97                  3,000                 1995 Plan               $117,000.00

     Howard Lovett               12/4/97                  2,000                 First Amended and       $ 78,000.00
                                                                                Restated 1995 Plan

     Bobby Vann                  12/5/97                    200                 First Amended and       $  7,775.00
                                                                                Restated 1995 Plan

     Bret Angle                  12/5/97                    200                 First Amended and       $  7,775.00
                                                                                Restated 1995 Plan

     Howard Lovett            12/19/97         200          1995 Plan                $  7,737.50
     Lynn B. Sonsel            1/5/98          200          First Amended and        $  7,937.50
                                                            Restated 1995 Plan
     Fred Hoeckstra            1/21/98         200          First Amended and        $  7,237.50
                                                            Restated 1995 Plan
     Anthony M. Frank          2/2/98        2,800          First Amended and        $ 97,125.00
                                                            Restated 1995 Plan

     WHEREAS, the individuals and entities set forth in the following table exercised their Exchange Rights with respect to the respective number of Partnership Units, on the respective date indicated opposite each such individual's or entity's name:

                                                                                      Number of
                                                                                   Partnership Units
           Individual or Entity                   Exercise Date                       Exchanged
     ------------------------------           --------------------               --------------------
     Gerald W. Haddock                              12/12/97                             5,000
     Pridemore Asset Trust UA                        1/1/98                              8,064
     Scott Asset Trust UA                            1/1/98                              8,064
     Peter G. Henry                                  1/2/98                              7,149
     University of Arizona                           1/5/98                             61,250
     Foundation
     The Joost Family Living Trust                   1/6/98                              2,110
     Scott Asset Trust UA                            1/16/98                             1,364
     Pridemore Asset Trust UA                        1/16/98                             1,364
     Robert J. Stirk                                 1/19/98                             2,000
     Peter G. Henry                                  1/28/98                            10,000
     The Lone Star Trust                             1/29/98                             4,220

     WHEREAS, on December 8, 1997, Richard E. Rainwater assigned 1,300 Partnership Units to Darla D. Moore;

     WHEREAS, on December 19, 1997, Crescent Equities issued 5,375,000 REIT Shares in a public stock offering at a cash price of $38.125 per share, which cash proceeds aggregating $204,921,875 were contributed to the Partnership by Crescent Equities pursuant to Section 4.2 of the Effective Agreement;

     WHEREAS, effective as of December 31, 1997, Crescent Equities issued 30,933 REIT Shares to Senterra Real Estate Group, L.L.C. ("Senterra") in satisfaction of certain obligations of the Partnership to Senterra, and, in connection therewith, Crescent Equities shall receive credit for a Capital Contribution to the Partnership of $1,200,000;

     WHEREAS, on January 5, 1998, Canyon Ranch, Inc. assigned 61,250 Partnership Units to the University of Arizona Foundation;

     WHEREAS, on January 8, 1998. Crescent Equities issued 196 REIT Shares to each of Morton H. Meyerson, William F. Quinn, and Paul E. Rowsey, III in payment of trust managers' fees and, in connection therewith, Crescent Equities shall receive credit for a Capital Contribution to the Partnership of $20,064;

     WHEREAS, on January 16, 1998, Darla D. Moore assigned 682 Partnership Units to the Scott Asset Trust UA and 682 Partnership Units to the Pridemore Asset Trust UA;

     WHEREAS, on January 16, 1998, Richard E. Rainwater assigned 682 Partnership Units to the Scott Asset Trust UA and 682 Partnership Units to the Pridemore Asset Trust UA;

     WHEREAS, on February 19,1998, Crescent Equities issued 8,000,000 6-3/4% Series A Convertible Cumulative Preferred Shares ("Series A Preferred Shares") and, in connection therewith, the General Partner, pursuant to Section 8.7.C of the Effective Agreement, is required to cause the Partnership to issue to Crescent Equities preferred equity ownership interests in the Partnership ("Series A Preferred Partnership Units"), and, pursuant to its authority under Sections 6.1.C and 8.7.C of the Effective Agreement, desires to make such revisions to the Agreement as are necessary to reflect the issuance of the Series A Preferred Partnership Units; and

     WHEREAS, the General Partner desires to amend the Effective Agreement pursuant to its authority under Sections 2.4 and 14.1.B of the Effective Agreement and the powers of attorney granted to the General Partner by the Limited Partners in order to reflect the aforementioned.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. In order to reflect (i) the Capital Contributions of Crescent Equities aggregating $366,500 in connection with the exercise of options to purchase REIT Shares by Julie C. Carey, Anna Dean, Howard Lovett, Bobby Vann, Bret Angle, Lynn B. Sonsel, Fred Hoeckstra and Anthony M. Frank, as more fully set forth above, (ii) the exercise by Gerald W. Haddock, the Pridemore Asset Trust UA, the Scott Asset Trust UA, Peter G. Henry, the University of Arizona Foundation, The Joost Family Living Trust, Robert J. Stirk, and the Lone Star Trust of their Exchange Rights with respect to Partnership Units, as more fully set forth above, (iii) the assignment by Richard E. Rainwater of 1,300 Partnership Units to Darla D. Moore, (iv) the Capital Contribution by Crescent Equities on December 19, 1997 of $204,921,875 in connection with the public stock offering of 5,375,000 REIT Shares at $38,125 per share, (v) the assignment by Canyon Ranch, Inc. of 61,250 Partnership Units to the University of Arizona Foundation, (vi) the Capital Contribution by Crescent Equities on December 31, 1997, of $1,200,000 in connection with the issuance OF 30,933 REIT Shares to Senterra in satisfaction of certain obligations of the Partnership to Senterra, (vii) the Capital Contribution by Crescent Equities on January 8, 1998, of $20,064 in connection with the issuance of 196 REIT shares to each of Morton H. Meyerson, William F. Quinn, and Paul E. Rowsey, III in payment of trust managers' fees, (viii) the assignment by Darla D. Moore of 682 Partnership Units to each of the Scott Irrevocable Asset Trust and the Pridemore Irrevocable Asset Trust, and (ix) the assignment by Richard E. Rainwater of 682 Partnership Units to each of the Scott Irrevocable Asset Trust and the Pridemore Irrevocable Asset Trust, Exhibit A to the Effective Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached to this First Amendment and made a part hereof.

     2. Pursuant to Section 8.7.C of the Effective Agreement, effective as of February 19, 1998, the issuance date of Series A Preferred Shares by Crescent Equities, the Partnership hereby issues 8,000,000 Series A Preferred Partnership Units to Crescent Equities.

     (a) Crescent Equities shall have a zero percentage Partnership Interest with respect to such Series A Preferred Partnership Units and shall have no voting rights other than the right to vote on any amendment to the Effective Agreement if such amendment would (i) convert the Series A Preferred Partnership Units into a general partner's interest, (ii) modify the limited liability of Crescent Equities with respect to the Series A Preferred Partnership Units, or
(iii) alter the distribution, redemption, conversion or liquidation rights of the Series A Preferred Partnership Units as set forth in paragraphs 2(b) through
(e) below.

     (b) Notwithstanding Section 5.2 of the Effective Agreement, and prior to any distributions of Available Cash under such provision, the General Partner shall cause distributions of Available Cash to be made quarterly in cash on the 15th day, or if not a Business Day, the next succeeding Business Day, of February, May, August and November in each year, beginning November 15, 1998, (or on any other date on which Crescent Equities makes a distribution of accrued, unpaid quarterly distributions to the holders of Series A Preferred Shares) to Crescent Equities in an amount equal to the amount that is required to be distributed by Crescent Equities on that date to the holders of Series A Preferred Shares.

     (c) Notwithstanding Sections 6.1.A and B of the Effective Agreement

         (i) Each year, after giving effect to the special allocations set forth in Section 1 of Exhibit C to the Effective Agreement, gross income of the Partnership shall be allocated first to Crescent Equities until the cumulative amount allocated under this paragraph 2(c)(i) to Crescent Equities for the current year and all prior years is equal to the cumulative amount for the current year and all prior years of the distributions made to Crescent Equities under paragraph 2(b) above and the portion of the distributions made to Crescent Equities under paragraph 2(d) below (if any) that exceeds $25 per Series A Preferred Partnership Unit. Any remaining Net Profits or Net Losses (other than gain or loss from a sale or other disposition of all or substantially all of the assets of the Partnership, which shall be allocated as set forth in paragraphs 2(c)(ii) and (iii) below) shall be allocated as set forth in Sections 6.1.A and B of the Effective Agreement.

         (ii) The gain of the Partnership from a sale or other disposition of all or substantially all of the assets of the Partnership shall be allocated among the Partners as follows: (A) first, to Crescent Equities in the amount necessary to cause its Capital Account balance to be equal to the liquidation preference payable by Crescent Equities on the outstanding Series A Preferred Shares (the "Liquidation Preference") (i.e., a liquidation payment of $25 per Series A Preferred Partnership Unit, necessary, plus and accrued, unpaid quarterly distribution thereon), (B) second, to the Partners in the amounts necessary, and in the ratio of such amounts, to cause the Capital Account balance of Crescent Equities in excess of the liquidation Preference and the Capital Account of each other Partner to be in the same ratio as their respective Partnership Interests, and (iii) thereafter, to all of the Partners in proportion to their respective Partnership Interests

         (iii) The loss of the Partnership from a sale or other disposition of all or substantially all of the assets of the Partnership shall be allocated among the Partners as follows: (A) first, to the Partners, if any, having positive Capital Account balances, in the amounts necessary, and in the ratio of such amounts, so as to cause the positive Capital Account Balance of Crescent

Equities to equal the Liquidation Preference and the positive Capital Account balance of each other Partner to equal zero (or, if there is insufficient loss to accomplish this result, loss shall be allocated in a manner so as to cause the positive Capital Account balance of Crescent Equities in excess of the Liquidation Preference and the positive Capital Account balance of each other Partner to be in the same ratio as their respective Partnership Interests), (B) second, to Crescent Equities, until its positive Capital Account balance equals zero, and (C) thereafter, to the Partners in proportion to their respective Partnership Interests.

     (d) In the event that Crescent Equities exercises its redemption right with respect to the Series A Preferred Shares, the Partnership shall concurrently redeem a corresponding amount of Series A Preferred Partnership Units at the same redemption price paid by Crescent Equities for the Series A Preferred Shares (i.e., a redemption payment of $25 per Series A Preferred Partnership Unit, plus any accrued, unpaid quarterly distribution thereon).

     (e) Upon exercise of any conversion right with respect to Series A Preferred Shares, (i) Crescent Equities shall, as of the date on which the conversion is consummated, be deemed to have contributed to the Partnership as Contributed Funds pursuant to Section 4.2.A(2) of the Effective Agreement an amount equal to the Value (computed as of the Business Day immediately preceding the date on which such conversion is consummated) of the REIT Shares delivered by Crescent Equities to such holder of Series A Preferred Shares, (ii) the Partnership Interests of Crescent Equities and the other Limited Partners shall be adjusted as set forth in Section 4.2 of the Effective Agreement, and
(iii) a corresponding portion of Series A Preferred Partnership Units shall be retired.

     3. Except as the context may otherwise require, any terms used in this First Amendment which are defined in the Effective Agreement shall have the same meaning for purposes of this First Amendment as in the Effective Agreement.

     4. Except as herein amended, the Effective Agreement is hereby ratified, confirmed, and reaffirmed for all purposes and in all respects.

     IN WITNESS WHEREOF, the undersigned has executed this First Amendment as of the date first written above.

                                        GENERAL PARTNER:

                                        CRESCENT REAL ESTATE EQUITIES, LTD.,
                                        a Delaware corporation, on its own
                                        behalf and as attorney-in-fact for the
                                        Limited Partners pursuant to Sections
                                        2.4 and 14.1.B of the Effective
                                        Agreement


                                        By:    /s/ DAVID M. DEAN
                                               -----------------------------
                                        Name:  David M. Dean
                                               -----------------------------
                                        Title: Senior Vice President, Law
                                               -----------------------------

                                        [EXHIBITS OMITTED]

                                SECOND AMENDMENT
                       TO THE SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
               CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP

         THIS SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, dated as of March 2, 1998, is entered into by and among Crescent Real Estate Equities, Ltd., a Delaware corporation, on its own behalf as sole general partner (the "General Partner") of Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Partnership"), and as attorney-in-fact for each of the existing limited partners (the "Limited Partners") of the Partnership pursuant to Sections 2.4 and 14.1.B of the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of November 1, 1997, as amended by the First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of February
19, 1998, hereinafter referred to as the "Effective Agreement."

                                  WITNESSETH:

         WHEREAS, the Partnership was formed pursuant to that certain Certificate of Limited Partnership dated February 9, 1994 and filed on February 9, 1994 in the office of the Secretary of State of Delaware and that certain Agreement of Limited Partnership dated as of February 9, 1994 (the "Initial Agreement");

         WHEREAS, the Initial Agreement, as previously amended and restated, was amended and restated in its entirety by the Effective Agreement:

         WHEREAS, on March 2, 1998, the Partnership issued Limited Partnership Interest including 125,155 Partnership Units to Senterra Real Estate Group, L.L.C. ("Senterra") in exchange for the contribution by Senterra to the Partnership of the property and assets, including providing noncompetition agreements (the "Property"), specified in that certain Asset Contribution Agreement dated as of October 7, 1996, as amended on December 31, 1997, and March 2, 1998 (the "Contract");

         WHEREAS, Senterra immediately distributed 83,441, 20,857 and 20,857 Partnership Units to Senterra Corporation, a Texas corporation, Myron G. Blalock III ("Blalock"), and Neil H. Tofsky ("Tofsky"), respectively; and

         WHEREAS, the General Partner desires to amend the Effective Agreement pursuant to its authority under Sections 2.4 and 14.1.B of the Effective Agreement and the powers of attorney granted to the General Partner by the Limited Partners in order to reflect the aforementioned.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

         1. In order to reflect the issuance of a Limited Partnership interest including 125,155 Partnership Units to Senterra and Senterra's immediate distribution of 83,441, 20,857 and 20,857 Partnership Units to Senterra Corporation, Blalock, and Tofsky, respectively, Exhibit A to the Effective Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached to this Second Amendment and made a part hereof.

         2. Each of Senterra Corporation, Blalock, and Tofsky hereby acknowledges that it acquired a Limited Partnership Interest in exchange for a Capital Contribution by Senterra of the Property, which Capital Contribution has a Net Asset Value of $8,521,500.

         3. Each of Senterra Corporation, Blalock, and Tofsky hereby acknowledges its acceptance of all of the terms and conditions of the Effective Agreement, including without limitation the power of attorney granted in Section
2.4 of the Effective Agreement, and all of the terms and conditions hereof.

         4. Except as the context may otherwise require, any terms used in this Second Amendment which are defined in the Effective Agreement shall have the same meaning for purposes of this Second Amendment as in the Effective Agreement.

         5. Except as herein amended, the Effective Agreement is hereby ratified, confirmed, and reaffirmed for all purposes and in all respects.

         IN WITNESS WHEREOF, the undersigned has executed this Second Amendment as of the date first written above.

                                        GENERAL PARTNER:

                                        CRESCENT REAL ESTATE EQUITIES, LTD.,
                                        a Delaware corporation, on its own
                                        behalf and as attorney-in-fact for the
                                        Limited Partners pursuant to Sections
                                        2.4 and 14.1.B of the Effective
                                        Agreement

                                        By:    /s/ DAVID M. DEAN
                                               --------------------------------
                                        Name:  DAVID M. DEAN
                                               --------------------------------
                                        Title: Senior Vice President, Law
                                               --------------------------------

                                        NEW LIMITED PARTNERS:

                                        /s/ MYRON G. BLALOCK, III
                                        ---------------------------------------
                                        Myron G. Blalock, III

                                        /s/ NEIL H. TOFSKY
                                        ---------------------------------------
                                        Neil H. Tofsky


                                        SENTERRA CORPORATION, a Texas
                                        corporation

                                        By: /s/ DOUGLAS W. SCHNITZER
                                            -----------------------------------
                                            Name:  Douglas W. Schnitzer
                                            Title: President

         The undersigned is executing this Second Amendment for the sole purpose of evidencing its contribution to the Partnership of the property and assets specified in the Contract in exchange for a Limited Partnership Interest including 123,155 Partnership Units, and its immediate withdrawal as a Partner in connection with the distribution of 20,857 Partnership Units to each of Blalock and Tofsky, and 83,441 Partnership Units to Senterra Corporation.

                                        SENTERRA REAL ESTATE GROUP, L.L.C., a
                                        Texas limited liability company

                                        By: /s/ NEIL H. TOFSKY
                                            -----------------------------------
                                            Name:  Neil H. Tofsky
                                            Title: President


                               [EXHIBITS OMITTED]

                                THIRD AMENDMENT
                      TO THE SECOND AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP
                                      OF
                             CRESCENT REAL ESTATE
                          EQUITIES LIMITED PARTNERSHIP



      THIS THIRD AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP (this "Third Amendment"), dated as of April 27, 1998, is entered into by and among Crescent Real Estate Equities, Ltd., a Delaware corporation, on its own behalf as sole general partner (the "General Partner") of Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Partnership"), and as attorney-in-fact for each of the existing limited partners (the "Limited Partners") of the Partnership pursuant to Sections 2.4 and 14.1.B of the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of November 1, 1997, as amended by the First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of February 19, 1998, and the Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of March 2, 1998, hereinafter referred to as the "Effective Agreement."

                              W I T N E S S E T H:

      WHEREAS, the Partnership was formed pursuant to that certain Certificate of Limited Partnership dated February 9, 1994 and filed on February 9, 1994 in the office of the Secretary of State of Delaware and that certain Agreement of Limited Partnership dated as of February 9, 1994 (the "Initial Agreement");


      WHEREAS, the Initial Agreement, as previously amended and restated, was amended and restated in its entirety by the Effective Agreement;


      WHEREAS, Armada/Hoffler Holding Company, a Virginia corporation ("AHHC"), and Lano International, Inc., a Delaware corporation ("Lano"), as assignor, and the Partnership, as assignee, entered into that certain Assignment and Assumption Agreement dated as of the 20th day of March, 1998, as amended by a First Amendment dated March 23, 1998, and a Second Amendment dated April 27, 1998, (hereinafter referred to collectively as the "Assignment and Assumption Agreement");


      WHEREAS, under the Assignment and Assumption Agreement, (i) AHHC has agreed to contribute to the Partnership its interest in that certain Agreement of Sale dated May 30, 1997 by and between Rosewood Georgetown Joint Venture, a Texas joint venture, as seller, and Lano and AHHC, as purchaser (the "Contract") in exchange for a Limited Partnership Interest in the Partnership, and (ii) Lano has agreed to transfer a portion of its interest in the Contract to the Partnership in exchange for cash and to contribute the remainder of its interest in the Contract to the

Partnership in exchange for the issuance of a Limited Partnership Interest to Alan R. Novak ("Novak"), the sole shareholder of Lano;


      WHEREAS, the General Partner desires to reflect the admission of AHHC and Novak as Additional Limited Partners, in exchange for the Capital Contributions described above, pursuant to Section 4.3 of the Effective Agreement, upon the terms and conditions set forth herein;


      WHEREAS, the General Partner further desires to grant Partnership Units (as defined in Article I of the Effective Agreement) to Novak and AHHC pursuant to Section 4.3 of the Effective Agreement upon the terms and conditions set forth herein; and


      WHEREAS, the General Partner desires to amend the Effective Agreement pursuant to its authority under Sections 2.4 and 14.1.B of the Effective Agreement and the powers of attorney granted to the General Partner by the Limited Partners in order to reflect the aforementioned.


      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:


      1. In exchange for the Capital Contribution of AHHC described above (which Capital Contribution has a Net Asset Value of $4,940,095), the Partnership hereby admits AHHC as an Additional Limited Partner effective as of the date hereof, pursuant to Section 4.3 of the Effective Agreement, with AHHC having the Partnership Interest and number of Partnership Units set forth on Exhibit A hereto opposite its name.

      2. In exchange for the Capital Contribution of Lano described above (which Capital Contribution has a Net Asset Value of $2,509,905), the Partnership hereby admits Novak as an Additional Limited Partner effective as of the date hereof, pursuant to Section 4.3 of the Effective Agreement, with Novak having the Partnership Interest and number of Partnership Units set forth on Exhibit A hereto opposite its name.

      3. Each of Novak and AHHC hereby acknowledges its acceptance of all of the terms and conditions of the Effective Agreement, including without limitation the power of attorney granted in Section 2.4 of the Effective Agreement, and all of the terms and conditions hereof.

      4. Novak and AHHC, each for itself, hereby irrevocably constitutes and appoints the General Partner, with full power of substitution, its true and lawful attorney for each of Novak and AHHC and in the name, place, and stead of each of them, and for each of their use and benefit, to execute a future amendment to the Effective Agreement and such other documents and instruments, and to take such actions, as the General Partner deems necessary, desirable or appropriate to effect the issuance of additional Partnership Units or, as the case may be, the retirement and cancellation of Partnership Units pursuant to the provisions of the Assignment and Assumption Agreement. Each of Novak and AHHC agrees that this power of attorney is a power coupled with an interest and shall survive and not be effected by the termination of this Third

Amendment (unless and until replaced by a power of attorney granting at least the same rights to the General Partner) or by the transfer of all or any portion of either Novak's or AHHC's Limited Partnership Interest and shall extend to the successors and assigns of Novak and AHHC. Each of Novak and AHHC hereby agrees to be bound by any representation made by the General Partner, acting in good faith under this power of attorney, and each of Novak and AHHC hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner, taken in good faith under this power of attorney.

      5. Neither Novak nor AHHC may sell, assign, transfer, convey, or otherwise dispose of its Partnership Units for twelve (12) months from the date of this Third Amendment.

      6. Notwithstanding anything to the contrary contained in Section 2.C of Exhibit C to the Effective Agreement, for purposes of Section 2.B(1)(a) of such Exhibit C, the General Partner shall have the authority, in its sole and absolute discretion, to elect the method to be used under Treasury Regulations section 1.704-3 to take into account the variation between the fair market value and the adjusted tax basis of the Contract as of the date of its contribution to the Partnership.

      7. In order to reflect the issuance of a Limited Partnership Interest including 36,185 Partnership Units to Novak and a Limited Partnership Interest including 71,222 Partnership Units to AHHC, Exhibit A to the Effective Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached to this Third Amendment and made a part hereof.

      8. Except as the context may otherwise require, any terms used in this Third Amendment which are defined in the Effective Agreement shall have the same meaning for purposes of this Third Amendment as in the Effective Agreement.

      9. This Third Amendment may be executed in several counterparts, each of which will be deemed an original, and all of which will constitute but one and the same instrument.

      10. Except as herein amended, the Effective Agreement is hereby ratified, confirmed, and reaffirmed for all purposes and in all respects.

      IN WITNESS WHEREOF, the undersigned has executed this Third Amendment as of the date first written above.


                                      GENERAL PARTNER:
                                      ---------------

                                      CRESCENT REAL ESTATE EQUITIES, LTD.,
                                      a Delaware corporation, on its own behalf and as attorney-in-fact for the Limited Partners pursuant to Sections 2.4 and 14.1.B of the Effective Agreement



                                      By: /s/ David M. Dean
                                         -------------------------------------

                                      Name:  David M. Dean
                                           -----------------------------------

                                      Title:  Senior Vice President, Law
                                            ----------------------------------



                                      NEW LIMITED PARTNERS:


                                      /s/ Alan R. Novak
                                      ----------------------------------------
                                      Alan R. Novak




                                      ARMADA/HOFFLER HOLDING COMPANY, a
                                      Virginia corporation


                                      By:  /s/ A. Russell Kirk
                                         -------------------------------------

                                      Name:  A. Russell Kirk
                                           -----------------------------------

                                      Title:  Vice Chairman
                                            ----------------------------------



                              [Exhibits omitted.]

                              FOURTH AMENDMENT TO
                        THE SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
               CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP


     THIS FOURTH AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP (this "Fourth Amendment"), dated as of June 1, 1998, is entered into by and among Crescent Real Estate Equities, Ltd., a Delaware corporation, on its own behalf as sole general partner (the "General Partner") of Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Partnership"), and as attorney-in-fact for each of the existing limited partners (the "Limited Partners") of the Partnership pursuant to Sections 2.4 and 14.1.B of the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of November 1, 1997, as amended by the First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of February 19, 1998, the Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of March 2, 1998, and the Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of April 27, 1998 (hereinafter referred to as the "Effective Agreement"), Myers Group III, Inc. (formerly known as Freezer Services-West Point, Inc.), a Nebraska corporation and Myers Group IV, Inc. (formerly known as Freezer Services-Texarkana, Inc.), a Nebraska corporation.

                              W I T N E S S E T H:

     WHEREAS, the Partnership was formed pursuant to that certain Certificate of Limited Partnership dated February 9, 1994 and filed on February 9, 1994 in the office of the Secretary of State of Delaware and that certain Agreement of Limited Partnership dated as of February 9, 1994 (the "Initial Agreement");

     WHEREAS, the Initial Agreement, as previously amended and restated, was amended and restated in its entirety by the Effective Agreement;

     WHEREAS, on April 29, 1998 Crescent Equities issued 1,365,138 REIT Shares in a public stock offering at a cash price of $32.2742 per REIT Share, which cash proceeds were contributed to the Partnership by Crescent Equities pursuant to Section 4.2 of the Effective Agreement;

     WHEREAS, the Partnership, Freezer Services-West Point, Inc. ("Myers Group III"), Freezer Services-Texarkana, Inc. ("Myers Group IV") and certain other parties entered into that certain Asset Purchase Agreement dated as of the 25th day of March, 1998 (the "Purchase Agreement");

     WHEREAS, under the Purchase Agreement, (i) Myers Group III has agreed to contribute to the Partnership a 40% undivided interest in certain assets, free and clear of any all encumbrances other than certain permitted encumbrances, as more fully set forth in the Purchase Agreement (the "Myers Group III Contributed Assets") in exchange for a Limited Partnership Interest in the Partnership, and
(ii) Myers Group IV has agreed to contribute to the Partnership a 40% undivided interest in certain assets, free and clear of any all encumbrances other than certain permitted encumbrances, as more fully set forth in the Purchase Agreement (the "Myers Group IV Contributed Assets") in exchange for a Limited Partnership Interest in the Partnership;

     WHEREAS, the General Partner desires to reflect the admission of Myers Group III and Myers Group IV as Additional Limited Partners, in exchange for the Capital Contributions described above, pursuant to Section 4.3 of the Effective Agreement, upon the terms and conditions set forth herein;

     WHEREAS, the General Partner further desires to grant Partnership Units (as defined in Article I of the Effective Agreement) to Myers Group III and Myers Group IV pursuant to Section 4.3 of the Effective Agreement upon the terms and conditions set forth herein; and

     WHEREAS, the General Partner desires to amend the Effective Agreement pursuant to its authority under Sections 2.4 and 14.1.B of the Effective Agreement and the powers of attorney granted to the General Partner by the Limited Partners in order to reflect the aforementioned.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. Crescent Equities shall receive credit for a Capital Contribution to the Partnership of $44,058,737 on April 29, 1998 pursuant to Sections 4.2 of the Effective Agreement in connection with the issuance of 1,365,138 REIT Shares in a public stock offering.

     2. In exchange for the Capital Contribution of Myers Group III described above (which Capital Contribution has a Net Asset Value of $489,183), the Partnership hereby admits Myers Group III as an Additional Limited Partner effective as of the date hereof, pursuant to Section 4.3 of the Effective Agreement, with Myers Group III having the Limited Partnership Interest and number of Partnership Units set forth on Exhibit A hereto opposite its name.

     3. In exchange for the Capital Contribution of Myers Group IV described above (which Capital Contribution has a Net Asset Value of $3,510,817), the Partnership hereby admits Myers Group IV as an Additional Limited Partner effective as of the date hereof, pursuant to Section 4.3 of the Effective Agreement, with Myers Group IV having the Limited Partnership Interest and number of Partnership Units set forth on Exhibit A hereto opposite its name.

     4. Each of Myers Group III and Myers Group IV hereby acknowledges its acceptance of all of the terms and conditions of the Effective Agreement, including without limitation the power of attorney granted in Section 2.4 of the Effective Agreement, and all of the terms and conditions hereof.

     5. Myers Group III and Myers Group IV, each for itself, hereby irrevocably constitutes and appoints the General Partner, with full power of substitution, its true and lawful attorney for each of Myers Group III and Myers Group IV and in the name, place, and stead of each of them, and for each of their use and benefit, to execute a future amendment to the Effective Agreement and such other documents and instruments, and to take such actions, as the General Partner deems necessary, desirable or appropriate to effect any adjustment to the Limited Partnership Interest (and the number of Partnership Units) of Myers Group III or Myers Group IV pursuant to the provisions of the Purchase Agreement. Each of Myers Group III and Myers Group IV agrees that this power of attorney is a power coupled with an interest and shall survive and not be effected by the termination of this Fourth Amendment (unless and until replaced by a power of attorney granting at least the same rights to the General Partner) or by the transfer of all or any portion of either Myers Group III's or Myers Group IV's Limited Partnership Interest and shall extend to the successors and assigns of Myers Group III and Myers Group IV. Each of Myers Group III and Myers Group IV hereby agrees to be bound by any representation made by the General Partner, acting in good faith under this power of attorney, and each of Myers Group III and Myers Group IV hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner, taken in good faith under this power of attorney.


     6. Notwithstanding anything to the contrary contained in Section 2.C of Exhibit C to the Effective Agreement, for purposes of Section 2.B(1)(a) of such Exhibit C, the General Partner shall have the authority, in its sole and absolute discretion, to elect the method to be used under Treasury Regulations section 1.704-3 to take into account the variation between the fair market value and the adjusted tax basis of the Myers Group III Contributed Assets and the Myers Group IV Contributed Assets as of their date of contribution to the Partnership.


     7. In addition to the transfer restrictions set forth in Article 11 of the Effective Agreement, each of Myers Group III and Myers Group IV hereby acknowledges the transfer restrictions set forth in Section 5.14 of the Purchase Agreement, and further agrees that it (and any successor owner of its Limited Partnership Interest) shall not transfer any Limited Partnership Interest owned by it except in a transfer that constitutes a transfer of all of its Limited Partnership Interest and Partnership Units, to a Person that constitutes only one "partner" in the Partnership for purposes of Regulations Section 1.7704-1.


     8. In order to reflect the issuance of a Limited Partnership Interest including 7,123 Partnership Units to Myers Group III and a Limited Partnership Interest including 51,121 Partnership Units to Myers Group IV, Exhibit A to the Effective Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached to this Fourth Amendment and made a part hereof.


     9. Each of Myers Group III and Myers Group IV hereby agrees to execute (or cause its beneficial owners to execute, as required) any and all applications, documents or disclosures which may be required by any regulating agency or commission having jurisdiction over any aspect of the gaming industry or gaming establishments.

     10. The General Partner hereby confirms that, as of the date of this Fourth Amendment, the Exchange Factor is two (2).

     11. Except as the context may otherwise require, any terms used in this Fourth Amendment which are defined in the Effective Agreement shall have the same meaning for purposes of this Fourth Amendment as in the Effective Agreement.

     12. This Fourth Amendment may be executed in several counterparts, each of which will be deemed an original, and all of which will constitute but one and the same instrument.

     13. Except as herein amended, the Effective Agreement is hereby ratified, confirmed, and reaffirmed for all purposes and in all respects.


                [SIGATURES ARE CONTAINED ON THE FOLLOWING PAGE.]

         IN WITNESS WHEREOF, the undersigned has executed this Fourth Amendment as of the date first written above.

                              GENERAL PARTNER:

                              CRESCENT REAL ESTATE EQUITIES, LTD., a Delaware corporation, on its own behalf and as attorney-in-fact for the Limited Partners pursuant to Sections 2.4 and 14.1.B of the Effective Agreement


                              By:  /s/ DAVID M. DEAN
                                 -----------------------------------------------
                              Name:  DAVID M. DEAN
                                   ---------------------------------------------
                              Title:  Senior Vice President, Law
                                    --------------------------------------------

                              ADDITIONAL LIMITED PARTNERS:
                              MYERS GROUP III, INC. (formerly Freezer
                              Services-West Point, Inc.), a Nebraska corporation

                              By:  /s/ CHARLES C. MYERS
                                 -----------------------------------------------
                              Name:  CHARLES C. MYERS
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              MYERS GROUP IV, INC. (formerly Freezer
                              Services-Texarkana, Inc.), a Nebraska corporation

                              By:  /s/ CHARLES C. MYERS
                                 -----------------------------------------------
                              Name:  CHARLES C. MYERS
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------



                              [EXHIBITS OMITTED]

                                FIFTH AMENDMENT
                      TO THE SECOND AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP
                                      OF
                             CRESCENT REAL ESTATE
                          EQUITIES LIMITED PARTNERSHIP


      THIS FIFTH AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, dated as of June 30, 1998, is entered into by Crescent Real Estate Equities, Ltd., a Delaware corporation, on its own behalf as sole general partner (the "General Partner") of Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Partnership"), and as attorney-in-fact for each of the existing limited partners (the "Limited Partners") of the Partnership pursuant to Sections 2.4 and 14.1.B of the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of November 1, 1997, as amended by the First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of February 19, 1998, and the Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of March 2, 1998, and the Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of April 27, 1998, and the Fourth Amendment to the Second Amended and Restate Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of June 1, 1998, hereinafter referred to as the "Effective Agreement."

                              W I T N E S S E T H:

      WHEREAS, the Partnership was formed pursuant to that certain Certificate of Limited Partnership dated February 9, 1994 and filed on February 9, 1994 in the office of the Secretary of State of Delaware, and that certain Agreement of Limited Partnership dated as of February 9, 1994 (the "Initial Agreement");


      WHEREAS, the Initial Agreement, as previously amended and restated, was amended and restated in its entirety by the Effective Agreement;


      WHEREAS, on June 30, 1998, Crescent Equities issued 6,948,734 $32.38 Series B Convertible Preferred Shares ("Series B Preferred Shares") and, in connection therewith, the General Partner, pursuant to Section 8.7.C of the Effective Agreement, is required to cause the Partnership to issue to Crescent Equities preferred equity ownership interests in the Partnership ("Series B Preferred Partnership Units"), and, pursuant to its authority under Sections 6.1.C and 8.7.C of the Effective Agreement, desires to make such revisions to the Agreement as are necessary to reflect the issuance of the Series B Preferred Partnership Units; and


      WHEREAS, the General Partner desires to amend the Effective Agreement pursuant to its authority under Sections 2.4 and 14.1.B of the Effective Agreement and the powers of attorney granted to the General Partner by the Limited Partners in order to reflect the aforementioned.


      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:


      1. Pursuant to Section 8.7.C of the Effective Agreement, effective as of June 30, 1998, the issuance date of Series B Preferred Shares by Crescent Equities, the Partnership hereby issues 6,948,734 Series B Preferred Partnership Units to Crescent Equities.


      (a) Crescent Equities shall have a zero percentage Partnership Interest with respect to such Series B Preferred Partnership Units and shall have no voting rights other than the right to vote on any amendment to the Effective Agreement if such amendment would (i) convert the Series B Preferred Partnership Units into a general partner's interest, (ii) modify the limited liability of Crescent Equities with respect to the Series B Preferred Partnership Units, or (iii) alter the distribution, redemption, conversion or liquidation rights of the Series B Preferred Partnership Units as set forth in paragraphs 1(b) through (e) below.


      (b) Notwithstanding Section 5.2 of the Effective Agreement, and prior to any distributions of Available Cash under such provision, the General Partner shall cause distributions of Available Cash to be made in cash, on any date on which Crescent Equities makes a distribution of accrued, unpaid quarterly distributions to the holders of Series A Preferred Shares or of extraordinary cash distributions to the holders of Series B Preferred Shares, to Crescent Equities in an amount equal to the amount that is required to be distributed by Crescent Equities on that date to the holders of Series A Preferred Shares and Series B Preferred Shares. Notwithstanding Section 5.4 of the Effective Agreement, the General Partner shall cause the Partnership to make non-cash distributions of assets to Crescent Equities on any date on which Crescent Equities is required to make non-cash distributions of assets to the Series B Preferred Shares in an amount equal to the amount that is required to be distributed by Crescent Equities on that date to the holders of the Series B Preferred Shares.


      (c) Notwithstanding Sections 6.1.A and B of the Effective Agreement:


          (i) Each year, after giving effect to the special allocations set forth in Section 1 of Exhibit C to the Effective Agreement, gross income of the Partnership shall be allocated first to Crescent Equities until the cumulative amount allocated under this paragraph 1(c)(i) to Crescent Equities for the current year and all prior years is equal to the cumulative amount for the current year and all prior years of the sum of (A) the distributions made to Crescent Equities under paragraph 1(b) above, and (B) the portion of the distributions made to Crescent Equities under paragraph 2(d) of the First Amendment (if any) that exceeds $25 per Series A Preferred Partnership Unit. Any remaining Net Profits or Net Losses (other than gain or loss from a sale or other disposition of all or substantially all of the assets of the Partnership, which shall be allocated as set forth in paragraphs 1(c)(ii) and (iii) below) shall be allocated as set forth in Sections 6.1.A and B of the Effective Agreement.


          (ii) The gain of the Partnership from a sale or other disposition of all or substantially all of the assets of the Partnership shall be allocated among the Partners as follows: (A) first, to Crescent Equities in the amount necessary to cause its Capital Account balance to be equal to the liquidation preferences payable by Crescent Equities on the outstanding Series A Preferred Shares and Series B Preferred Shares (the "Liquidation Preferences") (i.e., a liquidation payment of $25 per Series A Preferred Partnership Unit, plus any accrued, unpaid quarterly distribution thereon, and a liquidation payment of $32.38 per Series B Preferred Partnership Unit, plus any accrued, unpaid extraordinary distribution thereon, subject to reduction on a pro rata basis (as more fully set forth in the respective "Statements of Designation" for the Series A Preferred Shares and the Series B Preferred Shares) to the extent that there are insufficient funds to pay the aforementioned liquidation preferences in full), (B) second, to the Partners in the amounts necessary, and in the ratio of such amounts, to cause the Capital Account balance of Crescent Equities in excess of the Liquidation Preferences and the Capital Account of each other Partner to be in the same ratio as their respective Partnership Interests, and (iii) thereafter, to all of the Partners in proportion to their respective Partnership Interests.


           (iii) The loss of the Partnership from a sale or other disposition of all or substantially all of the assets of the Partnership shall be allocated among the Partners as follows: (A) first, to the Partners, if any, having positive Capital Account balances, in the amounts necessary, and in the ratio of such amounts, so as to cause the positive Capital Account Balance of Crescent Equities to equal the Liquidation Preferences and the positive Capital Account balance of each other Partner to equal zero (or, if there is insufficient loss to accomplish this result, loss shall be allocated in a manner so as to cause the positive Capital Account balance of Crescent Equities in excess of the Liquidation Preference and the positive Capital Account balance of each other Partner to be in the same ratio as their respective Partnership Interests), (B) second, to Crescent Equities, until its positive Capital Account balance equals zero, and (C) thereafter, to the Partners in proportion to their respective Partnership Interests.


      (d) In the event that Crescent Equities exercises its redemption right with respect to the Series B Preferred Shares and pays the redemption price in cash, the Partnership shall concurrently redeem a corresponding amount of Series B Preferred Partnership Units at the same redemption price paid by Crescent Equities for the Series B Preferred Shares.


      (e) Upon exercise of any conversion right with respect to Series B Preferred Shares or upon any redemption of Series B Preferred Shares in exchange for REIT shares, (i) Crescent Equities shall, as of the date on which the conversion (or redemption, as the case may be) is consummated, be deemed to have contributed to the Partnership as Contributed Funds pursuant to Section 4.2.A(2) of the Effective Agreement an amount equal to the Value (computed as of the Business Day immediately preceding the date on which such conversion (or redemption, as the case may be) is consummated) of the REIT Shares delivered by Crescent Equities to such holder of Series B Preferred Shares, (ii) the Partnership Interests of Crescent Equities and the other Limited Partners shall be adjusted as set forth in Section 4.2 of the Effective Agreement, and (iii) a corresponding portion of Series B Preferred Partnership Units shall be retired.


      (f) Notwithstanding anything to the contrary contained in paragraph 2(e) of the First Amendment or in paragraph 1(e) of this Fifth Amendment, to the extent that Crescent Equities pays cash to the holder of Series A Preferred Shares (or Series B Preferred Shares, as the case may be) in lieu of fractional shares upon conversion of such Series A Preferred Shares (or Series B Preferred Shares, as the case may be) to REIT Shares, such cash payment shall be treated as a redemption of the corresponding portion of the Series A Preferred Shares (or Series B Preferred Shares, as the case may be) in accordance with paragraph 2(d) of the First Amendment (or paragraph 1(d) of this Fifth Amendment, as the case may be).


      2. In order to reflect the issuance of Series B Preferred Partnership Units, Exhibit A to the Effective Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached to this Fifth Amendment and made a part hereof.

      3. Except as the context may otherwise require, any terms used in this Fifth Amendment which are defined in the Effective Agreement shall have the same meaning for purposes of this Fifth Amendment as in the Effective Agreement.


      4. Except as herein amended, the Effective Agreement is hereby ratified, confirmed, and reaffirmed for all purposes and in all respects.

      IN WITNESS WHEREOF, the undersigned has executed this Fifth Amendment as of the date first written above.


                                            GENERAL PARTNER:
                                            ---------------



                                            CRESCENT REAL ESTATE EQUITIES,
                                            LTD., a Delaware corporation, on
                                            its own behalf and as
                                            attorney-in-fact for the Limited
                                            Partners pursuant to Sections 2.4
                                            and 14.1.B of the Effective
                                            Agreement






                                            By: /s/ Dallas E. Lucas

                                               --------------------------------

                                            Name: Dallas E. Lucas

                                                 ------------------------------

                                            Title: Chief Financial Officer
                                                  -----------------------------



                              [Exhibits omitted.]

                                  SIXTH AMENDMENT
                       TO THE SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
               CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP


         THIS SIXTH AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, dated as of July 15, 1998, is entered into by Crescent Real Estate Equities, Ltd., a Delaware corporation, on its own behalf as sole general partner (the "General Partner") of Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Partnership"), and as attorney-in-fact for each of the existing limited partners (the "Limited Partners") of the Partnership pursuant to Sections 2.4 and 14.1.B of the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of November 1, 1997, as amended by the First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of February 19, 1998, and the Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of March 2, 1998, and the Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of April 27, 1998, and the Fourth Amendment to the Second Amended and Restate Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of June 1, 1998, and the Fifth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of June 30, 1998, hereinafter referred to as the "Effective Agreement."

                              W I T N E S S E T H:

         WHEREAS, the Partnership was formed pursuant to that certain Certificate of Limited Partnership dated February 9, 1994 and filed on February 9, 1994 in the office of the Secretary of State of Delaware, and that certain Agreement of Limited Partnership dated as of February 9, 1994 (the "Initial Agreement");


         WHEREAS, the Initial Agreement, as previously amended and restated, was amended and restated in its entirety by the Effective Agreement;


         WHEREAS, the individuals set forth in the following table exercised options to purchase REIT Shares for the respective number of shares, on the respective date, pursuant to the respective stock option plan and for which Crescent Equities shall receive credit for the respective Capital Contribution to the Partnership indicated opposite each such individual's name:


                                                      Number of REIT       Stock Option                Capital
Individual                       Exercise Date       Shares Purchased         Plan                   Contribution
----------                       -------------       ----------------       -----------              ------------

Alan Powers                           3/16/98                600           1994 Plan                    $20,550.00

Alan Powers                           3/16/98               1,200          1995 Plan                    $41,100.00


                                                        Number of REIT       Stock Option                Capital
Individual                         Exercise Date       Shares Purchased         Plan                   Contribution
----------                         -------------       ----------------      ------------              ------------

John Walker                           3/17/98               2,700          1995 Plan                    $91,462.50

Morton H. Meyerson                    3/30/98               2,800          1995 Plan                   $101,675.00

Mark Stanfield                         4/6/98                600           1995 Plan                    $22,275.00

Jennifer Miller                       4/17/98                400           1995 Plan                    $13,875.00

Richard Hunt                          4/17/98                184           First Amended and             $6,382.50
                                                                           Restated 1995 Plan

Marian T. McWilliams                  4/17/98               1,000          1995 Plan                    $34,687.50

Bobby Moore                           4/17/98                200           First Amended and             $6,937.50
                                                                           Restated 1995 Plan

Oscar Flores                          4/20/98                400           First Amended and            $13,550.00
                                                                           Restated 1995 Plan

Robert Kowalski                       5/26/98                200           First Amended and             $6,737.50
                                                                           Restated 1995 Plan

Alfreda Stanley                       6/10/98                100           Second Amended and            $3,250.00
                                                                           Restated 1995 Plan

Bobby Vann                            6/10/98                100           Second Amended and            $3,250.00
                                                                           Restated 1995 Plan

Fred Hoekstra                         6/11/98                100           Second Amended and            $3,187.50
                                                                           Restated 1995 Plan

Anthony Frank                         6/12/98               2,800          First Amended and            $87,150.00
                                                                           Restated 1995 Plan

Anthony Frank                         6/12/98               2,800          Second Amended and           $87,150.00
                                                                           Restated 1995 Plan

Julie Garrett                         6/12/98                100           Second Amended and            $3,112.50
                                                                           Restated 1995 Plan

Melvin Zuckerman                      6/25/98               2,800          First Amended and            $90,475.00
                                                                           Restated 1995 Plan

Dory Bentley                          6/30/98                100           Second Amended and            $3,362.50
                                                                           Restated 1995 Plan

Elizabeth Corbell                     6/30/98               2,400          1995 Plan                    $80,700.00



                                                        Number of REIT       Stock Option                Capital
Individual                         Exercise Date       Shares Purchased         Plan                   Contribution
----------                         -------------       ----------------      ------------              ------------

James Petrie                           7/2/98                200           First Amended and             $6,825.00
                                                                           Restated 1995 Plan

Bill Armendariz                        7/8/98                600           Second Amended and           $20,662.50
                                                                           Restated 1995 Plan

Willie Hollie                          7/8/98                100           Second Amended and            $3,443.75
                                                                           Restated 1995 Plan

James Bownds                           7/8/98                500           Second Amended and           $17,218.75
                                                                           Restated 1995 Plan

Anthony Tillman                        7/8/98                100           Second Amended and            $3,443.75
                                                                           Restated 1995 Plan

Timothy McCoy                         7/10/98                 70           Second Amended and            $2,371.25
                                                                           Restated 1995 Plan

Bret Angle                            7/13/98                100           Second Amended and            $3,337.50
                                                                           Restated 1995 Plan




         WHEREAS, the individuals and entities set forth in the following table exercised their Exchange Rights with respect to the respective number of Partnership Units, on the respective date indicated opposite each such individual's or entity's name:


                                                                               Number of Partnership
      Individual or Entity                            Exercise Date              Units Exchanged
      --------------------                             -------------             --------------------

John L. Zogg                                             4/7/98                         292
Peter G. Dann                                            4/7/98                         250
James A. Telling                                        4/23/98                        1,650
Ross E. Bowker                                          5/27/98                        3,250




         WHEREAS, on November 12, 1997, Crescent Equities received $15,406,871 in cash from Kemper Investors Life Insurance Company ("Kemper") and Northwestern Mutual Life Insurance Company ("Northwestern") for REIT Shares issued to them on October 7, 1996 (pursuant to section 8.5(b) of that certain Agreement dated August 15, 1996 among Crescent Equities, Kemper, Northwestern and various other parties), which cash proceeds were contributed to the Partnership by Crescent Equities pursuant to Section 4.2 of the Effective Agreement;

         WHEREAS, on February 25, 1998, Crescent Equities issued 525,000 REIT Shares to Merrill Lynch International at a cash price of $0.01 per share, pursuant to that certain Swap Agreement, effective as of December 12, 1997, by and among Crescent Equities and Merrill Lynch International, which cash proceeds aggregating $5,250 were contributed to the Partnership by Crescent Equities pursuant to Section 4.2 of the Agreement;


         WHEREAS, on April 7, 1998, Crescent Equities issued 179 REIT Shares to each of Morton H. Meyerson, William F. Quinn, and Paul E. Rowsey, III in payment of trust managers' fees and, in connection therewith, Crescent Equities shall receive credit for an aggregate Capital Contribution to the Partnership of $20,103.94;


         WHEREAS, on April 27, 1998, Gerald W. Haddock assigned 1,000 Partnership Units to Diane Haddock;


         WHEREAS, on June 24, 1998, Crescent Equities issued 759,254 REIT Shares to Merrill Lynch International at a cash price of $0.01 per share, pursuant to that certain Swap Agreement, effective as of December 12, 1997, by and among Crescent Equities and Merrill Lynch International, which cash proceeds aggregating $7,592.54 were contributed to the Partnership by Crescent Equities pursuant to Section 4.2 of the Agreement;


         WHEREAS, on June 30, 1998, (i) the Partnership issued 1,046 Partnership Units valued at $70,343.50 to Texas Greenbrier Associates, Inc. ("Greenbrier") pursuant to that certain Consultant Unit Agreement dated August 15, 1995 between Greenbrier and the Partnership; and (ii) Greenbrier immediately exercised its Exchange Right with respect to such 1,046 Partnership Units;


         WHEREAS, on July 8, 1998, Crescent Equities issued 194 REIT Shares to each of Morton H. Meyerson, William F. Quinn, and Paul E. Rowsey, III in payment of trust managers' fees and, in connection therewith, Crescent Equities shall receive credit for an aggregate Capital Contribution to the Partnership of $20,042.63;


         WHEREAS, the General Partner desires to correct the description of the January 8, 1998 issuance of REIT Shares to Morton H. Meyerson, William F. Quinn, and Paul E. Rowsey, III set forth in the Recitals to the First Amendment to the Second Amended Agreement to indicate that Crescent Equities issued 176 REIT Shares to each of Morton H. Meyerson. William F. Quinn, and Paul E. Rowsey, III; and


         WHEREAS, the General Partner desires to amend the Effective Agreement to reflect the transactions described above and certain other clarifying amendments pursuant to its authority under Sections 2.4 and 14.1.B of the Effective Agreement and the powers of attorney granted to the General Partner by the Limited Partners.


         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:


         1. In order to reflect (i) the Capital Contributions of Crescent Equities aggregating $778,172.50 in connection with the exercise of options to purchase REIT Shares by Alan Powers,

John Walker, Morton H. Meyerson, Mark Stanfield, Jennifer Miller, Richard Hunt, Marian T. McWilliams, Bobby Moore, Oscar Flores, Robert Kowalski, Alfreda Stanley, Bobby Vann, Fred Hoekstra, Anthony Frank, Julie Garrett, Melvin Zuckerman, Dory Bentley, Elizabeth Corbell, James Petrie, Bill Armendariz, Willie Hollie, James Bownds, Anthony Tillman, Timothy McCoy, and Bret Angle, as more fully set forth above, (ii) the exercise by John L. Zogg, Peter G. Dann, James A. Telling, and Ross E. Bowker of their Exchange Rights with respect to Partnership Units, as more fully set forth above, (iii) the Capital Contribution by Crescent Equities on November 11, 1997, of $15,406,871 in connection with the the cash received from Kemper and Northwestern for the REIT Shares issued to them on October 7, 1996, (iv) the Capital Contribution by Crescent Equities on February 25, 1998, of $5,250 in connection with the issuance to Merrill Lynch International of 525,000 REIT Shares at $0.01 per share, (v) the Capital Contribution by Crescent Equities on April 7, 1998, of $20,103.94 in connection with the issuance of 179 REIT Shares to each of Morton H. Meyerson, William F. Quinn, and Paul E. Rowsey, III in payment of trust managers' fees, (vi) the assignment by Gerald W. Haddock of 1,000 Partnership Units to Diane Haddock,
(vii) the Capital Contribution by Crescent Equities on June 24, 1998, of $7,592.54 in connection with the issuance to Merrill Lynch International of 759,254 REIT Shares at $0.01 per share, (viii) the issuance of 1,046 Partnership Units valued at $70,343.50 to Greenbrier, and Greenbrier's immediate exercise of its Exchange Rights with respect to such Partnership Units, and (ix) the Capital Contribution by Crescent Equities on July 8, 1998, of $20,042.63 in connection with the issuance of 194 REIT Shares to each of Morton H. Meyerson, William F. Quinn, and Paul E. Rowsey, III in payment of trust managers' fees, Exhibit A to the Effective Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached to this Sixth Amendment and made a part hereof.

         2. The following new sentence is hereby inserted after the second sentence of Section 12.2.B:

               Solely for purposes of the allocations to be made under the preceding sentence (but not for any other purpose), (i) any Additional Limited Partner or Employee Limited Partner that is admitted to the Partnership prior to the eighth day of a month shall receive allocations under the preceding sentence as if such Partner had been admitted on the first day of the month, (ii) any Additional Limited Partner or Employee Limited Partner that is admitted to the Partnership on or after the eighth day of a month and prior to the twenty-third day of such month shall receive allocations under the preceding sentence as if such Partner had been admitted on the fifteenth day of the month, and (iii) any Additional Limited Partner or Employee Limited Partner that is admitted to the Partnership on or after the twenty-third day of a month shall receive allocations under the preceding sentence as if such Partner had been admitted on the first day of the next succeeding month.

         3. Except as the context may otherwise require, any terms used in this Sixth Amendment which are defined in the Effective Agreement shall have the same meaning for purposes of this Sixth Amendment as in the Effective Agreement.

         4. Except as herein amended, the Effective Agreement is hereby ratified, confirmed, and reaffirmed for all purposes and in all respects.

         IN WITNESS WHEREOF, the undersigned has executed this Sixth Amendment as of the date first written above.


                                         GENERAL PARTNER:



                                         CRESCENT REAL ESTATE EQUITIES, LTD.,
                                         a Delaware corporation, on its own
                                         behalf and as attorney-in-fact for the
                                         Limited Partners pursuant to Sections
                                         2.4 and 14.1.B of the Effective
                                         Agreement






                                         By: /s/ David M. Dean
                                         -------------------------------------
                                         -------------------------------------
                                         Name: David M. Dean
                                              --------------------------------

                                         Title: Senior Vice President, Law
                                                ------------------------------



                               [EXHIBITS OMITTED]

                                SEVENTH AMENDMENT
                       TO THE SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP


         THIS SEVENTH AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, dated as of September 30, 1998, is entered into by and among Crescent Real Estate Equities, Ltd., a Delaware corporation, on its own behalf as sole general partner (the "General Partner") of Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Partnership"), and as attorney-in-fact for each of the existing limited partners (the "Limited Partners") of the Partnership (other than Crescent Real Estate Equities Company ("Crescent Equities"), a Texas real estate investment trust) pursuant to Sections 2.4 and 14.1.B of the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of November 1, 1997, as amended by the First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of February 19, 1998, and the Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of March 2, 1998, and the Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of April 27, 1998, and the Fourth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of June 1, 1998, and the Fifth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of June 30, 1998, and the Sixth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of July 15, 1998 (hereinafter referred to as the "Effective Agreement") and Crescent Equities.

                              W I T N E S S E T H:

         WHEREAS, the Partnership was formed pursuant to that certain Certificate of Limited Partnership dated February 9, 1994 and filed on February 9, 1994 in the office of the Secretary of State of Delaware, and that certain Agreement of Limited Partnership dated as of February 9, 1994 (the "Initial Agreement");

         WHEREAS, the Initial Agreement, as previously amended, was amended and restated in its entirety by that certain First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of May 5, 1994 (the "First Amended Agreement");

         WHEREAS, the First Amended Agreement, as previously amended, was amended and restated in its entirety by the Effective Agreement;

         WHEREAS, the individuals set forth in the following table exercised options to purchase REIT Shares for the respective number of shares, on the respective date, pursuant to the respective stock option plan and for which Crescent Equities shall receive credit for the respective Capital Contribution to the Partnership indicated opposite each such individual's name:

                                                    Number of REIT            Stock                    Capital
Individual                     Exercise Date       Shares Purchased        Option Plan               Contribution
----------                     -------------       ----------------        -----------               ------------
Cheryl Dillon                     7/16/98                 200           First Amended and             $6,700.00
                                                                        Restated 1995 Plan
Cheryl Dillon                     7/16/98                 100           Second Amended and            $3,350.00
                                                                        Restated 1995 Plan
Kurtis Adams                      7/16/98                 200           First Amended and             $6,700.00
                                                                        Restated 1995 Plan
Kurtis Adams                      7/16/98                 100           Second Amended and            $3,350.00
                                                                        Restated 1995 Plan
Bobby Vann                        7/16/98                 200           First Amended and             $6,700.00
                                                                        Restated 1995 Plan
John Leathers                     7/16/98                 200           First Amended and             $6,700.00
                                                                        Restated 1995 Plan
John Leathers                     7/16/98                 100           Second Amended and            $3,350.00
                                                                        Restated 1995 Plan
Carlton Jordan                    7/16/98                 200           First Amended and             $6,700.00
                                                                        Restated 1995 Plan
Carlton Jordan                    7/16/98                 100           Second Amended and            $3,350.00
                                                                        Restated 1995 Plan
Mike Howell                       7/16/98                 200           First Amended and             $6,700.00
                                                                        Restated 1995 Plan
Mike Howell                       7/16/98                 100           Second Amended and            $3,350.00
                                                                        Restated 1995 Plan

                                                    Number of REIT            Stock                    Capital
Individual                     Exercise Date       Shares Purchased        Option Plan               Contribution
----------                     -------------       ----------------        -----------               ------------
Henry Cosby                       7/16/98                 200           First Amended and            $ 6,700.00
                                                                        Restated 1995 Plan
Henry Cosby                       7/16/98                 100           Second Amended and           $ 3,350.00
                                                                        Restated 1995 Plan
Ramon Cortez                      7/16/98                 200           First Amended and            $ 6,700.00
                                                                        Restated 1995 Plan
Ramon Cortez                      7/16/98                 100           Second Amended and           $ 3,350.00
                                                                        Restated 1995 Plan
Fred Hoekstra                     7/16/98                 200           First Amended and            $ 6,700.00
                                                                        Restated 1995 Plan
Mike Williams                     7/20/98                 200           First Amended and            $ 6,725.00
                                                                        Restated 1995 Plan
John Walker                       7/22/98                1,700          1995 Plan                    $55,356.25
Carlos Gonzalez                   7/22/98                 400           First Amended and            $13,025.00
                                                                        Restated 1995 Plan
Carlos Gonzalez                   7/22/98                 100           Second Amended and           $ 3,256.25
                                                                        Restated 1995 Plan
Bret Angle                         8/3/98                 200           First Amended and            $ 5,750.00
                                                                        Restated 1995 Plan
Steve Jones                        8/6/98                 110           First Amended and            $ 3,121.25
                                                                        Restated 1995 Plan
Jim Eidson                        8/12/98               1,000           1995 Plan                    $30,125.00
Jim Eidson                        8/12/98               1,000           First Amended and            $30,125.00
                                                                        Restated 1995 Plan
Jim Eidson                        8/12/98               1,000           First Amended and            $30,125.00
                                                                        Restated 1995 Plan

                                                    Number of REIT            Stock                    Capital
Individual                     Exercise Date       Shares Purchased        Option Plan               Contribution
----------                     -------------       ----------------        -----------               ------------
Michael Pugh                      8/12/98                 400           First Amended and            $ 12,050.00
                                                                        Restated 1995 Plan
Jim Eidson                        8/14/98                 300           1995 Plan                    $  8,850.00
Jim Eidson                        8/14/98                 300           First Amended and            $  8,850.00
                                                                        Restated 1995 Plan
Jim Eidson                        8/14/98                 300           First Amended and            $  8,850.00
                                                                        Restated 1995 Plan
Daniel Thompson                   8/21/98                 200           First Amended and            $  5,350.00
                                                                        Restated 1995 Plan
Robert Kowalski                   9/30/98                 200           First Amended and            $  5,050.00
                                                                        Restated 1995 Plan
Joseph Ambrose                    9/30/98               8,000           1995 Plan                    $202,000.00

         WHEREAS, effective April 14, 1998, Morton H. Meyerson conveyed his entire Limited Partnership Interest (including 18,989 Partnership Units) to Big Bend III Investments, L.P.;

         WHEREAS, on August 6, 1998, Tower Holdings, Inc. and 777 Main Street Partners assigned 5,035 Partnership Units and 16,648 Partnership Units, respectively, to Rainwater, Inc., and Rainwater, Inc. immediately assigned such Partnership Units to Office Towers LLC;

         WHEREAS, on August 6, 1998, Richard E. Rainwater assigned 219 Partnership Units to Office Towers LLC;

         WHEREAS, on August 14, 1998, Crescent Equities cancelled 6,638 restricted REIT Shares valued at $29.50 per share belonging to Dallas Lucas;

         WHEREAS, on September 15, 1998, John H. Anderson exercised his Exchange Rights with respect to 27,222 Partnership Units;

         WHEREAS, as of December 12, 1997, Crescent Equities and Merrill Lynch International ("MLI"), acting through Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), entered into that certain Swap Agreement (the "Swap Agreement") relating to certain REIT Shares;

         WHEREAS, as of December 12, 1997, Crescent Equities, the Partnership, MLI, and Merrill Lynch entered into that certain Purchase Agreement relating, among other matters, to the purchase of REIT Shares by MLI (the "Purchase Agreement");

         WHEREAS, effective as of December 12, 1997, the Partnership executed and delivered, in favor of MLI, that certain Guarantee pursuant to which the Partnership agreed to guarantee certain obligations of Crescent Equities (the "Guarantee");

         WHEREAS, effective as of September 30, 1998, pursuant to that certain Agreement of Termination, Release and Receipt (the "Termination Agreement"), the Partnership, Crescent Equities, MLI, and Merrill Lynch agreed to settle the Swap Agreement and terminate each of the Swap Agreement, the Purchase Agreement and the Guarantee (the Swap Agreement, the Purchase Agreement and the Guarantee are hereinafter referred to collectively as the "Prior Agreements");

         WHEREAS, pursuant to the Termination Agreement, Crescent Equities agreed to deliver to Merrill Lynch Mortgage Capital Inc. ("MLMC") a promissory note of the Partnership in the principal amount of $209,299,016.33 (the "Note"), secured by a deed of trust (with security agreement and assignment of rents) which encumbers certain real property owned by the Partnership in Houston, Texas (the "Deed of Trust") in exchange for the delivery by MLI and Merrill Lynch to Crescent Equities of 6,659,254 REIT Shares and in settlement of the 1,629,826 additional REIT Shares otherwise due to MLI and Merrill Lynch under the Prior Agreements;

         WHEREAS, pursuant to Section 8.7.E of the Effective Agreement, the General Partner desires to cause the Partnership to purchase from Crescent Equities a portion of its Partnership Interest on the same terms under which Crescent Equities is purchasing REIT Shares from MLI and Merrill Lynch;

         WHEREAS, in connection with the Partnership's purchase from Crescent Equities of a portion of its Partnership Interest, the Partnership has agreed deliver to MLMC the Note, secured by the Deed of Trust;

         WHEREAS, the General Partner desires to correct the description of the exercise of options by Bret Angle and Timothy McCoy set forth in the recitals to the Sixth Amendment to the Second Amended Agreement to indicate that Bret Angle exercised options pursuant to the Second Amended and Restated 1995 Plan to purchase 100 REIT Shares and Timothy McCoy exercised options pursuant to the Second Amended and Restated 1995 Plan to purchase 70 REIT Shares on July 16, 1998 (rather than on July 13, 1998, and July 10, 1998, respectively);

         WHEREAS, Section 14.1.A of the Effective Agreement incorrectly references Percentage Interests rather than Partnership Interests;

         WHEREAS, the General Partner desires to correct the reference contained in Section 14.1.A of the Effective Agreement to refer to Partnership Interests rather than Percentage Interests;

         WHEREAS, paragraph 14 of the Twelfth Amendment to the First Amended Agreement deleted Section 11.2.B of the First Amended Agreement, and paragraph 15 of such Twelfth Amendment renumbered the existing Section 11.2.C as Section 11.2.B and provided that all references to Section 11.2.C in the First Amended Agreement were to be renumbered accordingly;

         WHEREAS, in connection with the preparation of the Effective Agreement, the reference in Section 14.1.C of the Effective Agreement to Section 11.2.C was inadvertently not renumbered to Section 11.2.B;

         WHEREAS, the General Partner desires to correct the reference contained in Section 14.1.C of the Effective Agreement to refer to Section 11.2.B rather than Section 11.2.C; and

         WHEREAS, the General Partner desires to amend the Effective Agreement to reflect the transactions described above and certain other clarifying amendments pursuant to its authority under Sections 2.4 and 14.1.B of the Effective Agreement and the powers of attorney granted to the General Partner by the Limited Partners.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

              1. In order to reflect (i) the Capital Contributions of Crescent Equities aggregating $512,358 in connection with the exercise of options to purchase REIT Shares by Bret Angle, Cheryl Dillon, Kurtis Adams, Bobby Vann, John Leathers, Carlton Jordan, Mike Howell, Henry Cosby, Ramon Cortez, Fred Hoekstra, Mike Williams, John Walker, Carlos Gonzalez, Steve Jones, Jim Eidson, Michael Pugh, Daniel Thompson, Robert Kowalski, and Joseph Ambrose, as more fully set forth above,
         (ii) the exercise by John H. Anderson of his Exchange Rights with respect to 27,222 Partnership Units, (iii) the conveyance by Morton H. Meyerson of his entire Limited Partnership Interest (including 18,989 Partnership Units) to Big Bend III Investments, L.P.; (iv) the assignment by Tower Holdings, Inc. of 5,035 Partnership Units to Rainwater, Inc., (v) the assignment by 777 Main Street Partners of 16,648 Partnership Units to Rainwater, Inc., (vi) the assignment by Rainwater, Inc. of 21,683 Partnership Units to Office Towers LLC, (vii) the assignment by Richard E. Rainwater of 219 Partnership Units to Office Towers LLC, (viii) the cancellation by Crescent Equities of 6,638 restricted REIT Shares belonging to Dallas Lucas, and (ix) the purchase by the Partnership of a portion of the Partnership Interest of Crescent Equities for the Note, secured by the Deed of Trust, Exhibit A to the Effective Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached to this Seventh Amendment and made a part hereof.

              2. The last sentence of Section 14.1.A of the Effective Agreement is hereby deleted in its entirety and replaced with the following:

                  Except as provided in Section 14.1.B or 14.1.C, a proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and Limited Partners owning a majority-in-interest of the total Partnership Interests of the Limited Partners.

              3. Clause (iv) of Section 14.1.C of the Effective Agreement is hereby deleted in its entirety and replaced with the following:

                  (iv) alter or modify the Exchange Rights set forth in Section 8.6, or the right set forth in section 11.2.B

              4. Except as the context may otherwise require, any terms used in this Seventh Amendment which are defined in the Effective Agreement shall have the same meaning for purposes of this Seventh Amendment as in the Effective Agreement.

              5. Except as herein amended, the Effective Agreement is hereby ratified, confirmed, and reaffirmed for all purposes and in all respects.

         IN WITNESS WHEREOF, the undersigned have executed this Seventh Amendment as of the date first written above.

                                              GENERAL PARTNER:

                                              CRESCENT REAL ESTATE
                                              EQUITIES, LTD., a Delaware
                                              corporation, on its own
                                              behalf and as
                                              attorney-in-fact for the
                                              Limited Partners pursuant
                                              to Sections 2.4 and 14.1.B
                                              of the Effective Agreement
                                              (other than Crescent
                                              Equities)


                                              By: /s/ David M. Dean
                                              Name:  David M. Dean
                                              Title: Senior Vice President, Law


                                              LIMITED PARTNER:

                                              CRESCENT REAL ESTATE EQUITIES
                                              COMPANY, a Texas real estate
                                              investment trust


                                              By: /s/ David M. Dean
                                              Name:  David M. Dean
                                              Title: Senior Vice President, Law


                                              NEW LIMITED PARTNER:

                                              BIG BEND III INVESTMENTS, L.P.

                                              By:  2M COMPANIES, INC.,
                                              its general partner

                                              By:  /s/ Richard W. Slaven
                                              Name:  Richard W. Slaven
                                              Title:  Vice President

                               [EXHIBITS OMITTED]

                                EIGHTH AMENDMENT
                       TO THE SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP



         THIS EIGHTH AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, dated as of January 31, 1999, is entered into by and among Crescent Real Estate Equities, Ltd., a Delaware corporation, on its own behalf as sole general partner (the "General Partner") of Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Partnership"), and as attorney-in-fact for each of the existing limited partners (the "Limited Partners") of the Partnership pursuant to Sections 2.4 and 14.1.B of the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of November 1, 1997 (the "Second Amended Agreement"), as amended by the First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of February 19, 1998, and the Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of March 2, 1998, and the Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of April 27, 1998, and the Fourth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of June 1, 1998, and the Fifth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of June 30, 1998, and the Sixth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of July 15, 1998, and the Seventh Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of September 30, 1998, (hereinafter referred to as the "Effective Agreement"), Courtney E. Hunley, R. Todd Rainwater, and Matthew J. Rainwater.

                              W I T N E S S E T H:

         WHEREAS, the Partnership was formed pursuant to that certain Certificate of Limited Partnership dated February 9, 1994 and filed on February 9, 1994 in the office of the Secretary of State of Delaware, and that certain Agreement of Limited Partnership dated as of February 9, 1994 (the "Initial Agreement");

         WHEREAS, the Initial Agreement, as previously amended, was amended and restated in its entirety by that certain First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of May 5, 1994 (the "First Amended Agreement");

         WHEREAS, the First Amended Agreement, as previously amended, was amended and restated in its entirety by the Effective Agreement;

         WHEREAS, the individuals set forth in the following table exercised options to purchase REIT Shares for the respective number of shares, on the respective date, pursuant to the respective stock option plan and for which Crescent Equities shall receive credit for the respective Capital Contribution to the Partnership indicated opposite each such individual's name:

                                                    Number of REIT        Stock                          Capital
Individual                     Exercise Date       Shares Purchased    Option Plan                      Contribution
----------                     -------------       ----------------    -----------                      ------------
James Wassel                      10/6/98                2,000          1994 Plan                     $   49,125.00
Barry Gruebbel                    11/16/98               2,000          1994 Plan                     $   46,125.00
John M. Walker, Jr.               11/24/98               1,600          1995 Plan                     $   41,400.00
Bobby Moore                       12/11/98                 200          First Amended and             $    4,525.00
                                                                        Restated 1995 Plan
Debra Spears                      12/14/98               1,600          1995 Plan                     $   37,300.00
Dale B. Herl                      12/15/98                 400          First Amended and             $    9,450.00
                                                                        Restated 1995 Plan
Gerald Haddock                     1/5/99               50,000          1994 Plan                     $1,187,500.00
John Zogg                         1/20/99                3,000          1994 Plan                     $   68,250.00
Murphy Yates                      1/29/99                2,000          1994 Plan                     $   42,500.00

         WHEREAS, on October 7, 1998, Crescent Equities issued 231 REIT Shares to each of Morton H. Meyerson, William F. Quinn, and Paul E. Rowsey, III in payment of trust managers' fees and, in connection therewith, Crescent Equities shall receive credit for an aggregate Capital Contribution of the Partnership of $16,675.31;

         WHEREAS, on November 4, 1998, James Telling exercised his Exchange Rights with respect to 100 Partnership Units and Ross Bowker exercised his Exchange Rights with respect to 4,001 Partnership Units;

         WHEREAS, on November 20, 1998, Crescent Equities issued 1,852,162 REIT shares to Warburg Dillon Read LLC, as agent for UBS Securities, LLC, at a cash price of $0.01 per share, pursuant to that certain Forward Stock Purchase dated August 12, 1997, by and between Crescent Equities and Union Bank of Switzerland, London Branch, which cash proceeds aggregating $18,521.62 were contributed to the Partnership by Crescent Equities pursuant to Section 4.2 of the Agreement;

         WHEREAS, on November 30, 1998, Prudential Insurance Company of America converted all of its Series B Convertible Preferred Shares ("Series B Preferred Shares") into 8,400,582 REIT Shares;

         WHEREAS, pursuant to Section 1(e) of the Fifth Amendment to the Second Amended Agreement, in connection with the conversion of the Series B Preferred Shares, Crescent Equities shall be deemed to have contributed $199,881,347.96to the Partnership pursuant to Section 4.2 of the Amendment, and all of the 6,948,734 Series B Preferred Partnership Units shall be retired.

         WHEREAS, on December 17, 1998, Richard E. Rainwater assigned 3,436 Partnership Units to Darla Moore;

         WHEREAS, on January 1, 1999, the Courtney E. Rainwater Trust UA 4/15/82 assigned 21,098 Partnership Units to Courtney E. Hunley;

         WHEREAS, on January 1, 1999, the Richard Todd Rainwater Trust UA 4/15/82 assigned 21,098 Partnership Units to R. Todd Rainwater;

         WHEREAS, on January 1, 1999, the Matthew J. Rainwater Trust UA 4/15/82 assigned 21,098 Partnership Units to Matthew J. Rainwater;

         WHEREAS, on January 4, 1999, Peter H. Henry exercised his Exchange Rights with respect to 15,000 Partnership Units;

         WHEREAS, on January 6, 1999, Harry H. Frampton, III exercised his Exchange Rights with respect to 22,753 Partnership Units;

         WHEREAS, on January 11, 1999, Crescent Equities issued 290 REIT shares to each of Morton H. Meyerson, William F. Quinn, and Paul E. Ramsey, III in payment of trust managers' fees and, in connection therewith, Crescent Equities shall receive credit for an aggregate Capital Contribution of the Partnership of $20,064.38;

         WHEREAS, on January 20, 1999, Darla D. Moore assigned 1,086 Partnership Units to each of the Scott Irrevocable Asset Trust and the Pridemore Irrevocable Asset Trust;

         WHEREAS, on January 20, 1999, Richard E. Rainwater assigned 1,086 Partnership Units to each of the Scott Irrevocable Asset Trust and the Pridemore Irrevocable Asset Trust;

         WHEREAS, on January 20, 1999, the Scott Irrevocable Asset Trust exercised its Exchange Rights with respect to 2,172 Partnership Units;

         WHEREAS, on January 20, 1999, the Pridemore Irrevocable Asset Trust exercised its Exchange Rights with respect to 2,172 Partnership Units;

         WHEREAS, the Seventh Amendment to the Second Amended Agreement reflected a purchase of REIT Shares effective as of September 30, 1998 by Crescent Equities from "MLI" and "Merrill Lynch" pursuant to a "Termination Agreement" for a "Note" in the amount of $209,299,016.33 (all terms in quotes are as defined in the Seventh Amendment to the Second Amended Agreement), and a related purchase by the Partnership from Crescent Equities of a portion of its Partnership Interest on the same terms pursuant to Section 8.7.E of the Effective Agreement;

         WHEREAS, the General Partner desires to correct Exhibit A to the Effective Agreement, effective as of September 30, 1998, to reflect that the aforementioned $209,299,016.33 purchase price of the REIT Shares by Crescent Equities (and the related purchase price of a portion of Crescent Equities' Partnership Interest by the Partnership) was offset by $697,682.17 in cash paid by Merrill Lynch International to Crescent Equities (and in turn contributed by Crescent Equities to the Partnership), resulting in a net purchase price of $208,601.334.16; and

         WHEREAS, the General Partner desires to amend the Effective Agreement to reflect the transactions described above and certain other clarifying amendments pursuant to its authority under Sections 2.4 and 14.1.B of the Effective Agreement and the powers of attorney granted to the General Partner by the Limited Partners.


         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

              1. In order to reflect (i) the Capital Contributions of Crescent Equities aggregating $1,486,172 in connection with the exercise of options to purchase REIT Shares by James Wassel, Barry Gruebbel, John M. Walker, Jr., Bobby Moore, Debra Spears, Dale B. Herl, Gerald Haddock, Murphy Yates, and John Zogg, as more fully set forth above, (ii) the exercise by James Telling, Ross Bowker, Peter G. Henry, Harry H. Frampton, III, the Scott Irrevocable Asset Trust, and the Pridemore Irrevocable Asset Trust of their Exchange Rights with respect to Partnership Units, as more fully set forth above, (iii) the Capital Contribution by Crescent Equities on October 7, 1998 of $16,687 in connection with the issuance of 231 REIT Shares to each of Morton H. Meyerson, William F. Quinn, and Paul E. Rowsey, III, in payment of trust managers' fees, (iv) the Capital Contribution by Crescent Equities on November 20, 1998, of $18,521.62 in connection with the issuance to UBS Securities, LLC of 1,852,162 REIT Shares at $0.01 per share, (v) the assignment by Richard E. Rainwater of 3,436 Partnership Units to Darla Moore, (vi) the assignment by the Courtney E. Rainwater Trust UA 4/15/82 of 21,098 Partnership Units to Courtney E. Hunley,
         (vii) the assignment by the Richard Todd Rainwater Trust UA 4/15/82 of 21,098 Partnership Units to R. Todd Rainwater, (viii) the assignment by the Matthew J. Rainwater Trust UA 4/15/82 of 21,098 Partnership Units to Matthew J. Rainwater, (ix) the Capital Contribution by Crescent Equities on January 11, 1999, of $20,062.20 in connection with the issuance of 290 REIT Shares to each of Morton H. Meyerson, William F. Quinn, and Paul E. Rowsey, III, in payment of trust managers' fees, (x) the assignment by Darla D. Moore of 1,086 Partnership Units to each of the Scott Irrevocable Asset Trust and the Pridemore Irrevocable Asset Trust; (xi) the assignment by Richard E. Rainwater of 1,086 Partnership Units to each of the Scott Irrevocable Asset Trust and the Pridemore Irrevocable Asset Trust; (xii) the Capital Contribution of Crescent Equities on November 30, 1998, of $199,881,347.96 in connection with the conversion of the Series B Preferred Shares to REIT Shares; (xiii) the retirement of the

         Series B Preferred Units on November 30, 1998, in connection with the conversion of the Series B Preferred Shares to REIT Shares, and (xii) the adjusted purchase price of $208,601.334.16 for the September 30, 1998, purchase of a portion of Crescent Equities' Partnership Interest, Exhibit A to the Effective Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached to this Eighth Amendment and made a part hereof.

              2.    Each of Courtney E. Hunley, R. Todd Rainwater, and Matthew
         J. Rainwater hereby acknowledges his or her acceptance of all of the terms and conditions of the Effective Agreement, including without limitation the power of attorney granted in Section 2.4 of the Effective Agreement.

              3. The General Partner hereby admits each of Courtney E. Hunley, R. Todd Rainwater, and Matthew J. Rainwater as a Substituted Limited Partner effective as of January 1, 1999, pursuant to Article 11 of the Effective Agreement, with each of Courtney E. Hunley, R. Todd Rainwater, and Matthew J. Rainwater having the Partnership Interest and number of Partnership Units set forth on Exhibit A hereto opposite his or her name. The Partnership Units of each of Courtney E. Hunley, R. Todd Rainwater, and Matthew J. Rainwater shall have the Exchange Rights set forth in Section 8.6 of the Effective Agreement.

              4. Except as the context may otherwise require, any terms used in this Eighth Amendment which are defined in the Effective Agreement shall have the same meaning for purposes of this Eighth Amendment as in the Effective Agreement.

              5. Except as herein amended, the Effective Agreement is hereby ratified, confirmed, and reaffirmed for all purposes and in all respects.

         IN WITNESS WHEREOF, the undersigned have executed this Eighth Amendment as of the date first written above.

                                        GENERAL PARTNER:

                                        CRESCENT REAL ESTATE EQUITIES, LTD.,
                                        A Delaware corporation, on its own
                                        behalf and as attorney-in-fact for the
                                        Limited Partners pursuant to Sections
                                        2.4 and 14.1.B of the Effective
                                        Agreement (other than Crescent Equities)


                                        By: /s/ David M. Dean
                                        Name: David M. Dean
                                        Title: Senior Vice President, Law

                                        SUBSTITUTED LIMITED PARTNERS:


                                        /s/ Courtney E. Hunley
                                        ---------------------------------------
                                        Courtney E. Hunley


                                        /s/ R. Todd Rainwater
                                        ---------------------------------------
                                        R. Todd Rainwater


                                        /s/ Matthew J. Rainwater
                                        ---------------------------------------
                                        Matthew J. Rainwater

                               [EXHIBITS OMITTED]

                                 NINth AMENDMENT
                       TO THE SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP



         THIS NINTH AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, dated as of April 15, 1999, is entered into by and among Crescent Real Estate Equities, Ltd., a Delaware corporation, on its own behalf as sole general partner (the "General Partner") of Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Partnership"), and as attorney-in-fact for each of the existing limited partners (the "Limited Partners") of the Partnership pursuant to Sections 2.4 and 14.1.B of the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of November 1, 1997 (the "Second Amended Agreement"), as amended by the First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of February 19, 1998, and the Second Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of March 2, 1998, and the Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of April 27, 1998, and the Fourth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of June 1, 1998, and the Fifth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of June 30, 1998, and the Sixth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of July 15, 1998, and the Seventh Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of September 30, 1998, and the Eighth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of January 31, 1999 (hereinafter referred to as the "Effective Agreement").

                              W I T N E S S E T H:

         WHEREAS, the Partnership was formed pursuant to that certain Certificate of Limited Partnership dated February 9, 1994 and filed on February 9, 1994 in the office of the Secretary of State of Delaware, and that certain Agreement of Limited Partnership dated as of February 9, 1994 (the "Initial Agreement");


         WHEREAS, the Initial Agreement, as previously amended, was amended and restated in its entirety by that certain First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, dated as of May 5, 1994 (the "First Amended Agreement");

         WHEREAS, the First Amended Agreement, as previously amended, was amended and restated in its entirety by the Effective Agreement;


         WHEREAS, the individuals set forth in the following table exercised options to purchase REIT Shares for the respective number of shares, on the respective date, pursuant to the respective stock option plan and for which Crescent Equities shall receive credit for the respective Capital Contribution to the Partnership indicated opposite each such individual's name:

                                                    Number of REIT           Stock                        Capital
Individual                     Exercise Date       Shares Purchased       Option Plan                  Contribution
----------                     -------------       ----------------       -----------                  ------------

Chris Crisman                     2/24/99                 200           First Amended and              $   4,487.50
                                                                        Restated 1995 Plan
David Dean                         3/5/99                 272           1994 Plan                      $   5,746.00
Alan Powers                       3/15/99                 600           1994 Plan                      $  12,975.00
Alan Powers                       3/15/99               1,200           1995 Plan                      $  25,950.00

         WHEREAS, effective as of April 15, 1999, Crescent Equities issued 164,564 REIT Shares to certain former partners of Spectrum Dallas Associates, L.P. ("SDA") in satisfaction of certain obligations of the Partnership to SDA, and, in connection therewith, Crescent Equities shall receive credit for a Capital Contribution to the Partnership of $3,681,132.12;


         WHEREAS, the General Partner desires to amend the Effective Agreement to reflect the transactions described above and certain other clarifying amendments pursuant to its authority under Sections 2.4 and 14.1.B of the Effective Agreement and the powers of attorney granted to the General Partner by the Limited Partners.


         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

                  1. In order to reflect (i) the Capital Contributions of Crescent Equities aggregating $49,158.50 in connection with the exercise of options to purchase REIT Shares by Chris Crisman, David Dean, and Alan Powers, as more fully set forth above, and (ii) the Capital Contribution by Crescent Equities on April 15, 1999, of $3,681,132.12 in connection with the issuance of 164,564 REIT Shares to SDA in satisfaction of certain obligations of the Partnership to SDA, Exhibit A to the Effective Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached to this Ninth Amendment and made a part hereof.

                  2. Except as the context may otherwise require, any terms used in this Ninth Amendment which are defined in the Effective Agreement shall have the same meaning for purposes of this Ninth Amendment as in the Effective Agreement.

                  3. Except as herein amended, the Effective Agreement is hereby ratified, confirmed, and reaffirmed for all purposes and in all respects.

         IN WITNESS WHEREOF, the undersigned has executed this Ninth Amendment as of the date first written above.

                                    GENERAL PARTNER:

                                    CRESCENT REAL ESTATE EQUITIES, LTD., A
                                    Delaware corporation, on its own behalf and as attorney-in-fact for the Limited Partners pursuant to Sections 2.4 and 14.1.B of the Effective Agreement (other than Crescent Equities)


                                    By: /s/ DAVID M. DEAN
                                    Name: David M. Dean
                                    Title: Senior Vice President, Law


                                      -3-